Registration Statement No. 333-143354

811-09137

As Filed with the Securities and Exchange Commission on April 29, 2015

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 15	☒
and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 109	☒

DELAWARE LIFE VARIABLE ACCOUNT I

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

96 Worcester Street

Wellesley Hills, Massachusetts 02481

Depositor’s Address

1-800-700-6554

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

96 Worcester Street

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prime Variable Universal Life Insurance

Delaware Life Variable Account I

A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

Prospectus

May 1, 2015

This prospectus describes a combination fixed and variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I, one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Variable Sub-Accounts and a Fixed Account. The Variable Sub-Accounts invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)12

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)13

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,13

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

MFS® High Yield Portfolio (Initial Class)

Intermediate Term Bond

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)10

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)11

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2,12

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund (Series I)

M International Equity Fund3

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)4

Large Cap Equity

Columbia Variable Portfolio - Marsico 21st Century Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

M Large Cap Growth Fund3

M Large Cap Value Fund3

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8,9

Franklin Small Cap Value VIP Fund (Class 2)

M Capital Appreciation Fund3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,3

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Money Market

MFS® Money Market Portfolio (Initial Class)

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds are not available for investment by the Variable Sub-Accounts: AB International Value Portfolio, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Securities VIP Fund and Wanger USA.

[3]	This Fund does not have different share classes.

[4]	The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	Formerly known as DWS Small Cap Index VIP Fund.

[10]	Formerly known as MFS® Bond Portfolio.

[11]	Formerly known as MFS® Research Bond Series.

[12]	Effective May 1, 2015, the AllianceBernstein Portfolios changed their names from AllianceBernstein to AB.

[13]	This Fund employs a managed volatility strategy.

Delaware Life Insurance Company

P.O. Box 758581

Topeka, Kansas 66675-8581

(877) 253-2323

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund. A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

You choose the amount and timing of subsequent premium payments, within certain limits.

You may allocate your net premium payments among the Policy’s available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy’s Account Value will reflect-

•	the premiums You pay;

•	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

•	any loans or partial withdrawals;

•	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

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Death Benefit

If the Policy is in force at the time we receive Due Proof of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus Account Value (Option B); or

•	the Specified Face Amount plus the sum of premiums paid (Option C).

After the first Policy Year, You may change the Specified Face Amount.

After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	accelerated benefits
•	waiver of monthly deductions
•	payment of stipulated amount
•	supplemental term insurance
•	enhanced cash surrender value
•	loan lapse protection
•	long term accumulation (“LTA”)
•	charitable giving benefit
•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.

The assets of the variable separate account are free from our general creditor’s claims.

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The variable separate account is divided into Variable Sub-Accounts.

Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years. Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may occur monthly after Policy Year 1. Each partial withdrawal must be for at least $500. Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s Issue Age and the amount of planned periodic premium You pay. It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations)	Upon premium receipt	(as a % of premium)	(as a % of premium)

Maximum Charge: Current Charge:		8.25% 6.50%	15.00% 15.00%

Surrender Charge	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”)	(per $1000 of Specified Face Amount “SFA”) None[3]

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$40.13[2,3] $0.16[2,3] $7.76[3]
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Loan Lapse Protection Rider[5] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%	(as a % of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”)	(per $1000 of Policy Net Amount at Risk “PNAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33[6] $0.02[6] $0.13	$83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[7] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts) 0.60% 0.60%	(on the assets allocated to the Variable Sub-Accounts) 0.25% 0.00%

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Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Monthly Expense Charge[8] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Loan Interest[9]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%

Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk) $20.00	(per $1000 of Total Net Amount at Risk) $20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46
(male, Issue Age 45, benefit payable to age 70)

Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.13	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(Per $1000 of SFA) $2.06[13] $0.02[13] $0.14	Not available
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

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The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2014. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.73%

[1]	The elements making up the Premium Expense Charge are discussed on page 23. The Charge is deducted from premium received.

[2]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1. The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10. The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[3]	There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 27.

[6]	The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10. The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” below for additional detail.

[7]	The annual rate is shown in the table. The charge is deducted on a monthly basis.

[8]	The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount. For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The monthly expense charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%. A Policy without the LTA Rider has a loan interest rate of 3.5%. See the section entitled “Policy Loans” below for additional detail regarding Loan Interest.

[10]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 18. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[12]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[13]	The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The Enhanced Cash Surrender Value Rider charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

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DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our home office mailing address is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

The parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December  12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Variable Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts. All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund. The Variable Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

THE FUNDS

The Policy offers a number of Fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

7

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (877) 253-2323, or writing to Delaware Life Insurance Company, P.O. Box 758581. Topeka, Kansas 66675-8581.

Fund Investment Advisers and Subadvisers

AJO, L.P. subadvises M Large Cap Value Fund. AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund with BlackRock Investment Management, LLC serving as subadviser. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Marsico 21st Century Fund with Marsico Capital Management, LLC serving as subadviser. Columbia Wanger Asset Management, LLC advises Wanger USA. DSM Capital Partners, LLC subadvises M Large Cap Growth Fund. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds with Northern Cross, LLC subadvising M International Equity Fund and Frontier Capital Management Company, LLC subadvising M Capital Appreciation Fund. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with Oppenheimer Funds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we

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may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Potential Conflicts

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

FEES AND EXPENSES OF THE FUNDS

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.

The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund’s net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, You indirectly bear the fees and expenses of the Funds You select. The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

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You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account. You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts. Transfers may be subject to certain restrictions. Please see pages 18-20 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

INVESTMENT PROGRAMS

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at any time. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future. If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the

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original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program or choose a different model. Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated. If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated. If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise. We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You. You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to You a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. The Investment Start Date is the date the first premium is applied, which will be the later of-

•	the Issue Date,

•	the Policy Date or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

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Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

•	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Service Office; and

•	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS Money Market Fund or to our general account, whichever we specify in your Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS Money Market Fund or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Service Office within this eighteen-month (or twenty-four month) period.

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PREMIUM PAYMENTS

All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy’s Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured. Additional premium payments may be paid to us subject to the limitations described below. We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium

We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage. Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums

The net premium is the amount You pay as the premium less the Premium Expense Charge. The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium

Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts. You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable

13

procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums

While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices.

DEATH BENEFIT

If the Policy is in force at the time of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, plus

•	any amounts payable under any supplemental benefits added to the Policy, minus

•	the value of any Policy Debt on the date of the Insured’s death, minus

•	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. You may select between three death benefit options. You may change the death benefit option at any time.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the Policy application. A Policy will not be issued unless a death benefit option election is made.

Option A-Specified Face Amount. Under this option, the death benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

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Option A provides a level amount of death benefit. Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option

You may request a change in the death benefit option. Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change. Requests for a change must be made in writing to Us. The effective date of the change will be the Anniversary on or next following the date We approve your request. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy’s Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy’s Account Value on the effective date of change.

Option C can only be changed to Option A. Neither Option A nor B can be changed to Option C. The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences. You should consult a tax adviser before any change to the Specified Face Amount.

Minimum Changes. Each increase in the Specified Face Amount must be at least $10,000. We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases. After the first policy anniversary, You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases. The Specified Face Amount can be decreased after the first policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal. For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

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ACCESSING YOUR ACCOUNT VALUE

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If You do, the insurance coverage and all other benefits under the Policy will terminate. If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy’s Account Value less the sum of-

•	the outstanding balance of any Policy Debt; and

•	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request. The surrender charge period will start on the Policy’s Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on the Policy’s Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25	Issue Age 35	Issue Age 45
$3.25	$4.92	$7.76

Issue Age 55	Issue Age 65	Issue Age 75
$12.74	$21.91	$40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0

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A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount. Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

•	first, to the initial Specified Face Amount, up to the $100,000 minimum;

•	second, to the oldest increases in Specified Face Amount, in chronological order; and

•	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy’s Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test. The Loan Lapse Protection Rider may also prevent Policy termination. Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner. Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts. If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts. Loan amounts allocated to the Variable Sub-Accounts will

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be transferred to the Fixed Account. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10. If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter. If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured’s death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

TRANSFER PRIVILEGES

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account’s value from which the transfer will be made. If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account’s value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account’s value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE. An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date. he Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount

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that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify You in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater. We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described below under “Transfer Privileges,” the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

•	when a new broker of record is designated for the Policy;

•	when the Owner changes;

•	when control of the Policy passes to the designated beneficiary upon the death of the Insured;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

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If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCOUNT VALUE

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account. The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

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Account Value of the Variable Sub-Accounts

We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values. On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account. Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account. Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account. A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

•	the net premium received, minus

•	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

•	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

•	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

•	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

•	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

•	any amounts transferred among the Sub-Accounts for a Policy loan, minus

•	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

•	if a Processing Date, that portion of the Monthly Deductions charged to the Sub-Account for the Policy Month.

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Net Investment Factor

The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1)	is the net result of-

•	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2)	is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.	You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.	You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.	The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

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No-Lapse Guarantee

A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred. If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse. The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay. The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test

A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age. If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

CHARGES AND DEDUCTIONS

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge

We will deduct a Premium Expense Charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge

This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month. We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter. The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%. Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

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The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. Minimum and maximum Monthly Expense Charges are shown in the Fee Table. The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy. Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs. The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000]. Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

•	the death benefit divided by 1.00247; minus

•	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000. The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit. To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation). So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

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Monthly Cost of Insurance Rates

The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions

Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above. Additionally, a flat extra charge may apply if an Insured is a substandard risk. The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company. A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk. It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company. A definition of “flat extra” is provided in Appendix A - Glossary of Terms.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide You prompt notice of any reduction. Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

SUPPLEMENTAL BENEFITS

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions. Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders. For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider

Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill. An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy’s death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions. Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;

b.	the amount of Policy Debt in excess of the Accelerated Amount; and

c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

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Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider must be elected at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deductions for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider

This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period. If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases. Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

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We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider. The rider must be elected at issue and may not be discontinued. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a tax adviser about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Long Term Accumulation Rider (“LTA” Rider)

This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy. Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years. Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base. A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge. The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider. The absence or reduction in the

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Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter. The Asset Credit Date is the 16th policy anniversary. The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date. It is calculated as a percentage of Account Value less Policy Debt. There is no guaranteed minimum asset credit. There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider. Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge. In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived. Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued. If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided. The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter. Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term. In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years. In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider. Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy. Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit

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option A to have this rider and elect scheduled increases. If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121. Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121. If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company. If discontinued, the rider charge will cease.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge. Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

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Termination of Policy

The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test. Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy’s incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Money Market Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

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Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary;

•	exercise all other rights in the Policy;

•	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

•	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

OTHER POLICY PROVISIONS

Addition, Deletion or Substitution of Investments

We may decide to add new Variable Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

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Entire Contract

Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration

Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification

Upon notice to You, we may modify the Policy if such a modification-

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy)

If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

Misstatement discovered prior to death - Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide

If the Insured, whether sane or insane, commits suicide within two years after the Policy’s Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals. If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

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Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

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In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax adviser on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

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Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a tax adviser regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured

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by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

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A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax. Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

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Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser about the impact of this new tax on distributions from the Policy.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a competent tax adviser about the tax risks inherent in exercising the Loan Lapse Protection Rider.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”) pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s Issue Age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

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In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2012, 2013, and 2014, $703,170, $344,644, and $232,963, respectively in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

VOTING RIGHTS

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders’ meeting. We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

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We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including the processing of

41

orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Delaware Life Insurance Company, the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF TERMS

Account Value: The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Business Day: Any day that we are open for business.

Cash Value: Account Value less any surrender charges.

Cash Surrender Value: The Cash Value decreased by the balance of any outstanding Policy Debt.

Class: The risk and underwriting classification of the Insured.

Due Proof: Such evidence as we may reasonably require in order to establish that a benefit is due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our general account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund: A mutual fund portfolio in which a Variable Sub-Account invests.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Initial Premium: The amount necessary to put the coverage in force. Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured: The person on whose life a Policy is issued.

Investment Start Date: The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium: The Initial Premium is two Minimum Monthly Premiums. The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Policy Date.

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Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge: The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period: The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s age. It may vary in length by state but may not exceed 20 years.

Policy: The form issued by Delaware Life Insurance Company and is a contract between the policyowner and the Company.

Policy Application: The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date: The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month: A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds: The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year: A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge: A percentage charge deducted from each premium payment.

Processing Date: The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk: The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Service Office: Delaware Life Insurance Company, P.O. Box 758581, Topeka, Kansas 66675-8581 or such other address as we may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

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Target Premium: An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk: The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit: A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value: The value of each Unit of assets in a Variable Sub-Account.

Valuation Date: Any day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account I.

Variable Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You: The owner of the Policy.

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APPENDIX B - TABLE OF DEATH BENEFIT PERCENTAGES

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

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APPENDIX C - PRIVACY POLICY

Introduction

At Delaware Life Insurance Company (“Delaware Life”), protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-877-253-2323.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143354

Investment Company Act. File No. 811-09137

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PART B

STATEMENT OF ADDITIONAL INFORMATION

PRIME

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

May 1, 2015

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Prime Variable Universal Life Insurance prospectus, dated May 1, 2015. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at P.O. Box 758581, Topeka, Kansas 66675-8581 or calling 1-800-700-6554.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

ADMINISTRATION OF THE POLICY

In 2015, we engaged se2, llc (“se2”), an affiliate of the Company and a leading third-party provider of policy administration services for many other life insurance companies, to administer the Policies. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts, processing Applications, maintaining Policy records and other information necessary to the administration and operation of the Policy, processing Premium Payments, transfers, loans and withdrawals, issuing Policies, administering payments, providing confirmations, and providing customer service. The compensation paid to se2 is based on the number of Policies to which they provide these administrative services.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account I as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

The statutory-basis financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)) (the “Company”) as of and for the year ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

3

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2012, 2013, and 2014, were approximately $2,070,990, $1,155,203, and $916,593, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500%

4

the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life Variable

Account I

Financial Statements as of and for the Year Ended December 31, 2014 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of

Delaware Life Variable Account I:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account I of Delaware Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 24, 2015

Hartford, Connecticut

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:	Shares	Cost	Value
Investments at fair value:

Alger Growth & Income Portfolio I-2 Sub-Account (AL2)	5,826	$57,390	$95,368
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	39,785	459,306	788,547
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	387	8,663	11,522
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	25,358	282,374	305,568
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	3,213	45,783	67,955
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	114,240	2,048,719	3,394,061
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	10,135	138,318	135,909
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	42,931	457,367	625,509
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	24,536	270,448	268,670
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	42,699	980,649	1,165,671
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	83,919	876,510	1,069,971
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	22,665	461,067	581,131
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	14,423	880,871	1,151,499
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	9,140	333,698	479,050
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	188,260	2,034,762	1,959,782
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	144,697	2,924,036	2,935,907
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	239,597	3,519,093	3,395,094
Columbia Variable Portfolio—Marsico 21st Century Fund Class 2 Sub-Account (MCC)	42,003	532,075	724,134
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	24,547	672,946	741,320
Deutsche Small Cap Index VIP Class B Sub-Account (SSC)	204,764	2,187,571	3,544,464
Deutsche Small Mid Value VIP Class A Sub-Account (SCV)	162,769	1,821,688	2,895,668
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	184,602	2,411,586	4,251,391
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	24,678	387,743	409,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	86,701	$2,382,920	$3,181,916
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (FL6)	207,600	4,962,174	7,728,962
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	—	1	1
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	28,296	319,270	359,364
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F30)	8,998	95,939	116,523
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (FL8)	40,710	1,482,780	2,577,766
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (FIS)	62,004	8,845,393	12,774,138
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FL4)	104,521	14,546,557	21,686,974
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	67,401	2,178,695	2,483,064
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	4,158,468	4,158,468	4,158,468
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (FL7)	359,915	5,317,751	6,705,214
First Eagle Overseas Variable Fund Sub-Account (SGI)	71,314	2,027,137	1,876,277
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (FTI)	442,907	6,137,779	6,665,744
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (S17)	30,979	219,385	229,865
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (FTG)	135,305	1,565,802	1,976,803
Franklin Templeton Income VIP Fund Class 2 Sub-Account (ISC)	51,011	761,451	816,171
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (FMS)	100,105	1,749,060	2,262,365
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (FVS)	76,708	1,355,173	1,712,130
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (SIC)	151,864	1,877,997	1,754,026
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account (FGF)	3	44	42
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (GS4)	18,812	191,115	214,274
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (GS8)	20,164	312,144	351,464
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (GS2)	19,669	211,271	268,872
Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (GS5)	37,804	287,029	350,063

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (GS3)	247,674	$2,687,553	$4,487,858
Invesco V.I. American Franchise Fund Series I Sub-Account (FFG)	17,573	695,272	964,431
Invesco V.I. American Value Fund Series II Sub-Account (VKC)	41,345	643,705	816,569
Invesco V.I. Comstock Fund Series II Sub-Account (VLC)	29,169	371,699	556,543
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	27,931	766,947	1,145,452
Invesco V.I. Equity and Income Fund Series II Sub-Account (VKU)	54,274	940,285	1,023,616
Invesco V.I. Growth and Income Fund Series I Sub-Account (VGI)	77,203	1,602,169	1,941,655
Invesco V.I. International Growth Fund I Sub-Account (AI4)	210,873	6,228,967	7,353,127
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (FFI)	35,456	151,130	204,934
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	7,526	122,787	177,904
M Capital Appreciation Fund Sub-Account (MCA)	23,887	628,304	721,855
M International Equity Fund Sub-Account (MBI)	86,286	1,070,285	1,029,389
M Large Cap Growth Value Fund Sub-Account (MTC)	49,813	985,178	1,193,017
M Large Cap Value Fund Sub-Account (MBO)	47,505	597,018	634,667
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	140,777	3,140,954	3,422,281
MFS VIT Total Return Series Service Class Sub-Account (GGE)	10,407	231,721	249,255
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	13,460	406,392	535,047
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	548,713	3,731,759	4,806,727
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	197,627	3,803,419	3,225,277
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	560,088	7,534,321	7,561,193
MFS VIT I Research Series Initial Class Sub-Account (FFM)	159,848	3,614,450	4,653,169
MFS VIT I Utilities Series Initial Class Sub-Account (NNB)	61,480	2,167,997	2,087,874
MFS VIT I Utilities Series Service Class Sub-Account (NNC)	9,407	328,281	314,950
MFS VIT I Value Series Initial Class Sub-Account (FFO)	313,785	5,367,004	6,382,397
MFS VIT I Value Series Service Class Sub-Account (FFP)	140,004	2,727,325	2,807,075
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	44,391	1,716,911	2,374,899
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	78,926	940,729	917,905
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	119,287	1,736,732	1,579,362
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	2,284	34,309	37,041
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	219,830	2,905,443	2,862,192
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	55,652	737,369	719,582
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	894,663	5,388,944	5,466,390
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	53,517	649,685	711,244

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	35,124	$443,076	$463,284
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	119,432	1,696,041	2,103,194
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	6,161,030	6,161,030	6,161,030
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	16,374	244,675	235,617
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (SCB)	271,728	4,060,516	4,358,510
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (111)	242,693	2,809,420	2,861,354
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	328,606	3,712,129	4,620,205
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (113)	179,677	2,079,326	2,231,592
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (115)	140,889	1,535,125	1,453,977
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	663,066	6,806,308	6,783,160
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	599,356	5,463,083	5,873,691
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (112)	332,779	4,102,980	4,439,273
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (117)	67,823	672,265	728,417
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	89,051	1,071,167	1,117,593
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	13,412	536,603	870,040
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	574	26,887	36,907
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (OGG)	2,939	97,754	114,931
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	3,401	74,138	113,346
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	90,867	625,626	441,613
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	308,632	4,182,097	3,916,543
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (SBJ)	8,483	102,888	98,061

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	211,435	$2,970,694	$2,708,489
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	984,276	11,091,814	11,023,887
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	265,107	3,496,413	5,493,022
Wanger USA Sub-Account (USC)	6,683	203,385	252,018

Total investments		213,698,482	252,713,216

Total assets		$213,698,482	$252,713,216

Liabilities:
Payable to Sponsor			$—

Total liabilities			—

Net Assets			$252,713,216

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets:
AL2	5,774	$95,368
AL4	33,345	788,547
AL3	630	11,522
AVB	17,874	305,568
AN2	7,038	67,955
AN3	174,347	3,394,061
IVB	20,580	135,909
308	29,064	625,509
301	19,978	268,670
304	55,973	1,165,671
307	53,610	1,069,971
306	29,801	581,131
303	52,012	1,151,499
302	22,297	479,050
305	112,910	1,959,782
300	178,502	2,935,907
9XX	212,033	3,395,094
MCC	59,105	724,134
DGO	21,646	741,320
SSC	108,164	3,544,464
SCV	103,309	2,895,668
DMC	158,162	4,251,391
FVB	19,632	409,908
FL1	216,027	3,181,916
FL6	267,587	7,728,962
F15[2]	—	1
F20	27,439	359,364
F30	8,926	116,523
FL8	153,358	2,577,766
FIS	816,793	12,774,138
FL4	1,084,307	21,686,974
FVM	160,356	2,483,064
FL5	334,465	4,158,468
FL7	405,689	6,705,214
SGI	137,629	1,876,277
FTI	256,420	6,665,744
S17	12,501	229,865
FTG	77,920	1,976,803
ISC	56,196	816,171
FMS	169,568	2,262,365
FVS	102,105	1,712,130
SIC	117,053	1,754,026

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets (Continued):
FGF	3	$42
GS4	10,801	214,274
GS8	12,366	351,464
GS2	9,357	268,872
GS5	28,825	350,063
GS3	230,536	4,487,858
FFG	65,125	964,431
VKC	34,855	816,569
VLC	35,316	556,543
AI3	71,296	1,145,452
VKU	53,589	1,023,616
VGI	80,564	1,941,655
AI4	439,102	7,353,127
FFI	14,017	204,934
ASC	10,678	177,904
MCA	37,926	721,855
MBI	116,445	1,029,389
MTC	75,173	1,193,017
MBO	42,876	634,667
GGC	293,838	3,422,281
GGE	21,393	249,255
FFL	34,980	535,047
FFJ	308,606	4,806,727
FFS	232,383	3,225,277
FFQ	720,633	7,561,193
FFM	307,988	4,653,169
NNB	202,807	2,087,874
NNC	31,082	314,950
FFO	415,479	6,382,397
FFP	260,653	2,807,075
MIT	114,804	2,374,899
MF7	58,786	917,905
EM1	206,929	1,579,362
GT2	2,954	37,041
GSS	154,071	2,862,192
MFK	57,265	719,582
HYS	268,646	5,466,390
IGS	42,779	711,244
IG1	28,153	463,284
MIS	123,503	2,103,194
RI1	25,388	235,617
SCB	184,758	4,358,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Units	Value
Net Assets (Continued):
111	181,830	$2,861,354
SC3	197,821	4,620,205
113	114,145	2,231,592
115	109,476	1,453,977
SDC	589,905	6,783,160
SGC	323,541	5,873,691
112	248,476	4,439,273
117	35,684	728,417
VKM	44,613	1,117,593
OCF	40,889	870,040
OCA	2,656	36,907
OGG	8,634	114,931
OMG	7,671	113,346
PCR	62,989	441,613
PMB	163,220	3,916,543
SBJ	9,287	98,061
PRR	149,260	2,708,489
PTR	571,023	11,023,887
TBC	205,431	5,493,022
USC	15,051	252,018

Total net assets		$252,713,216

[1]	Share amount is less than 1 share.
[2]	Unit Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AL2 Sub-Account	AL4 Sub-Account	AL3 Sub-Account
Income:
Dividend income	$2,044	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,679	42,502	4,021
Realized gain distributions	—	—	1,061

Net realized gains (losses)	3,679	42,502	5,082

Net change in unrealized appreciation (depreciation)	5,295	16,393	(5,104)

Net realized and change in unrealized gains (losses)	8,974	58,895	(22)

Increase (decrease) in net assets from operations	$11,018	$58,895	$(22)

	AVB Sub-Account	AN2 Sub-Account	AN3 Sub-Account
Income:
Dividend income	$7,149	$—	$37,785
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,055	4,813	163,462
Realized gain distributions	45,718	—	—

Net realized gains (losses)	48,773	4,813	163,462

Net change in unrealized appreciation (depreciation)	(35,716)	(1,298)	109,741

Net realized and change in unrealized gains (losses)	13,057	3,515	273,203

Increase (decrease) in net assets from operations	$20,206	$3,515	$310,988

	IVB Sub-Account	308 Sub-Account	301 Sub-Account
Income:
Dividend income	$4,978	$18,466	$5,119
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,309	24,261	276
Realized gain distributions	—	—	89

Net realized gains (losses)	2,309	24,261	365

Net change in unrealized appreciation (depreciation)	(16,978)	41,123	6,992

Net realized and change in unrealized gains (losses)	(14,669)	65,384	7,357

Increase (decrease) in net assets from operations	$(9,691)	$83,850	$12,476

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	304 Sub-Account	307 Sub-Account	306 Sub-Account
Income:
Dividend income	$13,407	$37,229	$725
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,894	40,694	14,251
Realized gain distributions	112,206	—	2,531

Net realized gains (losses)	123,100	40,694	16,782

Net change in unrealized appreciation (depreciation)	(110,004)	(20,951)	(6,650)

Net realized and change in unrealized gains (losses)	13,096	19,743	10,132

Increase (decrease) in net assets from operations	$26,503	$56,972	$10,857

	303 Sub-Account	302 Sub-Account	305 Sub-Account
Income:
Dividend income	$8,951	$5,973	$59,275
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,899	5,967	(49,893)
Realized gain distributions	54,239	21,413	—

Net realized gains (losses)	80,138	27,380	(49,893)

Net change in unrealized appreciation (depreciation)	2,637	11,839	(3,358)

Net realized and change in unrealized gains (losses)	82,775	39,219	(53,251)

Increase (decrease) in net assets from operations	$91,726	$45,192	$6,024

	300 Sub-Account	9XX Sub-Account	MCC Sub-Account
Income:
Dividend income	$41,098	$76,225	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,769	26,209	22,912
Realized gain distributions	—	293,674	30,475

Net realized gains (losses)	17,769	319,883	53,387

Net change in unrealized appreciation (depreciation)	(151,184)	(338,641)	4,204

Net realized and change in unrealized gains (losses)	(133,415)	(18,758)	57,591

Increase (decrease) in net assets from operations	$(92,317)	$57,467	$57,591

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	DGO Sub-Account	SSC Sub-Account	SCV Sub-Account
Income:
Dividend income	$688	$24,562	$23,746
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	108,464	74,306	161,984
Realized gain distributions	95,187	187,066	14,203

Net realized gains (losses)	203,651	261,372	176,187

Net change in unrealized appreciation (depreciation)	(202,452)	(135,473)	(49,341)

Net realized and change in unrealized gains (losses)	1,199	125,899	126,846

Increase (decrease) in net assets from operations	$1,887	$150,461	$150,592

	DMC Sub-Account	FVB Sub-Account	FL1 Sub-Account
Income:
Dividend income	$40,177	$5,226	$22,694
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	194,683	6,463	116,286
Realized gain distributions	21,806	44,628	63,190

Net realized gains (losses)	216,489	51,091	179,476

Net change in unrealized appreciation (depreciation)	204,297	(19,305)	118,404

Net realized and change in unrealized gains (losses)	420,786	31,786	297,880

Increase (decrease) in net assets from operations	$460,963	$37,012	$320,574

	FL6 Sub-Account	F20 Sub-Account	F30 Sub-Account
Income:
Dividend income	$64,671	$5,108	$1,561
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	193,777	4,005	4,352
Realized gain distributions	151,371	5,928	2,288

Net realized gains (losses)	345,148	9,933	6,640

Net change in unrealized appreciation (depreciation)	420,969	(931)	(2,955)

Net realized and change in unrealized gains (losses)	766,117	9,002	3,685

Increase (decrease) in net assets from operations	$830,788	$14,110	$5,246

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FL8 Sub-Account	FIS Sub-Account	FL4 Sub-Account
Income:
Dividend income	$2,362	$178,609	$323,075
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	73,541	208,786	396,315
Realized gain distributions	—	11,245	18,941

Net realized gains (losses)	73,541	220,031	415,256

Net change in unrealized appreciation (depreciation)	190,031	1,017,507	1,739,454

Net realized and change in unrealized gains (losses)	263,572	1,237,538	2,154,710

Increase (decrease) in net assets from operations	$265,934	$1,416,147	$2,477,785

	FVM Sub-Account	FL5 Sub-Account	FL7 Sub-Account
Income:
Dividend income	$468	$542	$89,147
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	45,050	—	303,735
Realized gain distributions	55,677	—	2,005

Net realized gains (losses)	100,727	—	305,740

Net change in unrealized appreciation (depreciation)	38,681	—	(1,041,984)

Net realized and change in unrealized gains (losses)	139,408	—	(736,244)

Increase (decrease) in net assets from operations	$139,876	$542	$(647,097)

	SGI Sub-Account	FTI Sub-Account	S17 Sub-Account
Income:
Dividend income	$54,349	$142,431	$6,119
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,302	190,657	526
Realized gain distributions	138,863	—	187

Net realized gains (losses)	147,165	190,657	713

Net change in unrealized appreciation (depreciation)	(227,990)	(1,166,802)	(723)

Net realized and change in unrealized gains (losses)	(80,825)	(976,145)	(10)

Increase (decrease) in net assets from operations	$(26,476)	$(833,714)	$6,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FTG Sub-Account	ISC Sub-Account	FMS Sub-Account
Income:
Dividend income	$27,415	$37,132	$45,055
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,532)	3,324	57,834
Realized gain distributions	—	—	11,715

Net realized gains (losses)	(5,532)	3,324	69,549

Net change in unrealized appreciation (depreciation)	(76,401)	(9,574)	38,612

Net realized and change in unrealized gains (losses)	(81,933)	(6,250)	108,161

Increase (decrease) in net assets from operations	$(54,518)	$30,882	$153,216

	FVS Sub-Account	SIC Sub-Account	FGF Sub-Account
Income:
Dividend income	$10,239	$97,530	$1
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	58,593	(4,507)	—
Realized gain distributions	123,464	32,302	—

Net realized gains (losses)	182,057	27,795	—

Net change in unrealized appreciation (depreciation)	(181,306)	(98,353)	—

Net realized and change in unrealized gains (losses)	751	(70,558)	—

Increase (decrease) in net assets from operations	$10,990	$26,972	$1

	GS4 Sub-Account	GS8 Sub-Account	GS2 Sub-Account
Income:
Dividend income	$2,920	$3,419	$2,017
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,047	24,695	5,570
Realized gain distributions	38,571	56,936	37,882

Net realized gains (losses)	53,618	81,631	43,452

Net change in unrealized appreciation (depreciation)	(30,039)	(40,927)	(27,738)

Net realized and change in unrealized gains (losses)	23,579	40,704	15,714

Increase (decrease) in net assets from operations	$26,499	$44,123	$17,731

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	GS5 Sub-Account	GS3 Sub-Account	FFG Sub-Account
Income:
Dividend income	$13,920	$60,269	$355
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,013	184,242	37,614
Realized gain distributions	—	191,789	—

Net realized gains (losses)	8,013	376,031	37,614

Net change in unrealized appreciation (depreciation)	(50,493)	202,956	41,088

Net realized and change in unrealized gains (losses)	(42,480)	578,987	78,702

Increase (decrease) in net assets from operations	$(28,560)	$639,256	$79,057

	VKC Sub-Account	VLC Sub-Account	AI3 Sub-Account
Income:
Dividend income	$1,579	$5,918	$9,606
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,824	137,748	46,580
Realized gain distributions	66,367	—	5,363

Net realized gains (losses)	92,191	137,748	51,943

Net change in unrealized appreciation (depreciation)	(19,597)	(77,197)	26,465

Net realized and change in unrealized gains (losses)	72,594	60,551	78,408

Increase (decrease) in net assets from operations	$74,173	$66,469	$88,014

	VKU Sub-Account	VGI Sub-Account	AI4 Sub-Account
Income:
Dividend income	$15,801	$29,839	$118,480
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,961	58,424	123,981
Realized gain distributions	48,734	194,043	—

Net realized gains (losses)	65,695	252,467	123,981

Net change in unrealized appreciation (depreciation)	(20,455)	(97,080)	(233,067)

Net realized and change in unrealized gains (losses)	45,240	155,387	(109,086)

Increase (decrease) in net assets from operations	$61,041	$185,226	$9,394

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FFI Sub-Account	ASC Sub-Account	MCA Sub-Account
Income:
Dividend income	$—	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,860	7,555	24,722
Realized gain distributions	—	16,544	69,777

Net realized gains (losses)	2,860	24,099	94,499

Net change in unrealized appreciation (depreciation)	12,680	(20,373)	(14,691)

Net realized and change in unrealized gains (losses)	15,540	3,726	79,808

Increase (decrease) in net assets from operations	$15,540	$3,726	$79,808

	MBI Sub-Account	MTC Sub-Account	MBO Sub-Account
Income:
Dividend income	$25,397	$475	$7,168
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	121,748	35,618	44,114
Realized gain distributions	—	147,235	67,633

Net realized gains (losses)	121,748	182,853	111,747

Net change in unrealized appreciation (depreciation)	(195,629)	(69,887)	(59,907)

Net realized and change in unrealized gains (losses)	(73,881)	112,966	51,840

Increase (decrease) in net assets from operations	$(48,484)	$113,441	$59,008

	GGC Sub-Account	GGE Sub-Account	FFL Sub-Account
Income:
Dividend income	$62,620	$3,773	$515
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,847	1,792	27,671
Realized gain distributions	87,156	5,833	32,860

Net realized gains (losses)	120,003	7,625	60,531

Net change in unrealized appreciation (depreciation)	94,269	6,080	(16,337)

Net realized and change in unrealized gains (losses)	214,272	13,705	44,194

Increase (decrease) in net assets from operations	$276,892	$17,478	$44,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FFJ Sub-Account	FFS Sub-Account[3]	FFQ Sub-Account
Income:
Dividend income	$—	$—	$216,281
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	83,478	(6,768)	(4,399)
Realized gain distributions	505,471	703,481	—

Net realized gains (losses)	588,949	696,713	(4,399)

Net change in unrealized appreciation (depreciation)	(191,164)	(739,456)	205,324

Net realized and change in unrealized gains (losses)	397,785	(42,743)	200,925

Increase (decrease) in net assets from operations	$397,785	$(42,743)	$417,206

	FFM Sub-Account	NNB Sub-Account[3]	NNC Sub-Account[3]
Income:
Dividend income	$37,483	$42,881	$6,188
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	191,819	(1,256)	(795)
Realized gain distributions	340,126	75,203	11,927

Net realized gains (losses)	531,945	73,947	11,132

Net change in unrealized appreciation (depreciation)	(110,676)	(80,123)	(13,331)

Net realized and change in unrealized gains (losses)	421,269	(6,176)	(2,199)

Increase (decrease) in net assets from operations	$458,752	$36,705	$3,989

	FFO Sub-Account	FFP Sub-Account[3]	MIT Sub-Account
Income:
Dividend income	$92,360	$34,977	$29,649
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	105,685	631	56,974
Realized gain distributions	186,871	82,065	—

Net realized gains (losses)	292,556	82,696	56,974

Net change in unrealized appreciation (depreciation)	174,640	79,750	127,723

Net realized and change in unrealized gains (losses)	467,196	162,446	184,697

Increase (decrease) in net assets from operations	$559,556	$197,423	$214,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MF7 Sub-Account	EM1 Sub-Account	GT2 Sub-Account
Income:
Dividend income	$31,453	$7,019	$1,067
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,065)	(43,626)	636
Realized gain distributions	2,269	—	52

Net realized gains (losses)	204	(43,626)	688

Net change in unrealized appreciation (depreciation)	13,370	(82,674)	(129)

Net realized and change in unrealized gains (losses)	13,574	(126,300)	559

Increase (decrease) in net assets from operations	$45,027	$(119,281)	$1,626

	GSS Sub-Account	MFK Sub-Account	HYS Sub-Account
Income:
Dividend income	$69,652	$15,271	$308,945
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,853	(3,562)	59,864
Realized gain distributions	—	—	—

Net realized gains (losses)	1,853	(3,562)	59,864

Net change in unrealized appreciation (depreciation)	45,301	20,230	(213,386)

Net realized and change in unrealized gains (losses)	47,154	16,668	(153,522)

Increase (decrease) in net assets from operations	$116,806	$31,939	$155,423

	IGS Sub-Account	IG1 Sub-Account	MIS Sub-Account
Income:
Dividend income	$6,813	$3,124	$10,910
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	47,232	12,180	311,038
Realized gain distributions	33,732	21,378	166,776

Net realized gains (losses)	80,964	33,558	477,814

Net change in unrealized appreciation (depreciation)	(126,537)	(62,147)	(263,649)

Net realized and change in unrealized gains (losses)	(45,573)	(28,589)	214,165

Increase (decrease) in net assets from operations	$(38,760)	$(25,465)	$225,075

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	NWD Sub-Account[4]	RI1 Sub-Account	UTS Sub-Account[4]
Income:
Dividend income	$—	$4,108	$114,765
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(141,305)	77,773	268,668
Realized gain distributions	731,963	2,678	187,606

Net realized gains (losses)	590,658	80,451	456,274

Net change in unrealized appreciation (depreciation)	(826,044)	(103,056)	(362,849)

Net realized and change in unrealized gains (losses)	(235,386)	(22,605)	93,425

Increase (decrease) in net assets from operations	$(235,386)	$(18,497)	$208,190

	MFE Sub-Account[4]	MVS Sub-Account[4]	MV1 Sub-Account[4]
Income:
Dividend income	$13,678	$64,227	$77,361
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,930	186,608	226,290
Realized gain distributions	24,137	227,704	314,684

Net realized gains (losses)	46,067	414,312	540,974

Net change in unrealized appreciation (depreciation)	(28,507)	(429,222)	(556,039)

Net realized and change in unrealized gains (losses)	17,560	(14,910)	(15,065)

Increase (decrease) in net assets from operations	$31,238	$49,317	$62,296

	SCB Sub-Account	111 Sub-Account	SC3 Sub-Account
Income:
Dividend income	$40,618	$73,788	$102,577
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	420,633	76,315	(91,881)
Realized gain distributions	732,454	45,373	—

Net realized gains (losses)	1,153,087	121,688	(91,881)

Net change in unrealized appreciation (depreciation)	(899,833)	(9,274)	621,004

Net realized and change in unrealized gains (losses)	253,254	112,414	529,123

Increase (decrease) in net assets from operations	$293,872	$186,202	$631,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	113 Sub-Account	115 Sub-Account	SDC Sub-Account
Income:
Dividend income	$38,672	$13,764	$87,775
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,712	(14,650)	10,408
Realized gain distributions	39,211	—	27,150

Net realized gains (losses)	62,923	(14,650)	37,558

Net change in unrealized appreciation (depreciation)	16,467	60,784	(69,815)

Net realized and change in unrealized gains (losses)	79,390	46,134	(32,257)

Increase (decrease) in net assets from operations	$118,062	$59,898	$55,518

	SGC Sub-Account	112 Sub-Account	117 Sub-Account
Income:
Dividend income	$55,598	$68,672	$3,767
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	392,789	20,355	49,584
Realized gain distributions	611,252	51,011	98,765

Net realized gains (losses)	1,004,041	71,366	148,349

Net change in unrealized appreciation (depreciation)	(475,071)	76,642	(127,785)

Net realized and change in unrealized gains (losses)	528,970	148,008	20,564

Increase (decrease) in net assets from operations	$584,568	$216,680	$24,331

	VKM Sub-Account	OCF Sub-Account	OCA Sub-Account
Income:
Dividend income	$—	$3,626	$58
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,301	44,111	1,587
Realized gain distributions	158,080	19,740	777

Net realized gains (losses)	169,381	63,851	2,364

Net change in unrealized appreciation (depreciation)	(142,257)	52,252	2,320

Net realized and change in unrealized gains (losses)	27,124	116,103	4,684

Increase (decrease) in net assets from operations	$27,124	$119,729	$4,742

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	OGG Sub-Account	OMG Sub-Account	PCR Sub-Account
Income:
Dividend income	$883	$620	$2,043
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,785	3,902	(51,353)
Realized gain distributions	4,648	2,178	—

Net realized gains (losses)	12,433	6,080	(51,353)

Net change in unrealized appreciation (depreciation)	(11,897)	3,991	(54,016)

Net realized and change in unrealized gains (losses)	536	10,071	(105,369)

Increase (decrease) in net assets from operations	$1,419	$10,691	$(103,326)

	PMB Sub-Account	SBJ Sub-Account	PRR Sub-Account
Income:
Dividend income	$218,971	$2,608	$42,874
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	60,577	(1,252)	(18,049)
Realized gain distributions	78,412	—	—

Net realized gains (losses)	138,989	(1,252)	(18,049)

Net change in unrealized appreciation (depreciation)	(288,069)	3,251	81,097

Net realized and change in unrealized gains (losses)	(149,080)	1,999	63,048

Increase (decrease) in net assets from operations	$69,891	$4,607	$105,922

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	PTR Sub-Account	TBC Sub-Account	USC Sub-Account
Income:
Dividend income	$242,267	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,813	637,431	1,505
Realized gain distributions	—	—	27,596

Net realized gains (losses)	20,813	637,431	29,101

Net change in unrealized appreciation (depreciation)	193,607	(174,589)	(17,857)

Net realized and change in unrealized gains (losses)	214,420	462,842	11,244

Increase (decrease) in net assets from operations	$456,687	$462,842	$11,244

[3]	The current year activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for further details on these Sub-Accounts.
[4]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AL2 Sub-Account		AL4 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,044	$1,736	$—	$2,229
Net realized gains (losses)	3,679	2,731	42,502	49,952
Net change in unrealized appreciation/ depreciation	5,295	18,500	16,393	154,884

Increase (decrease) in net assets from operations	11,018	22,967	58,895	207,065

Contract Owner Transactions:
Purchase payments received	—	4	28,984	39,633
Transfers between Sub-Accounts (including the Fixed Account), net	—	(6)	(9,046)	(52,359)
Withdrawals, surrenders, annuitizations and contract charges	(6,189)	(6,027)	(6,626)	(10,335)
Mortality and expense risk charges	(236)	(348)	(3,490)	(3,640)
Charges for life insurance protection and monthly administration charge	(3,333)	(3,280)	(31,711)	(31,757)

Net increase (decrease) from contract owner transactions	(9,758)	(9,657)	(21,889)	(58,458)

Total increase (decrease) in net assets	1,260	13,310	37,006	148,607
Net assets at beginning of year	94,108	80,798	751,541	602,934

Net assets at end of year	$95,368	$94,108	$788,547	$751,541

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AL3 Sub-Account		AVB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$7,149	$6,148
Net realized gains (losses)	5,082	6,470	48,773	5,197
Net change in unrealized appreciation/ depreciation	(5,104)	1,099	(35,716)	30,077

Increase (decrease) in net assets from operations	(22)	7,569	20,206	41,422

Contract Owner Transactions:
Purchase payments received	—	—	31,274	10,421
Transfers between Sub-Accounts (including the Fixed Account), net	(297)	—	(143)	6,484
Withdrawals, surrenders, annuitizations and contract charges	(10,623)	(6,106)	—	(3,313)
Mortality and expense risk charges	(34)	(75)	(621)	(593)
Charges for life insurance protection and monthly administration charge	(986)	(1,957)	(29,003)	(28,438)

Net increase (decrease) from contract owner transactions	(11,940)	(8,138)	1,507	(15,439)

Total increase (decrease) in net assets	(11,962)	(569)	21,713	25,983
Net assets at beginning of year	23,484	24,053	283,855	257,872

Net assets at end of year	$11,522	$23,484	$305,568	$283,855

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AN2 Sub-Account		AN3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$16	$37,785	$35,774
Net realized gains (losses)	4,813	1,270	163,462	(76,393)
Net change in unrealized appreciation/ depreciation	(1,298)	14,162	109,741	974,554

Increase (decrease) in net assets from operations	3,515	15,448	310,988	933,935

Contract Owner Transactions:
Purchase payments received	—	—	165,686	187,243
Transfers between Sub-Accounts (including the Fixed Account), net	(8,283)	(138)	(161,588)	(197,799)
Withdrawals, surrenders, annuitizations and contract charges	(1,723)	(316)	(210,918)	(187,092)
Mortality and expense risk charges	(243)	(349)	(15,893)	(16,346)
Charges for life insurance protection and monthly administration charge	(5,807)	(5,467)	(139,224)	(150,705)

Net increase (decrease) from contract owner transactions	(16,056)	(6,270)	(361,937)	(364,699)

Total increase (decrease) in net assets	(12,541)	9,178	(50,949)	569,236
Net assets at beginning of year	80,496	71,318	3,445,010	2,875,774

Net assets at end of year	$67,955	$80,496	$3,394,061	$3,445,010

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IVB Sub-Account		308 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$4,978	$7,430	$18,466	$9,550
Net realized gains (losses)	2,309	1,564	24,261	93,409
Net change in unrealized appreciation/ depreciation	(16,978)	15,112	41,123	77,691

Increase (decrease) in net assets from operations	(9,691)	24,106	83,850	180,650

Contract Owner Transactions:
Purchase payments received	15,344	16,202	42,433	43,174
Transfers between Sub-Accounts (including the Fixed Account), net	635	29,812	(24,485)	(382,145)
Withdrawals, surrenders, annuitizations and contract charges	(3,583)	(307)	(12,388)	(41,880)
Mortality and expense risk charges	(478)	(461)	(1,142)	(1,126)
Charges for life insurance protection and monthly administration charge	(5,928)	(7,112)	(19,155)	(18,319)

Net increase (decrease) from contract owner transactions	5,990	38,134	(14,737)	(400,296)

Total increase (decrease) in net assets	(3,701)	62,240	69,113	(219,646)
Net assets at beginning of year	139,610	77,370	556,396	776,042

Net assets at end of year	$135,909	$139,610	$625,509	$556,396

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	301 Sub-Account		304 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,119	$4,124	$13,407	$12,835
Net realized gains (losses)	365	6,993	123,100	39,367
Net change in unrealized appreciation/ depreciation	6,992	(15,992)	(110,004)	209,995

Increase (decrease) in net assets from operations	12,476	(4,875)	26,503	262,197

Contract Owner Transactions:
Purchase payments received	22,132	26,618	20,375	85,163
Transfers between Sub-Accounts (including the Fixed Account), net	26,408	(4,208)	(1,796)	(41,592)
Withdrawals, surrenders, annuitizations and contract charges	(9,652)	(41,661)	(3,780)	(38,682)
Mortality and expense risk charges	(490)	(464)	(2,347)	(2,078)
Charges for life insurance protection and monthly administration charge	(10,807)	(10,056)	(17,939)	(16,104)

Net increase (decrease) from contract owner transactions	27,591	(29,771)	(5,487)	(13,293)

Total increase (decrease) in net assets	40,067	(34,646)	21,016	248,904
Net assets at beginning of year	228,603	263,249	1,144,655	895,751

Net assets at end of year	$268,670	$228,603	$1,165,671	$1,144,655

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	307 Sub-Account		306 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$37,229	$33,655	$725	$4,678
Net realized gains (losses)	40,694	16,348	16,782	8,677
Net change in unrealized appreciation/ depreciation	(20,951)	151,800	(6,650)	121,810

Increase (decrease) in net assets from operations	56,972	201,803	10,857	135,165

Contract Owner Transactions:
Purchase payments received	46,024	124,213	31,141	68,847
Transfers between Sub-Accounts (including the Fixed Account), net	5,782	3,266	19,982	(6,669)
Withdrawals, surrenders, annuitizations and contract charges	(130,865)	(2,835)	(82,129)	(36,093)
Mortality and expense risk charges	(2,175)	(2,163)	(1,192)	(1,130)
Charges for life insurance protection and monthly administration charge	(26,403)	(26,862)	(11,542)	(12,341)

Net increase (decrease) from contract owner transactions	(107,637)	95,619	(43,740)	12,614

Total increase (decrease) in net assets	(50,665)	297,422	(32,883)	147,779
Net assets at beginning of year	1,120,636	823,214	614,014	466,235

Net assets at end of year	$1,069,971	$1,120,636	$581,131	$614,014

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	303 Sub-Account		302 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$8,951	$8,818	$5,973	$4,833
Net realized gains (losses)	80,138	43,450	27,380	10,412
Net change in unrealized appreciation/ depreciation	2,637	193,784	11,839	84,805

Increase (decrease) in net assets from operations	91,726	246,052	45,192	100,050

Contract Owner Transactions:
Purchase payments received	60,113	99,067	21,594	22,042
Transfers between Sub-Accounts (including the Fixed Account), net	1,734	(34,592)	25,812	8,471
Withdrawals, surrenders, annuitizations and contract charges	(23,109)	(112,464)	(6,348)	(49,304)
Mortality and expense risk charges	(2,304)	(1,933)	(886)	(686)
Charges for life insurance protection and monthly administration charge	(27,831)	(26,874)	(9,220)	(8,103)

Net increase (decrease) from contract owner transactions	8,603	(76,796)	30,952	(27,580)

Total increase (decrease) in net assets	100,329	169,256	76,144	72,470
Net assets at beginning of year	1,051,170	881,914	402,906	330,436

Net assets at end of year	$1,151,499	$1,051,170	$479,050	$402,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	305 Sub-Account		300 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$59,275	$112,739	$41,098	$11,154
Net realized gains (losses)	(49,893)	45,715	17,769	43,565
Net change in unrealized appreciation/ depreciation	(3,358)	(69,530)	(151,184)	117,508

Increase (decrease) in net assets from operations	6,024	88,924	(92,317)	172,227

Contract Owner Transactions:
Purchase payments received	36,325	97,163	58,760	81,071
Transfers between Sub-Accounts (including the Fixed Account), net	22,549	1,022,207	2,152,119	13,783
Withdrawals, surrenders, annuitizations and contract charges	—	(48,526)	(38,738)	(410,031)
Mortality and expense risk charges	(2,388)	(3,142)	(3,338)	(1,690)
Charges for life insurance protection and monthly administration charge	(23,023)	(29,903)	(27,818)	(25,200)

Net increase (decrease) from contract owner transactions	33,463	1,037,799	2,140,985	(342,067)

Total increase (decrease) in net assets	39,487	1,126,723	2,048,668	(169,840)
Net assets at beginning of year	1,920,295	793,572	887,239	1,057,079

Net assets at end of year	$1,959,782	$1,920,295	$2,935,907	$887,239

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	9XX Sub-Account		MCC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$76,225	$30,540	$—	$1,285
Net realized gains (losses)	319,883	167,508	53,387	19,908
Net change in unrealized appreciation/ depreciation	(338,641)	200,017	4,204	166,960

Increase (decrease) in net assets from operations	57,467	398,065	57,591	188,153

Contract Owner Transactions:
Purchase payments received	260,055	267,832	56,790	52,576
Transfers between Sub-Accounts (including the Fixed Account), net	323,952	104,840	36,303	(37,733)
Withdrawals, surrenders, annuitizations and contract charges	(106,911)	(632,379)	(38,753)	(890)
Mortality and expense risk charges	(13,090)	(11,511)	(2,647)	(2,152)
Charges for life insurance protection and monthly administration charge	(148,908)	(151,974)	(24,593)	(24,065)

Net increase (decrease) from contract owner transactions	315,098	(423,192)	27,100	(12,264)

Total increase (decrease) in net assets	372,565	(25,127)	84,691	175,889
Net assets at beginning of year	3,022,529	3,047,656	639,443	463,554

Net assets at end of year	$3,395,094	$3,022,529	$724,134	$639,443

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	DGO Sub-Account		SSC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$688	$209	$24,562	$47,134
Net realized gains (losses)	203,651	192,101	261,372	312,468
Net change in unrealized appreciation/ depreciation	(202,452)	130,818	(135,473)	715,028

Increase (decrease) in net assets from operations	1,887	323,128	150,461	1,074,630

Contract Owner Transactions:
Purchase payments received	69,668	79,627	51,137	60,123
Transfers between Sub-Accounts (including the Fixed Account), net	(431,238)	128,129	8,051	(384,429)
Withdrawals, surrenders, annuitizations and contract charges	(15,752)	(5,600)	(115,981)	(144,160)
Mortality and expense risk charges	(4,146)	(4,414)	(13,883)	(15,158)
Charges for life insurance protection and monthly administration charge	(46,820)	(60,099)	(116,626)	(133,634)

Net increase (decrease) from contract owner transactions	(428,288)	137,643	(187,302)	(617,258)

Total increase (decrease) in net assets	(426,401)	460,771	(36,841)	457,372
Net assets at beginning of year	1,167,721	706,950	3,581,305	3,123,933

Net assets at end of year	$741,320	$1,167,721	$3,544,464	$3,581,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SCV Sub-Account		DMC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$23,746	$28,316	$40,177	$51,637
Net realized gains (losses)	176,187	89,282	216,489	111,922
Net change in unrealized appreciation/ depreciation	(49,341)	656,355	204,297	920,890

Increase (decrease) in net assets from operations	150,592	773,953	460,963	1,084,449

Contract Owner Transactions:
Purchase payments received	119,630	120,849	197,615	225,668
Transfers between Sub-Accounts (including the Fixed Account), net	(164,268)	(138,353)	(27,132)	(254,615)
Withdrawals, surrenders, annuitizations and contract charges	(15,753)	(45,858)	(153,239)	(135,213)
Mortality and expense risk charges	(12,426)	(12,870)	(15,710)	(16,101)
Charges for life insurance protection and monthly administration charge	(98,948)	(108,399)	(177,763)	(178,672)

Net increase (decrease) from contract owner transactions	(171,765)	(184,631)	(176,229)	(358,933)

Total increase (decrease) in net assets	(21,173)	589,322	284,734	725,516
Net assets at beginning of year	2,916,841	2,327,519	3,966,657	3,241,141

Net assets at end of year	$2,895,668	$2,916,841	$4,251,391	$3,966,657

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVB Sub-Account		FL1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,226	$4,137	$22,694	$21,208
Net realized gains (losses)	51,091	18,253	179,476	83,060
Net change in unrealized appreciation/ depreciation	(19,305)	28,959	118,404	486,528

Increase (decrease) in net assets from operations	37,012	51,349	320,574	590,796

Contract Owner Transactions:
Purchase payments received	61,289	53,279	172,993	309,214
Transfers between Sub-Accounts (including the Fixed Account), net	32,578	15,013	191,521	449,947
Withdrawals, surrenders, annuitizations and contract charges	(10,202)	(2,147)	(199,024)	(204,235)
Mortality and expense risk charges	(1,245)	(1,090)	(6,231)	(5,468)
Charges for life insurance protection and monthly administration charge	(36,541)	(36,271)	(111,809)	(101,915)

Net increase (decrease) from contract owner transactions	45,879	28,784	47,450	447,543

Total increase (decrease) in net assets	82,891	80,133	368,024	1,038,339
Net assets at beginning of year	327,017	246,884	2,813,892	1,775,553

Net assets at end of year	$409,908	$327,017	$3,181,916	$2,813,892

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL6 Sub-Account		F15 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$64,671	$64,811	$—	$13
Net realized gains (losses)	345,148	(74,416)	—	4,881
Net change in unrealized appreciation/ depreciation	420,969	1,886,187	—	(211)

Increase (decrease) in net assets from operations	830,788	1,876,582	—	4,683

Contract Owner Transactions:
Purchase payments received	283,959	312,516	—	12,142
Transfers between Sub-Accounts (including the Fixed Account), net	(46,129)	(1,120,853)	—	(14,146)
Withdrawals, surrenders, annuitizations and contract charges	(342,798)	(430,752)	—	(48,345)
Mortality and expense risk charges	(29,044)	(32,758)	—	(73)
Charges for life insurance protection and monthly administration charge	(253,331)	(283,225)	—	(1,254)

Net increase (decrease) from contract owner transactions	(387,343)	(1,555,072)	—	(51,676)

Total increase (decrease) in net assets	443,445	321,510	—	(46,993)
Net assets at beginning of year	7,285,517	6,964,007	1	46,994

Net assets at end of year	$7,728,962	$7,285,517	$1	$1

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	F20 Sub-Account		F30 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,108	$4,773	$1,561	$1,600
Net realized gains (losses)	9,933	6,328	6,640	2,611
Net change in unrealized appreciation/ depreciation	(931)	28,361	(2,955)	15,416

Increase (decrease) in net assets from operations	14,110	39,462	5,246	19,627

Contract Owner Transactions:
Purchase payments received	48,316	63,604	12,892	13,433
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(155)	(59)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(11,559)	—
Mortality and expense risk charges	(823)	(664)	(462)	(401)
Charges for life insurance protection and monthly administration charge	(24,089)	(24,181)	(4,168)	(4,753)

Net increase (decrease) from contract owner transactions	23,404	38,759	(3,452)	8,220

Total increase (decrease) in net assets	37,514	78,221	1,794	27,847
Net assets at beginning of year	321,850	243,629	114,729	86,882

Net assets at end of year	$359,364	$321,850	$116,523	$114,729

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL8 Sub-Account		FIS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,362	$4,064	$178,609	$157,868
Net realized gains (losses)	73,541	34,973	220,031	440,455
Net change in unrealized appreciation/ depreciation	190,031	617,205	1,017,507	1,991,915

Increase (decrease) in net assets from operations	265,934	656,242	1,416,147	2,590,238

Contract Owner Transactions:
Purchase payments received	95,066	103,439	444,346	442,540
Transfers between Sub-Accounts (including the Fixed Account), net	(57,226)	(95,163)	992,137	(230,021)
Withdrawals, surrenders, annuitizations and contract charges	(26,858)	(103,822)	(171,258)	(849,065)
Mortality and expense risk charges	(10,599)	(10,252)	(27,514)	(23,681)
Charges for life insurance protection and monthly administration charge	(81,168)	(78,251)	(241,377)	(223,970)

Net increase (decrease) from contract owner transactions	(80,785)	(184,049)	996,334	(884,197)

Total increase (decrease) in net assets	185,149	472,193	2,412,481	1,706,041
Net assets at beginning of year	2,392,617	1,920,424	10,361,657	8,655,616

Net assets at end of year	$2,577,766	$2,392,617	$12,774,138	$10,361,657

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL4 Sub-Account		FVM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$323,075	$290,205	$468	$5,728
Net realized gains (losses)	415,256	182,153	100,727	293,044
Net change in unrealized appreciation/ depreciation	1,739,454	3,808,473	38,681	304,479

Increase (decrease) in net assets from operations	2,477,785	4,280,831	139,876	603,251

Contract Owner Transactions:
Purchase payments received	935,240	1,037,884	154,089	203,219
Transfers between Sub-Accounts (including the Fixed Account), net	2,173,208	324,287	25,464	4,628
Withdrawals, surrenders, annuitizations and contract charges	(316,493)	33,056	(92,939)	(49,868)
Mortality and expense risk charges	(81,536)	(73,646)	(5,612)	(4,867)
Charges for life insurance protection and monthly administration charge	(1,033,138)	(932,309)	(69,662)	(65,080)

Net increase (decrease) from contract owner transactions	1,677,281	389,272	11,340	88,032

Total increase (decrease) in net assets	4,155,066	4,670,103	151,216	691,283
Net assets at beginning of year	17,531,908	12,861,805	2,331,848	1,640,565

Net assets at end of year	$21,686,974	$17,531,908	$2,483,064	$2,331,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL5 Sub-Account		FL7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$542	$648	$89,147	$95,049
Net realized gains (losses)	—	—	305,740	(211,965)
Net change in unrealized appreciation/ depreciation	—	—	(1,041,984)	2,116,745

Increase (decrease) in net assets from operations	542	648	(647,097)	1,999,829

Contract Owner Transactions:
Purchase payments received	597,887	684,675	425,530	481,758
Transfers between Sub-Accounts (including the Fixed Account), net	(1,640,562)	(1,084,102)	(863,389)	(838,616)
Withdrawals, surrenders, annuitizations and contract charges	(381,236)	(576,968)	(158,629)	(127,067)
Mortality and expense risk charges	(29,352)	(37,005)	(46,034)	(45,062)
Charges for life insurance protection and monthly administration charge	(484,093)	(545,110)	(307,599)	(366,941)

Net increase (decrease) from contract owner transactions	(1,937,356)	(1,558,510)	(950,121)	(895,928)

Total increase (decrease) in net assets	(1,936,814)	(1,557,862)	(1,597,218)	1,103,901
Net assets at beginning of year	6,095,282	7,653,144	8,302,432	7,198,531

Net assets at end of year	$4,158,468	$6,095,282	$6,705,214	$8,302,432

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGI Sub-Account		FTI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$54,349	$30,804	$142,431	$167,397
Net realized gains (losses)	147,165	116,257	190,657	(345,764)
Net change in unrealized appreciation/ depreciation	(227,990)	67,084	(1,166,802)	1,671,709

Increase (decrease) in net assets from operations	(26,476)	214,145	(833,714)	1,493,342

Contract Owner Transactions:
Purchase payments received	212,713	245,484	436,866	451,912
Transfers between Sub-Accounts (including the Fixed Account), net	5,879	(39,439)	(228,588)	1,669,104
Withdrawals, surrenders, annuitizations and contract charges	(63,714)	(188,887)	(304,628)	(868,071)
Mortality and expense risk charges	(4,357)	(4,040)	(36,529)	(36,526)
Charges for life insurance protection and monthly administration charge	(89,048)	(92,011)	(407,120)	(410,962)

Net increase (decrease) from contract owner transactions	61,473	(78,893)	(539,999)	805,457

Total increase (decrease) in net assets	34,997	135,252	(1,373,713)	2,298,799
Net assets at beginning of year	1,841,280	1,706,028	8,039,457	5,740,658

Net assets at end of year	$1,876,277	$1,841,280	$6,665,744	$8,039,457

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	S17 Sub-Account		FTG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$6,119	$21,756	$27,415	$48,674
Net realized gains (losses)	713	32,333	(5,532)	(68,928)
Net change in unrealized appreciation/ depreciation	(723)	(14,283)	(76,401)	514,435

Increase (decrease) in net assets from operations	6,109	39,806	(54,518)	494,181

Contract Owner Transactions:
Purchase payments received	13,763	13,910	121,927	128,293
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,218	(124,874)
Withdrawals, surrenders, annuitizations and contract charges	(13)	(12)	(16,674)	(22,131)
Mortality and expense risk charges	(529)	(453)	(10,351)	(9,973)
Charges for life insurance protection and monthly administration charge	(4,575)	(3,965)	(105,045)	(105,047)

Net increase (decrease) from contract owner transactions	8,646	9,480	(7,925)	(133,732)

Total increase (decrease) in net assets	14,755	49,286	(62,443)	360,449
Net assets at beginning of year	215,110	165,824	2,039,246	1,678,797

Net assets at end of year	$229,865	$215,110	$1,976,803	$2,039,246

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	ISC Sub-Account		FMS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$37,132	$40,666	$45,055	$37,598
Net realized gains (losses)	3,324	12,286	69,549	54,832
Net change in unrealized appreciation/ depreciation	(9,574)	32,132	38,612	356,460

Increase (decrease) in net assets from operations	30,882	85,084	153,216	448,890

Contract Owner Transactions:
Purchase payments received	57,183	62,163	80,949	144,766
Transfers between Sub-Accounts (including the Fixed Account), net	53,036	4,977	43,719	36,077
Withdrawals, surrenders, annuitizations and contract charges	2,210	(54,792)	(75,741)	(61,398)
Mortality and expense risk charges	(1,295)	(1,087)	(5,110)	(4,319)
Charges for life insurance protection and monthly administration charge	(35,159)	(31,901)	(62,234)	(57,756)

Net increase (decrease) from contract owner transactions	75,975	(20,640)	(18,417)	57,370

Total increase (decrease) in net assets	106,857	64,444	134,799	506,260
Net assets at beginning of year	709,314	644,870	2,127,566	1,621,306

Net assets at end of year	$816,171	$709,314	$2,262,365	$2,127,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVS Sub-Account		SIC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$10,239	$20,445	$97,530	$89,499
Net realized gains (losses)	182,057	84,808	27,795	18,085
Net change in unrealized appreciation/ depreciation	(181,306)	368,789	(98,353)	(56,832)

Increase (decrease) in net assets from operations	10,990	474,042	26,972	50,752

Contract Owner Transactions:
Purchase payments received	68,708	119,155	70,190	158,772
Transfers between Sub-Accounts (including the Fixed Account), net	35,322	(41,049)	197,091	9,265
Withdrawals, surrenders, annuitizations and contract charges	(72,593)	(116,161)	(10,162)	(207,295)
Mortality and expense risk charges	(3,464)	(3,414)	(3,611)	(3,351)
Charges for life insurance protection and monthly administration charge	(45,854)	(52,889)	(61,263)	(62,034)

Net increase (decrease) from contract owner transactions	(17,881)	(94,358)	192,245	(104,643)

Total increase (decrease) in net assets	(6,891)	379,684	219,217	(53,891)
Net assets at beginning of year	1,719,021	1,339,337	1,534,809	1,588,700

Net assets at end of year	$1,712,130	$1,719,021	$1,754,026	$1,534,809

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FGF Sub-Account		GS4 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1	$1	$2,920	$2,598
Net realized gains (losses)	—	—	53,618	29,252
Net change in unrealized appreciation/ depreciation	—	(2)	(30,039)	27,312

Increase (decrease) in net assets from operations	1	(1)	26,499	59,162

Contract Owner Transactions:
Purchase payments received	—	16	5,014	5,014
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(4,183)	(4,300)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(33,792)	—
Mortality and expense risk charges	—	—	(745)	(679)
Charges for life insurance protection and monthly administration charge	(7)	(11)	(9,420)	(10,467)

Net increase (decrease) from contract owner transactions	(7)	5	(43,126)	(10,432)

Total increase (decrease) in net assets	(6)	4	(16,627)	48,730
Net assets at beginning of year	48	44	230,901	182,171

Net assets at end of year	$42	$48	$214,274	$230,901

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GS8 Sub-Account		GS2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,419	$2,691	$2,017	$2,303
Net realized gains (losses)	81,631	30,879	43,452	37,761
Net change in unrealized appreciation/ depreciation	(40,927)	59,231	(27,738)	30,016

Increase (decrease) in net assets from operations	44,123	92,801	17,731	70,080

Contract Owner Transactions:
Purchase payments received	48	—	10,302	7,311
Transfers between Sub-Accounts (including the Fixed Account), net	(23,408)	(49,655)	243	(1,937)
Withdrawals, surrenders, annuitizations and contract charges	(1,070)	(23,433)	(58)	(7,900)
Mortality and expense risk charges	(1,668)	(1,855)	(864)	(779)
Charges for life insurance protection and monthly administration charge	(10,203)	(11,777)	(14,309)	(12,938)

Net increase (decrease) from contract owner transactions	(36,301)	(86,720)	(4,686)	(16,243)

Total increase (decrease) in net assets	7,822	6,081	13,045	53,837
Net assets at beginning of year	343,642	337,561	255,827	201,990

Net assets at end of year	$351,464	$343,642	$268,872	$255,827

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GS5 Sub-Account		GS3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$13,920	$6,564	$60,269	$41,711
Net realized gains (losses)	8,013	11,651	376,031	113,715
Net change in unrealized appreciation/ depreciation	(50,493)	62,750	202,956	1,001,057

Increase (decrease) in net assets from operations	(28,560)	80,965	639,256	1,156,483

Contract Owner Transactions:
Purchase payments received	17,287	17,025	163,576	180,428
Transfers between Sub-Accounts (including the Fixed Account), net	9,240	(18,187)	(147,228)	(153,975)
Withdrawals, surrenders, annuitizations and contract charges	(78)	(50,141)	(49,092)	(143,883)
Mortality and expense risk charges	(1,269)	(1,261)	(18,025)	(18,648)
Charges for life insurance protection and monthly administration charge	(27,180)	(26,436)	(161,313)	(157,272)

Net increase (decrease) from contract owner transactions	(2,000)	(79,000)	(212,082)	(293,350)

Total increase (decrease) in net assets	(30,560)	1,965	427,174	863,133
Net assets at beginning of year	380,623	378,658	4,060,684	3,197,551

Net assets at end of year	$350,063	$380,623	$4,487,858	$4,060,684

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFG Sub-Account		VKC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$355	$3,441	$1,579	$4,208
Net realized gains (losses)	37,614	16,177	92,191	48,427
Net change in unrealized appreciation/ depreciation	41,088	244,899	(19,597)	168,384

Increase (decrease) in net assets from operations	79,057	264,517	74,173	221,019

Contract Owner Transactions:
Purchase payments received	41,877	42,313	14,516	20,856
Transfers between Sub-Accounts (including the Fixed Account), net	85,522	(18,398)	(22,817)	470,799
Withdrawals, surrenders, annuitizations and contract charges	(56,145)	(71,797)	(2,650)	(19,058)
Mortality and expense risk charges	(2,795)	(2,712)	(588)	(641)
Charges for life insurance protection and monthly administration charge	(52,764)	(53,831)	(71,465)	(68,712)

Net increase (decrease) from contract owner transactions	15,695	(104,425)	(83,004)	403,244

Total increase (decrease) in net assets	94,752	160,092	(8,831)	624,263
Net assets at beginning of year	869,679	709,587	825,400	201,137

Net assets at end of year	$964,431	$869,679	$816,569	$825,400

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VLC Sub-Account		AI3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,918	$10,545	$9,606	$14,081
Net realized gains (losses)	137,748	58,207	51,943	40,447
Net change in unrealized appreciation/ depreciation	(77,197)	165,525	26,465	205,070

Increase (decrease) in net assets from operations	66,469	234,277	88,014	259,598

Contract Owner Transactions:
Purchase payments received	23,436	35,507	57,237	53,018
Transfers between Sub-Accounts (including the Fixed Account), net	(304,875)	(72,839)	(45,789)	(11,120)
Withdrawals, surrenders, annuitizations and contract charges	(9,705)	(98,559)	(24,179)	(82,975)
Mortality and expense risk charges	(913)	(1,028)	(2,896)	(3,555)
Charges for life insurance protection and monthly administration charge	(24,677)	(35,593)	(39,972)	(45,145)

Net increase (decrease) from contract owner transactions	(316,734)	(172,512)	(55,599)	(89,777)

Total increase (decrease) in net assets	(250,265)	61,765	32,415	169,821
Net assets at beginning of year	806,808	745,043	1,113,037	943,216

Net assets at end of year	$556,543	$806,808	$1,145,452	$1,113,037

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VKU Sub-Account		VGI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$15,801	$7,604	$29,839	$20,027
Net realized gains (losses)	65,695	38,567	252,467	100,350
Net change in unrealized appreciation/ depreciation	(20,455)	68,941	(97,080)	286,269

Increase (decrease) in net assets from operations	61,041	115,112	185,226	406,646

Contract Owner Transactions:
Purchase payments received	73,276	71,156	85,627	68,794
Transfers between Sub-Accounts (including the Fixed Account), net	336,747	(73,139)	97,019	(2,602)
Withdrawals, surrenders, annuitizations and contract charges	(127)	(743)	(4,417)	(43,824)
Mortality and expense risk charges	(1,209)	(1,101)	—	—
Charges for life insurance protection and monthly administration charge	(56,778)	(38,117)	(73,368)	(65,206)

Net increase (decrease) from contract owner transactions	351,909	(41,944)	104,861	(42,838)

Total increase (decrease) in net assets	412,950	73,168	290,087	363,808
Net assets at beginning of year	610,666	537,498	1,651,568	1,287,760

Net assets at end of year	$1,023,616	$610,666	$1,941,655	$1,651,568

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AI4 Sub-Account		FFI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$118,480	$96,284	$—	$598
Net realized gains (losses)	123,981	765,261	2,860	1,501
Net change in unrealized appreciation/ depreciation	(233,067)	415,700	12,680	43,386

Increase (decrease) in net assets from operations	9,394	1,277,245	15,540	45,485

Contract Owner Transactions:
Purchase payments received	260,369	318,080	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,033,060	(2,065,412)	29,406	4,221
Withdrawals, surrenders, annuitizations and contract charges	(86,560)	(231,509)	(837)	(7,863)
Mortality and expense risk charges	(36,350)	(38,325)	(1,073)	(862)
Charges for life insurance protection and monthly administration charge	(241,940)	(269,812)	(3,242)	(2,636)

Net increase (decrease) from contract owner transactions	928,579	(2,286,978)	24,254	(7,140)

Total increase (decrease) in net assets	937,973	(1,009,733)	39,794	38,345
Net assets at beginning of year	6,415,154	7,424,887	165,140	126,795

Net assets at end of year	$7,353,127	$6,415,154	$204,934	$165,140

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	ASC Sub-Account		MCA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$15	$—	$—
Net realized gains (losses)	24,099	4,870	94,499	73,832
Net change in unrealized appreciation/ depreciation	(20,373)	50,550	(14,691)	113,580

Increase (decrease) in net assets from operations	3,726	55,435	79,808	187,412

Contract Owner Transactions:
Purchase payments received	2	—	43,485	35,467
Transfers between Sub-Accounts (including the Fixed Account), net	(13,380)	(1,447)	36,167	(16,628)
Withdrawals, surrenders, annuitizations and contract charges	(5,260)	(5,157)	(43,055)	11,532
Mortality and expense risk charges	(748)	(951)	(932)	(1,183)
Charges for life insurance protection and monthly administration charge	(4,212)	(4,965)	(40,289)	(45,945)

Net increase (decrease) from contract owner transactions	(23,598)	(12,520)	(4,624)	(16,757)

Total increase (decrease) in net assets	(19,872)	42,915	75,184	170,655
Net assets at beginning of year	197,776	154,861	646,671	476,016

Net assets at end of year	$177,904	$197,776	$721,855	$646,671

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MBI Sub-Account		MTC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$25,397	$31,878	$475	$5,994
Net realized gains (losses)	121,748	20,999	182,853	120,374
Net change in unrealized appreciation/ depreciation	(195,629)	122,837	(69,887)	178,210

Increase (decrease) in net assets from operations	(48,484)	175,714	113,441	304,578

Contract Owner Transactions:
Purchase payments received	84,343	79,046	67,070	69,670
Transfers between Sub-Accounts (including the Fixed Account), net	(381,354)	457,116	(5,518)	(71,017)
Withdrawals, surrenders, annuitizations and contract charges	(32,001)	(13,600)	(25,104)	5,015
Mortality and expense risk charges	(2,146)	(2,762)	(1,108)	(1,939)
Charges for life insurance protection and monthly administration charge	(54,143)	(67,888)	(48,698)	(67,633)

Net increase (decrease) from contract owner transactions	(385,301)	451,912	(13,358)	(65,904)

Total increase (decrease) in net assets	(433,785)	627,626	100,083	238,674
Net assets at beginning of year	1,463,174	835,548	1,092,934	854,260

Net assets at end of year	$1,029,389	$1,463,174	$1,193,017	$1,092,934

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MBO Sub-Account		GGC Sub-Account[6]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,168	$15,448	$62,620	$57,079
Net realized gains (losses)	111,747	116,926	120,003	1,606
Net change in unrealized appreciation/ depreciation	(59,907)	40,541	94,269	187,058

Increase (decrease) in net assets from operations	59,008	172,915	276,892	245,743

Contract Owner Transactions:
Purchase payments received	64,792	57,521	123,577	48,592
Transfers between Sub-Accounts (including the Fixed Account), net	(5,191)	(145,269)	18,812	3,191,009
Withdrawals, surrenders, annuitizations and contract charges	(26,784)	(12,347)	(191,829)	(28,887)
Mortality and expense risk charges	(1,051)	(1,673)	(13,331)	(4,987)
Charges for life insurance protection and monthly administration charge	(39,709)	(48,669)	(176,594)	(66,716)

Net increase (decrease) from contract owner transactions	(7,943)	(150,437)	(239,365)	3,139,011

Total increase (decrease) in net assets	51,065	22,478	37,527	3,384,754
Net assets at beginning of year	583,602	561,124	3,384,754	—

Net assets at end of year	$634,667	$583,602	$3,422,281	$3,384,754

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGE Sub-Account[6]		FFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,773	$3,060	$515	$1,245
Net realized gains (losses)	7,625	56	60,531	25,995
Net change in unrealized appreciation/ depreciation	6,080	11,454	(16,337)	136,211

Increase (decrease) in net assets from operations	17,478	14,570	44,709	163,451

Contract Owner Transactions:
Purchase payments received	30,363	12,318	16,240	20,372
Transfers between Sub-Accounts (including the Fixed Account), net	9,628	187,301	20,338	(3,328)
Withdrawals, surrenders, annuitizations and contract charges	(8,294)	—	(58,780)	(82,736)
Mortality and expense risk charges	(646)	(196)	(1,511)	(1,611)
Charges for life insurance protection and monthly administration charge	(9,820)	(3,447)	(29,025)	(36,164)

Net increase (decrease) from contract owner transactions	21,231	195,976	(52,738)	(103,467)

Total increase (decrease) in net assets	38,709	210,546	(8,029)	59,984
Net assets at beginning of year	210,546	—	543,076	483,092

Net assets at end of year	$249,255	$210,546	$535,047	$543,076

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFJ Sub-Account		FFS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	588,949	136,829	696,713	67,710
Net change in unrealized appreciation/ depreciation	(191,164)	1,186,713	(739,456)	142,163

Increase (decrease) in net assets from operations	397,785	1,323,542	(42,743)	209,873

Contract Owner Transactions:
Purchase payments received	130,026	143,483	105,128	58,657
Transfers between Sub-Accounts (including the Fixed Account), net	2,055	(206,344)	2,327,350	174,647
Withdrawals, surrenders, annuitizations and contract charges	(106,980)	(564,275)	(20,070)	(29,694)
Mortality and expense risk charges	(12,612)	(13,938)	(7,555)	(1,970)
Charges for life insurance protection and monthly administration charge	(146,958)	(148,306)	(68,152)	(18,089)

Net increase (decrease) from contract owner transactions	(134,469)	(789,380)	2,336,701	183,551

Total increase (decrease) in net assets	263,316	534,162	2,293,958	393,424
Net assets at beginning of year	4,543,411	4,009,249	931,319	537,895

Net assets at end of year	$4,806,727	$4,543,411	$3,225,277	$931,319

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFQ Sub-Account		FFM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$216,281	$86,098	$37,483	$14,313
Net realized gains (losses)	(4,399)	13,244	531,945	152,323
Net change in unrealized appreciation/ depreciation	205,324	(178,517)	(110,676)	1,092,779

Increase (decrease) in net assets from operations	417,206	(79,175)	458,752	1,259,415

Contract Owner Transactions:
Purchase payments received	495,012	1,043,858	202,498	251,441
Transfers between Sub-Accounts (including the Fixed Account), net	151,802	(763,204)	(292,132)	(819,514)
Withdrawals, surrenders, annuitizations and contract charges	(299,712)	(1,012,944)	(295,134)	(464,463)
Mortality and expense risk charges	(25,083)	(25,679)	(16,827)	(18,443)
Charges for life insurance protection and monthly administration charge	(343,318)	(413,430)	(167,685)	(184,081)

Net increase (decrease) from contract owner transactions	(21,299)	(1,171,399)	(569,280)	(1,235,060)

Total increase (decrease) in net assets	395,907	(1,250,574)	(110,528)	24,355
Net assets at beginning of year	7,165,286	8,415,860	4,763,697	4,739,342

Net assets at end of year	$7,561,193	$7,165,286	$4,653,169	$4,763,697

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNB Sub-Account [3]		NNC Sub-Account [3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$42,881	$—	$6,188	$—
Net realized gains (losses)	73,947	—	11,132	—
Net change in unrealized appreciation/ depreciation	(80,123)	—	(13,331)	—

Increase (decrease) in net assets from operations	36,705	—	3,989	—

Contract Owner Transactions:
Purchase payments received	44,066	—	20,540	—
Transfers between Sub-Accounts (including the Fixed Account), net	2,054,794	—	338,339	—
Withdrawals, surrenders, annuitizations and contract charges	(8,510)	—	(35,648)	—
Mortality and expense risk charges	(3,505)	—	(250)	—
Charges for life insurance protection and monthly administration charge	(35,676)	—	(12,020)	—

Net increase (decrease) from contract owner transactions	2,051,169	—	310,961	—

Total increase (decrease) in net assets	2,087,874	—	314,950	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$2,087,874	$—	$314,950	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFO Sub-Account		FFP Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$92,360	$42,364	$34,977	$—
Net realized gains (losses)	292,556	149,933	82,696	—
Net change in unrealized appreciation/ depreciation	174,640	825,341	79,750	—

Increase (decrease) in net assets from operations	559,556	1,017,638	197,423	—

Contract Owner Transactions:
Purchase payments received	307,195	226,977	76,172	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,993,235	722,767	2,583,281	—
Withdrawals, surrenders, annuitizations and contract charges	(15,257)	(323,286)	(8,746)	—
Mortality and expense risk charges	(22,139)	(16,235)	(2,505)	—
Charges for life insurance protection and monthly administration charge	(301,926)	(244,149)	(38,550)	—

Net increase (decrease) from contract owner transactions	1,961,108	366,074	2,609,652	—

Total increase (decrease) in net assets	2,520,664	1,383,712	2,807,075	—
Net assets at beginning of year	3,861,733	2,478,021	—	—

Net assets at end of year	$6,382,397	$3,861,733	$2,807,075	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIT Sub-Account		MF7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$29,649	$30,759	$31,453	$37,766
Net realized gains (losses)	56,974	117,219	204	16,131
Net change in unrealized appreciation/ depreciation	127,723	294,424	13,370	(60,425)

Increase (decrease) in net assets from operations	214,346	442,402	45,027	(6,528)

Contract Owner Transactions:
Purchase payments received	64,622	58,440	40,100	33,851
Transfers between Sub-Accounts (including the Fixed Account), net	688,747	(52,187)	101,553	99,349
Withdrawals, surrenders, annuitizations and contract charges	(27,198)	(107,781)	(27,857)	1,955
Mortality and expense risk charges	(6,789)	(6,371)	(1,944)	(2,343)
Charges for life insurance protection and monthly administration charge	(72,391)	(73,534)	(38,470)	(40,662)

Net increase (decrease) from contract owner transactions	646,991	(181,433)	73,382	92,150

Total increase (decrease) in net assets	861,337	260,969	118,409	85,622
Net assets at beginning of year	1,513,562	1,252,593	799,496	713,874

Net assets at end of year	$2,374,899	$1,513,562	$917,905	$799,496

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	EM1 Sub-Account		GT2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,019	$28,053	$1,067	$844
Net realized gains (losses)	(43,626)	(77,897)	688	414
Net change in unrealized appreciation/ depreciation	(82,674)	(60,121)	(129)	1,582

Increase (decrease) in net assets from operations	(119,281)	(109,965)	1,626	2,840

Contract Owner Transactions:
Purchase payments received	96,389	166,149	4,591	4,081
Transfers between Sub-Accounts (including the Fixed Account), net	57,859	(38,850)	(51)	1,836
Withdrawals, surrenders, annuitizations and contract charges	(94,995)	(37,383)	(3,932)	(5,751)
Mortality and expense risk charges	(3,367)	(4,198)	(66)	(58)
Charges for life insurance protection and monthly administration charge	(52,409)	(62,762)	(2,223)	(2,146)

Net increase (decrease) from contract owner transactions	3,477	22,956	(1,681)	(2,038)

Total increase (decrease) in net assets	(115,804)	(87,009)	(55)	802
Net assets at beginning of year	1,695,166	1,782,175	37,096	36,294

Net assets at end of year	$1,579,362	$1,695,166	$37,041	$37,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GSS Sub-Account		MFK Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$69,652	$48,679	$15,271	$12,397
Net realized gains (losses)	1,853	84,710	(3,562)	(3,194)
Net change in unrealized appreciation/ depreciation	45,301	(196,047)	20,230	(30,493)

Increase (decrease) in net assets from operations	116,806	(62,658)	31,939	(21,290)

Contract Owner Transactions:
Purchase payments received	132,256	121,624	63,466	79,227
Transfers between Sub-Accounts (including the Fixed Account), net	724,053	(1,119,339)	22,449	(468,622)
Withdrawals, surrenders, annuitizations and contract charges	(66,051)	(165,100)	(1,641)	(55,643)
Mortality and expense risk charges	(12,955)	(12,874)	(1,724)	(1,719)
Charges for life insurance protection and monthly administration charge	(128,003)	(129,403)	(30,763)	(26,703)

Net increase (decrease) from contract owner transactions	649,300	(1,305,092)	51,787	(473,460)

Total increase (decrease) in net assets	766,106	(1,367,750)	83,726	(494,750)
Net assets at beginning of year	2,096,086	3,463,836	635,856	1,130,606

Net assets at end of year	$2,862,192	$2,096,086	$719,582	$635,856

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HYS Sub-Account		IGS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$308,945	$136,098	$6,813	$11,333
Net realized gains (losses)	59,864	191,587	80,964	2,079
Net change in unrealized appreciation/ depreciation	(213,386)	58,245	(126,537)	102,148

Increase (decrease) in net assets from operations	155,423	385,930	(38,760)	115,560

Contract Owner Transactions:
Purchase payments received	265,426	620,270	12,541	12,001
Transfers between Sub-Accounts (including the Fixed Account), net	76,843	(2,146,520)	(206,962)	66,441
Withdrawals, surrenders, annuitizations and contract charges	(164,151)	(415,589)	(2,281)	(35,800)
Mortality and expense risk charges	(22,731)	(24,429)	(4,194)	(4,989)
Charges for life insurance protection and monthly administration charge	(295,611)	(347,362)	(20,360)	(22,987)

Net increase (decrease) from contract owner transactions	(140,224)	(2,313,630)	(221,256)	14,666

Total increase (decrease) in net assets	15,199	(1,927,700)	(260,016)	130,226
Net assets at beginning of year	5,451,191	7,378,891	971,260	841,034

Net assets at end of year	$5,466,390	$5,451,191	$711,244	$971,260

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IG1 Sub-Account		MIS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,124	$4,985	$10,910	$17,358
Net realized gains (losses)	33,558	11,973	477,814	223,729
Net change in unrealized appreciation/ depreciation	(62,147)	42,260	(263,649)	346,801

Increase (decrease) in net assets from operations	(25,465)	59,218	225,075	587,888

Contract Owner Transactions:
Purchase payments received	40,803	66,062	116,269	106,043
Transfers between Sub-Accounts (including the Fixed Account), net	(17,352)	(13,020)	(645,443)	1,126,099
Withdrawals, surrenders, annuitizations and contract charges	(12,678)	(27,129)	(68,210)	(437,354)
Mortality and expense risk charges	(1,465)	(1,544)	(7,870)	(9,799)
Charges for life insurance protection and monthly administration charge	(17,005)	(20,710)	(146,098)	(165,307)

Net increase (decrease) from contract owner transactions	(7,697)	3,659	(751,352)	619,682

Total increase (decrease) in net assets	(33,162)	62,877	(526,277)	1,207,570
Net assets at beginning of year	496,446	433,569	2,629,471	1,421,901

Net assets at end of year	$463,284	$496,446	$2,103,194	$2,629,471

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MMS Sub-Account		NWD Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	—	—	590,658	206,731
Net change in unrealized appreciation/ depreciation	—	—	(826,044)	630,887

Increase (decrease) in net assets from operations	—	—	(235,386)	837,618

Contract Owner Transactions:
Purchase payments received	1,234,035	2,339,644	44,695	106,598
Transfers between Sub-Accounts (including the Fixed Account), net	(2,280,616)	93,700	(2,518,577)	(70,818)
Withdrawals, surrenders, annuitizations and contract charges	(907,577)	(2,641,329)	(2,059)	(14,251)
Mortality and expense risk charges	(25,274)	(34,122)	(5,610)	(9,436)
Charges for life insurance protection and monthly administration charge	(539,169)	(866,105)	(72,657)	(124,188)

Net increase (decrease) from contract owner transactions	(2,518,601)	(1,108,212)	(2,554,208)	(112,095)

Total increase (decrease) in net assets	(2,518,601)	(1,108,212)	(2,789,594)	725,523
Net assets at beginning of year	8,679,631	9,787,843	2,789,594	2,064,071

Net assets at end of year	$6,161,030	$8,679,631	$—	$2,789,594

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RI1 Sub-Account		TRS Sub-Account[5]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$4,108	$1,156	$—	$127,563
Net realized gains (losses)	80,451	34,075	—	563,945
Net change in unrealized appreciation/ depreciation	(103,056)	82,205	—	(362,313)

Increase (decrease) in net assets from operations	(18,497)	117,436	—	329,195

Contract Owner Transactions:
Purchase payments received	34,755	32,696	—	101,847
Transfers between Sub-Accounts (including the Fixed Account), net	(2,131,972)	2,045,855	—	(3,390,195)
Withdrawals, surrenders, annuitizations and contract charges	(23,657)	(13,505)	—	(299,831)
Mortality and expense risk charges	(3,123)	(927)	—	(8,657)
Charges for life insurance protection and monthly administration charge	(27,295)	(18,796)	—	(117,578)

Net increase (decrease) from contract owner transactions	(2,151,292)	2,045,323	—	(3,714,414)

Total increase (decrease) in net assets	(2,169,789)	2,162,759	—	(3,385,219)
Net assets at beginning of year	2,405,406	242,647	—	3,385,219

Net assets at end of year	$235,617	$2,405,406	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFJ Sub-Account[5]		UTS Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$6,666	$114,765	$50,919
Net realized gains (losses)	—	22,784	456,274	212,325
Net change in unrealized appreciation/ depreciation	—	(11,310)	(362,849)	77,882

Increase (decrease) in net assets from operations	—	18,140	208,190	341,126

Contract Owner Transactions:
Purchase payments received	—	17,822	52,213	97,496
Transfers between Sub-Accounts (including the Fixed Account), net	—	(170,407)	(2,112,996)	(55,280)
Withdrawals, surrenders, annuitizations and contract charges	—	(11,329)	(12,812)	(103,779)
Mortality and expense risk charges	—	(364)	(4,285)	(8,211)
Charges for life insurance protection and monthly administration charge	—	(7,767)	(53,727)	(96,223)

Net increase (decrease) from contract owner transactions	—	(172,045)	(2,131,607)	(165,997)

Total increase (decrease) in net assets	—	(153,905)	(1,923,417)	175,129
Net assets at beginning of year	—	153,905	1,923,417	1,748,288

Net assets at end of year	$—	$—	$—	$1,923,417

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFE Sub-Account[4]		MVS Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$13,678	$6,457	$64,227	$51,826
Net realized gains (losses)	46,067	83,885	414,312	367,107
Net change in unrealized appreciation/ depreciation	(28,507)	(14,637)	(429,222)	211,164

Increase (decrease) in net assets from operations	31,238	75,705	49,317	630,097

Contract Owner Transactions:
Purchase payments received	19,668	41,634	29,311	72,240
Transfers between Sub-Accounts (including the Fixed Account), net	(312,276)	(379,067)	(2,051,644)	(846,742)
Withdrawals, surrenders, annuitizations and contract charges	(2,093)	843	(3,753)	(74,623)
Mortality and expense risk charges	(376)	(726)	(5,621)	(9,784)
Charges for life insurance protection and monthly administration charge	(12,281)	(30,209)	(43,992)	(95,124)

Net increase (decrease) from contract owner transactions	(307,358)	(367,525)	(2,075,699)	(954,033)

Total increase (decrease) in net assets	(276,120)	(291,820)	(2,026,382)	(323,936)
Net assets at beginning of year	276,120	567,940	2,026,382	2,350,318

Net assets at end of year	$—	$276,120	$—	$2,026,382

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MV1 Sub-Account[4]		SCB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$77,361	$61,874	$40,618	$60,887
Net realized gains (losses)	540,974	165,580	1,153,087	515,412
Net change in unrealized appreciation/ depreciation	(556,039)	460,023	(899,833)	786,052

Increase (decrease) in net assets from operations	62,296	687,477	293,872	1,362,351

Contract Owner Transactions:
Purchase payments received	60,728	199,101	241,354	255,919
Transfers between Sub-Accounts (including the Fixed Account), net	(2,514,586)	21,948	(232,122)	210,409
Withdrawals, surrenders, annuitizations and contract charges	(193,527)	(84,180)	(78,276)	(209,577)
Mortality and expense risk charges	(3,696)	(5,790)	(2,551)	(2,108)
Charges for life insurance protection and monthly administration charge	(59,675)	(97,850)	(229,761)	(231,077)

Net increase (decrease) from contract owner transactions	(2,710,756)	33,229	(301,356)	23,566

Total increase (decrease) in net assets	(2,648,460)	720,706	(7,484)	1,385,917
Net assets at beginning of year	2,648,460	1,927,754	4,365,994	2,980,077

Net assets at end of year	$—	$2,648,460	$4,358,510	$4,365,994

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	111 Sub-Account		SC3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$73,788	$152,873	$102,577	$216,094
Net realized gains (losses)	121,688	381,509	(91,881)	(153,896)
Net change in unrealized appreciation/ depreciation	(9,274)	(89,625)	621,004	131,129

Increase (decrease) in net assets from operations	186,202	444,757	631,700	193,327

Contract Owner Transactions:
Purchase payments received	147,169	318,156	221,047	237,941
Transfers between Sub-Accounts (including the Fixed Account), net	(43,804)	(1,113,430)	76,459	(125,427)
Withdrawals, surrenders, annuitizations and contract charges	(1,323,877)	(294,033)	(140,774)	(194,090)
Mortality and expense risk charges	(6,296)	(7,923)	(2,510)	(2,239)
Charges for life insurance protection and monthly administration charge	(230,948)	(237,588)	(176,146)	(184,089)

Net increase (decrease) from contract owner transactions	(1,457,756)	(1,334,818)	(21,924)	(267,904)

Total increase (decrease) in net assets	(1,271,554)	(890,061)	609,776	(74,577)
Net assets at beginning of year	4,132,908	5,022,969	4,010,429	4,085,006

Net assets at end of year	$2,861,354	$4,132,908	$4,620,205	$4,010,429

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	113 Sub-Account		115 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$38,672	$59,545	$13,764	$—
Net realized gains (losses)	62,923	206,799	(14,650)	100,717
Net change in unrealized appreciation/ depreciation	16,467	200,400	60,784	(195,524)

Increase (decrease) in net assets from operations	118,062	466,744	59,898	(94,807)

Contract Owner Transactions:
Purchase payments received	231,244	371,652	87,171	165,091
Transfers between Sub-Accounts (including the Fixed Account), net	36,371	(904,845)	(48,080)	(150,865)
Withdrawals, surrenders, annuitizations and contract charges	(180,117)	(22,524)	(35,606)	(244,913)
Mortality and expense risk charges	(5,191)	(5,554)	(1,916)	(2,132)
Charges for life insurance protection and monthly administration charge	(144,076)	(135,374)	(78,814)	(99,706)

Net increase (decrease) from contract owner transactions	(61,769)	(696,645)	(77,245)	(332,525)

Total increase (decrease) in net assets	56,293	(229,901)	(17,347)	(427,332)
Net assets at beginning of year	2,175,299	2,405,200	1,471,324	1,898,656

Net assets at end of year	$2,231,592	$2,175,299	$1,453,977	$1,471,324

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SDC Sub-Account		SGC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$87,775	$9,086	$55,598	$59,261
Net realized gains (losses)	37,558	31,161	1,004,041	1,089,532
Net change in unrealized appreciation/ depreciation	(69,815)	8,501	(475,071)	401,845

Increase (decrease) in net assets from operations	55,518	48,748	584,568	1,550,638

Contract Owner Transactions:
Purchase payments received	324,308	371,131	219,611	311,329
Transfers between Sub-Accounts (including the Fixed Account), net	94,353	4,630	(225,955)	496,712
Withdrawals, surrenders, annuitizations and contract charges	(182,280)	(231,263)	(310,187)	(406,406)
Mortality and expense risk charges	(2,824)	(2,909)	(2,344)	(1,733)
Charges for life insurance protection and monthly administration charge	(324,557)	(339,967)	(233,197)	(237,016)

Net increase (decrease) from contract owner transactions	(91,000)	(198,378)	(552,072)	162,886

Total increase (decrease) in net assets	(35,482)	(149,630)	32,496	1,713,524
Net assets at beginning of year	6,818,642	6,968,272	5,841,195	4,127,671

Net assets at end of year	$6,783,160	$6,818,642	$5,873,691	$5,841,195

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	112 Sub-Account		117 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$68,672	$65,589	$3,767	$6,195
Net realized gains (losses)	71,366	372,260	148,349	6,887
Net change in unrealized appreciation/ depreciation	76,642	189,030	(127,785)	195,326

Increase (decrease) in net assets from operations	216,680	626,879	24,331	208,408

Contract Owner Transactions:
Purchase payments received	317,460	366,893	46,186	71,213
Transfers between Sub-Accounts (including the Fixed Account), net	143,481	2,979,281	(295,087)	313,551
Withdrawals, surrenders, annuitizations and contract charges	(265,357)	(2,521,148)	(8,397)	(22,512)
Mortality and expense risk charges	(4,867)	(6,504)	(1,580)	(1,374)
Charges for life insurance protection and monthly administration charge	(144,523)	(184,559)	(22,859)	(14,299)

Net increase (decrease) from contract owner transactions	46,194	633,963	(281,737)	346,579

Total increase (decrease) in net assets	262,874	1,260,842	(257,406)	554,987
Net assets at beginning of year	4,176,399	2,915,557	985,823	430,836

Net assets at end of year	$4,439,273	$4,176,399	$728,417	$985,823

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VKM Sub-Account		OCF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$2,351	$3,626	$7,188
Net realized gains (losses)	169,381	26,651	63,851	8,253
Net change in unrealized appreciation/ depreciation	(142,257)	274,546	52,252	174,461

Increase (decrease) in net assets from operations	27,124	303,548	119,729	189,902

Contract Owner Transactions:
Purchase payments received	54,904	130,464	56,762	59,326
Transfers between Sub-Accounts (including the Fixed Account), net	(39,068)	(12,280)	(63,270)	408
Withdrawals, surrenders, annuitizations and contract charges	(4,182)	(36,002)	(1,262)	(53,733)
Mortality and expense risk charges	(2,383)	(2,171)	(4,832)	(4,567)
Charges for life insurance protection and monthly administration charge	(34,466)	(34,306)	(37,224)	(37,965)

Net increase (decrease) from contract owner transactions	(25,195)	45,705	(49,826)	(36,531)

Total increase (decrease) in net assets	1,929	349,253	69,903	153,371
Net assets at beginning of year	1,115,664	766,411	800,137	646,766

Net assets at end of year	$1,117,593	$1,115,664	$870,040	$800,137

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OCA Sub-Account		OGG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$58	$276	$883	$1,090
Net realized gains (losses)	2,364	2,901	12,433	11,550
Net change in unrealized appreciation/ depreciation	2,320	4,467	(11,897)	8,449

Increase (decrease) in net assets from operations	4,742	7,644	1,419	21,089

Contract Owner Transactions:
Purchase payments received	4,626	4,665	12,413	18,970
Transfers between Sub-Accounts (including the Fixed Account), net	3,325	(166)	19,771	445
Withdrawals, surrenders, annuitizations and contract charges	(1)	(11,448)	(14,543)	(33,525)
Mortality and expense risk charges	(174)	(188)	(419)	(353)
Charges for life insurance protection and monthly administration charge	(3,410)	(3,390)	(3,769)	(3,656)

Net increase (decrease) from contract owner transactions	4,366	(10,527)	13,453	(18,119)

Total increase (decrease) in net assets	9,108	(2,883)	14,872	2,970
Net assets at beginning of year	27,799	30,682	100,059	97,089

Net assets at end of year	$36,907	$27,799	$114,931	$100,059

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OMG Sub-Account		PCR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$620	$1,149	$2,043	$10,230
Net realized gains (losses)	6,080	28,505	(51,353)	(59,528)
Net change in unrealized appreciation/ depreciation	3,991	7,458	(54,016)	(45,962)

Increase (decrease) in net assets from operations	10,691	37,112	(103,326)	(95,260)

Contract Owner Transactions:
Purchase payments received	7,087	13,819	68,632	86,743
Transfers between Sub-Accounts (including the Fixed Account), net	(2,205)	(1,491)	11,882	(20,170)
Withdrawals, surrenders, annuitizations and contract charges	(1,055)	(94,759)	(35,566)	(39,713)
Mortality and expense risk charges	(357)	(394)	(1,173)	(1,567)
Charges for life insurance protection and monthly administration charge	(3,259)	(5,428)	(31,505)	(42,229)

Net increase (decrease) from contract owner transactions	211	(88,253)	12,270	(16,936)

Total increase (decrease) in net assets	10,902	(51,141)	(91,056)	(112,196)
Net assets at beginning of year	102,444	153,585	532,669	644,865

Net assets at end of year	$113,346	$102,444	$441,613	$532,669

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PMB Sub-Account		SBJ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$218,971	$223,335	$2,608	$2,815
Net realized gains (losses)	138,989	80,115	(1,252)	(632)
Net change in unrealized appreciation/ depreciation	(288,069)	(636,254)	3,251	(8,817)

Increase (decrease) in net assets from operations	69,891	(332,804)	4,607	(6,634)

Contract Owner Transactions:
Purchase payments received	255,735	357,512	10,068	10,778
Transfers between Sub-Accounts (including the Fixed Account), net	(255,841)	(201,512)	4,371	33,960
Withdrawals, surrenders, annuitizations and contract charges	(160,213)	(215,068)	(8,623)	—
Mortality and expense risk charges	(16,519)	(17,844)	(202)	(197)
Charges for life insurance protection and monthly administration charge	(198,441)	(254,921)	(4,928)	(4,651)

Net increase (decrease) from contract owner transactions	(375,279)	(331,833)	686	39,890

Total increase (decrease) in net assets	(305,388)	(664,637)	5,293	33,256
Net assets at beginning of year	4,221,931	4,886,568	92,768	59,512

Net assets at end of year	$3,916,543	$4,221,931	$98,061	$92,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PRR Sub-Account		PTR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$42,874	$58,156	$242,267	$234,639
Net realized gains (losses)	(18,049)	167,816	20,813	138,168
Net change in unrealized appreciation/ depreciation	81,097	(544,494)	193,607	(595,094)

Increase (decrease) in net assets from operations	105,922	(318,522)	456,687	(222,287)

Contract Owner Transactions:
Purchase payments received	184,362	208,620	573,681	604,924
Transfers between Sub-Accounts (including the Fixed Account), net	(337,501)	634,420	350,410	379,815
Withdrawals, surrenders, annuitizations and contract charges	(212,505)	(491,160)	(316,120)	(231,422)
Mortality and expense risk charges	(14,485)	(16,446)	(51,527)	(51,091)
Charges for life insurance protection and monthly administration charge	(200,271)	(233,318)	(645,255)	(650,967)

Net increase (decrease) from contract owner transactions	(580,400)	102,116	(88,811)	51,259

Total increase (decrease) in net assets	(474,478)	(216,406)	367,876	(171,028)
Net assets at beginning of year	3,182,967	3,399,373	10,656,011	10,827,039

Net assets at end of year	$2,708,489	$3,182,967	$11,023,887	$10,656,011

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TBC Sub-Account		USC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$1,389	$—	$247
Net realized gains (losses)	637,431	377,660	29,101	18,309
Net change in unrealized appreciation/ depreciation	(174,589)	1,207,426	(17,857)	34,637

Increase (decrease) in net assets from operations	462,842	1,586,475	11,244	53,193

Contract Owner Transactions:
Purchase payments received	230,861	262,431	20,885	20,815
Transfers between Sub-Accounts (including the Fixed Account), net	(62,087)	(203,014)	824	(2,489)
Withdrawals, surrenders, annuitizations and contract charges	(143,104)	(106,148)	(739)	(21)
Mortality and expense risk charges	(21,093)	(20,036)	(551)	(461)
Charges for life insurance protection and monthly administration charge	(250,714)	(247,200)	(3,862)	(3,905)

Net increase (decrease) from contract owner transactions	(246,137)	(313,967)	16,557	13,939

Total increase (decrease) in net assets	216,705	1,272,508	27,801	67,132
Net assets at beginning of year	5,276,317	4,003,809	224,217	157,085

Net assets at end of year	$5,493,022	$5,276,317	$252,018	$224,217

[3]	The current year activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for further information on new and merged Sub-Accounts.
[4]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[5]	These Sub-Accounts were closed on August 16,2013.
[6]	These Sub-Account commenced operation on August 16, 2013.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the “Variable Account”) (formerly known as Sun Life of Canada (U.S.) Variable Account I) is a separate account of Delaware Life Insurance Company (the “Sponsor”), (formerly known as Sun Life Assurance Company of Canada (U.S)). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL (formerly known as Sun Executive VUL) contracts, Prime VUL (formerly known as Sun Prime VUL) contracts, Protector VUL (formerly known as Sun Protector VUL) contracts, Prime Survivorship VUL (formerly known as Sun Prime Survivorship VUL) contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On August 2, 2013, after receiving all required regulatory approvals, Sun Life Financial Inc. (“SLF”), the Sponsor’s former indirect parent company, and Delaware Life Holdings, LLC (“DLH”) concluded the sale of SLF’s domestic U.S. in-force annuities business and certain life insurance businesses to DLH, a Delaware limited liability company (the “Sale Transaction”). As part of the Sale Transaction, DLH acquired all of the issued and outstanding shares of the Sponsor. The Sale Transaction was effective August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
SBJ	PIMCO VIT Global Multi- Asset Portfolio Admin. Class	May 1, 2014
FTI	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)	May 1, 2014
S17	Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	May 1, 2014
FTG	Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)	May 1, 2014
ISC	Franklin Templeton VIP Franklin Income Securities Fund (Class 2)	May 1, 2014
FMS	Franklin Templeton VIP Mutual Shares Securities Fund (Class 2)	May 1, 2014
FVS	Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2)	May 1, 2014
SIC	Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2)	May 1, 2014
FGF	Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2)	May 1, 2014
GS2	Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares)	May 1, 2014
GS3	Goldman Sachs VIT Structured U.S. Equity Fund (I Shares)	May 1, 2014
SSC	DWS Small Cap Index VIP—Class B	August 11, 2014
SCV	DWS Small Mid Cap Value VIP Class A	August 11, 2014

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
UTS	NNB	August 11, 2014
MFE	NNC	August 11, 2014
MVS	FFO	August 11, 2014
MV1	FFP	August 11, 2014
NWD	FFS	August 11, 2014

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
NNB, NNC	August 11, 2014
GGC, GGE	August 16, 2013
FFL, FFJ, FFS, FFQ, FFM, FFO, MMS	December 10, 2012
FFG, FFI	April 30, 2012
AAH	May 2, 2011
SBB[1], SBJ[1], GT2[2]	November 15, 2010

[1]	First activity in Sub-Account 2011
[2]	First activity in Sub-Account 2012

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2014. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2014 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

In January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards. The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04, “Technical Corrections and Improvements”, that are subject to transition guidance. The adoption did not impact the Variable Account’s financial statements or disclosures.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2014, the $253 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2014. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

4. RELATED PARTY TRANSACTIONS (CONTINUED)

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statement of Changes in Net Assets.

Administration charges

An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers (“Target Premium”) will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Charges for life insurance protection and monthly administration charge”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales
AL2	$2,044	$9,758
AL4	43,832	65,721
AL3	1,060	11,939
AVB	83,966	29,592
AN2	—	16,056
AN3	255,691	579,843
IVB	21,862	10,894
308	72,937	69,208
301	51,901	19,102
304	164,000	43,874
307	110,397	180,805

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
306	51,760	92,244
303	147,731	75,938
302	74,729	16,391
305	2,032,643	1,939,905
300	2,296,511	114,428
9XX	1,010,458	325,461
MCC	128,480	70,905
DGO	231,333	563,746
SSC	306,665	282,339
SCV	310,198	444,014
DMC	337,810	452,056
FVB	189,438	93,705
FL1	475,566	342,232
FL6	700,011	871,312
F20	58,919	24,479
F30	16,499	16,102
FL8	139,763	218,186
FIS	1,724,406	538,218
FL4	3,458,975	1,439,678
FVM	334,400	266,915
FL5	502,225	2,439,039
FL7	540,924	1,399,893
SGI	482,123	227,438
FTI	638,699	1,036,267
S17	20,068	5,116
FTG	151,755	132,265
ISC	148,000	34,893
FMS	213,749	175,396
FVS	317,023	201,201
SIC	385,111	63,034
FGF	1	7
GS4	45,879	47,514
GS8	106,821	82,767
GS2	50,363	15,150
GS5	40,008	28,088
GS3	401,305	361,329
FFG	149,082	133,032
VKC	82,083	97,141
VLC	29,834	340,650
AI3	78,328	118,958
VKU	512,945	96,501
VGI	505,454	176,711
AI4	1,427,272	380,213

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FFI	34,083	9,829
ASC	16,543	23,597
MCA	191,919	126,766
MBI	261,010	620,914
MTC	243,232	108,880
MBO	192,562	125,704
GGC	303,293	392,882
GGE	55,347	24,510
FFL	77,656	97,019
FFJ	677,693	306,691
FFS	3,494,710	454,528
FFQ	1,154,088	959,106
FFM	525,850	717,521
NNB	2,210,696	41,443
NNC	374,291	45,215
FFO	2,641,942	401,603
FFP	2,860,527	133,833
MIT	812,579	135,939
MF7	183,695	76,591
EM1	232,499	222,003
GT2	5,268	5,830
GSS	931,271	212,319
MFK	157,794	90,736
HYS	770,900	602,179
IGS	59,970	240,681
IG1	82,122	65,317
MIS	329,355	903,021
MMS	3,095,223	5,613,824
NWD	769,041	2,591,286
RI1	72,492	2,216,998
UTS	345,517	2,174,753
MFE	78,450	347,993
MVS	359,609	2,143,377
MV1	450,963	2,769,674
SCB	1,586,821	1,115,105
111	340,626	1,679,221
SC3	621,123	540,470
113	360,677	344,563
115	229,841	293,322
SDC	673,066	649,141
SGC	1,090,568	975,790
112	554,392	388,515
117	432,042	611,247

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
VKM	301,233	168,348
OCF	92,190	118,650
OCA	10,122	4,921
OGG	42,680	23,696
OMG	9,510	6,501
PCR	118,993	104,680
PMB	652,265	730,161
SBJ	21,701	18,407
PRR	218,236	755,762
PTR	1,186,847	1,033,391
TBC	825,298	1,071,435
USC	49,112	4,959

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL2	—	(658)	(658)
AL4	1,299	(2,280)	(981)
AL3	11	(702)	(691)
AVB	1,847	(1,758)	89
AN2	—	(1,699)	(1,699)
AN3	8,656	(27,564)	(18,908)
IVB	2,147	(1,342)	805
308	2,189	(2,949)	(760)
301	3,663	(1,581)	2,082
304	973	(1,235)	(262)
307	2,745	(8,450)	(5,705)
306	2,753	(5,108)	(2,355)
303	3,537	(3,045)	492
302	2,374	(824)	1,550
305	2,770	(1,196)	1,574
300	130,102	(4,113)	125,989
9XX	36,367	(16,746)	19,621
MCC	7,927	(5,619)	2,308
DGO	2,188	(15,636)	(13,448)
SSC	2,048	(8,528)	(6,480)
SCV	4,476	(10,903)	(6,427)
DMC	8,114	(15,350)	(7,236)
FVB	4,913	(2,511)	2,402
FL1	20,903	(18,182)	2,721
FL6	10,469	(24,749)	(14,280)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
F20	3,582	(1,847)	1,735
F30	1,046	(1,326)	(280)
FL8	5,779	(10,690)	(4,911)
FIS	95,474	(29,254)	66,220
FL4	166,850	(76,820)	90,030
FVM	10,796	(10,114)	682
FL5	48,093	(203,930)	(155,837)
FL7	25,051	(80,985)	(55,934)
SGI	15,020	(10,796)	4,224
FTI	15,108	(33,783)	(18,675)
S17	748	(278)	470
FTG	329	(350)	(21)
ISC	7,403	(2,300)	5,103
FMS	8,489	(9,743)	(1,254)
FVS	5,796	(6,792)	(996)
SIC	17,689	(4,966)	12,723
FGF	—	(1)	(1)
GS4	274	(2,634)	(2,360)
GS8	33	(1,391)	(1,358)
GS2	284	(410)	(126)
GS5	40	(43)	(3)
GS3	9,424	(21,643)	(12,219)
FFG	11,843	(10,384)	1,459
VKC	649	(4,359)	(3,710)
VLC	1,520	(22,060)	(20,540)
AI3	3,304	(6,513)	(3,209)
VKU	21,892	(3,103)	18,789
VGI	8,695	(3,703)	4,992
AI4	92,498	(26,092)	66,406
FFI	2,199	(385)	1,814
ASC	34	(1,878)	(1,844)
MCA	4,634	(4,903)	(269)
MBI	8,185	(45,574)	(37,389)
MTC	3,650	(4,377)	(727)
MBO	2,994	(3,361)	(367)
GGC	12,687	(34,015)	(21,328)
GGE	3,455	(1,621)	1,834
FFL	2,532	(6,182)	(3,650)
FFJ	8,545	(17,244)	(8,699)
FFS	176,239	(6,939)	169,300
FFQ	65,231	(67,379)	(2,148)
FFM	14,029	(53,469)	(39,440)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
NNB	207,522	(4,715)	202,807
NNC	35,872	(4,790)	31,082
FFO	164,648	(24,286)	140,362
FFP	265,627	(4,974)	260,653
MIT	36,980	(5,222)	31,758
MF7	9,111	(4,391)	4,720
EM1	15,172	(14,830)	342
GT2	355	(485)	(130)
GSS	47,509	(11,485)	36,024
MFK	7,134	(2,834)	4,300
HYS	6,402	(9,025)	(2,623)
IGS	718	(13,379)	(12,661)
IG1	2,388	(2,838)	(450)
MIS	7,382	(55,085)	(47,703)
MMS	123,214	(374,687)	(251,473)
NWD	2,143	(124,620)	(122,477)
RI1	3,477	(218,725)	(215,248)
UTS	1,595	(66,725)	(65,130)
MFE	1,258	(20,912)	(19,654)
MVS	1,244	(89,313)	(88,069)
MV1	4,255	(194,178)	(189,923)
SCB	6,716	(15,102)	(8,386)
111	9,371	(102,192)	(92,821)
SC3	38,889	(34,615)	4,274
113	13,465	(16,573)	(3,108)
115	6,106	(11,517)	(5,411)
SDC	35,752	(43,523)	(7,771)
SGC	12,758	(44,829)	(32,071)
112	23,898	(21,503)	2,395
117	2,338	(16,600)	(14,262)
VKM	1,619	(2,362)	(743)
OCF	2,858	(5,367)	(2,509)
OCA	643	(290)	353
OGG	2,302	(1,340)	962
OMG	537	(521)	16
PCR	6,634	(5,623)	1,011
PMB	10,309	(25,437)	(15,128)
SBJ	1,768	(1,684)	84
PRR	9,869	(40,938)	(31,069)
PTR	41,048	(44,993)	(3,945)
TBC	9,364	(19,348)	(9,984)
USC	1,336	(317)	1,019

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL2	—	758	(758)
AL4	2,087	5,165	(3,078)
AL3	(12)	520	(532)
AVB	1,102	2,108	(1,006)
AN2	—	779	(779)
AN3	12,311	36,289	(23,978)
IVB	7,632	1,307	6,325
308	2,750	28,250	(25,500)
301	2,027	4,294	(2,267)
304	3,921	4,533	(612)
307	7,897	1,974	5,923
306	4,557	3,722	835
303	6,084	10,800	(4,716)
302	2,179	4,148	(1,969)
305	67,184	4,896	62,288
300	6,540	30,128	(23,588)
9XX	25,987	55,497	(29,510)
MCC	7,159	8,829	(1,670)
DGO	7,807	2,635	5,172
DMC	10,703	27,727	(17,024)
SSC	2,312	26,053	(23,741)
SCV	5,850	14,787	(8,937)
FVB	4,090	2,366	1,724
FL1	62,849	25,798	37,051
FL6	14,654	87,570	(72,916)
F15	981	5,155	(4,174)
F20	5,259	2,054	3,205
F30	1,212	470	742
FL8	8,071	22,431	(14,360)
FIS	38,279	114,760	(76,481)
FL4	89,260	63,752	25,508
FVM	16,626	9,584	7,042
FL5	55,386	181,459	(126,073)
FL7	32,564	93,124	(60,560)
SGI	20,459	27,034	(6,575)
S17	810	258	552
ISC	5,966	7,800	(1,834)
FVS	8,004	14,342	(6,338)
SIC	11,631	18,875	(7,244)
FGF	3	2	1

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FMS	12,169	8,309	3,860
FTI	87,139	54,048	33,091
FTG	5,107	10,431	(5,324)
GS4	310	955	(645)
GS8	(40)	4,127	(4,167)
GS5	1,485	8,374	(6,889)
GS2	287	925	(638)
GS3	12,429	32,637	(20,208)
FFG	3,680	12,763	(9,083)
VKC	31,661	5,693	25,968
VLC	2,905	17,018	(14,113)
AI3	4,160	11,204	(7,044)
VKU	5,814	9,241	(3,427)
VGI	5,637	9,147	(3,510)
AI4	19,918	163,126	(143,208)
FFI	375	1,009	(634)
ASC	(19)	538	(557)
MCA	1,998	2,942	(944)
MBI	61,276	9,629	51,647
MTC	5,149	10,020	(4,871)
MBO	4,803	17,365	(12,562)
GGC	325,266	10,100	315,166
GGE	19,923	364	19,559
FFL	1,645	9,998	(8,353)
FFJ	12,517	81,380	(68,863)
FFS	14,766	3,149	11,617
FFQ	104,373	221,499	(117,126)
FFM	22,777	134,655	(111,878)
FFO	91,409	56,176	35,233
MIT	3,493	14,337	(10,844)
MF7	8,723	2,688	6,035
EM1	8,157	7,030	1,127
GT2	552	743	(191)
GSS	6,731	78,961	(72,230)
MFK	6,440	44,923	(38,483)
HYS	43,016	203,468	(160,452)
IGS	5,118	4,161	957
IG1	3,719	3,513	206
MIS	95,395	47,418	47,977
MMS	242,493	352,931	(110,438)
NWD	5,168	10,601	(5,433)
RI1	215,246	3,441	211,805

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
TRS	5,440	203,857	(198,417)
MFJ	1,413	15,051	(13,638)
UTS	3,484	9,416	(5,932)
MFE	3,282	32,258	(28,976)
MVS	3,827	54,369	(50,542)
MV1	17,555	14,916	2,639
SCB	75,651	71,828	3,823
111	21,896	113,759	(91,863)
SC3	14,511	30,849	(16,338)
113	22,204	63,825	(41,621)
115	12,833	38,680	(25,847)
SDC	33,210	50,743	(17,533)
SGC	54,375	43,414	10,961
112	239,086	193,789	45,297
117	21,542	2,138	19,404
VKM	7,193	4,673	2,520
OCF	3,457	5,571	(2,114)
OCA	437	1,424	(987)
OGG	1,910	3,691	(1,781)
OMG	1,164	8,595	(7,431)
PCR	10,366	12,390	(2,024)
PMB	11,191	21,578	(10,387)
SBJ	4,202	455	3,747
PRR	27,640	24,292	3,348
PTR	11,661	11,054	607
TBC	12,680	27,850	(15,170)
USC	1,319	436	883

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AL2
2014	5,774	$15.2886 to 19.7406	$95,368	2.19%	11.96 to 12.52%
2013	6,432	13.6559 to 17.5799	94,108	1.96	29.27 to 29.92
2012	7,190	10.5638 to 13.5586	80,798	3.29	11.78 to 12.34
2011	8,224	9.4503 to 12.0932	83,990	1.71	5.91 to 6.51
2010	9,335	8.9170 to 11.4186	90,830	1.38	11.62 to 12.27

AL4
2014	33,345	23.6485	788,547	—	8.01
2013	34,326	21.8945	751,541	0.33	35.84
2012	37,404	16.1179	602,934	—	16.21
2011	41,101	13.8697	570,109	0.34	(8.27)
2010	46,543	15.1209	703,828	—	19.38

AL3
2014	630	18.2737 to 23.9163	11,522	—	0.24 to 1.43
2013	1,321	16.1179 to 18.2306	23,484	—	33.59 to 33.99
2012	1,853	12.0650 to 17.7359	24,053	—	11.94 to 12.50
2011	2,029	10.7782 to 15.7653	23,646	—	(3.73) to (3.18)
2010	2,229	11.1881 to 16.2836	27,023	—	24.56 to 25.29

AVB
2014	17,874	17.0954	305,568	2.41	7.11
2013	17,785	15.9607	283,855	2.25	16.27
2012	18,791	13.4400 to 13.7269	257,872	1.95	12.81 to 13.38
2011	18,700	11.9139 to 12.1075	226,362	2.10	(3.54) to (3.06)
2010	17,310	12.3508 to 12.4892	216,133	2.37	9.75 to 24.89

AN2
2014	7,038	9.6557	67,955	—	4.81
2013	8,737	9.2129	80,496	0.02	22.93
2012	9,516	7.4946	71,318	—	13.24
2011	12,068	6.6183	79,875	0.34	(23.41)
2010	14,395	8.6410	124,392	2.08	18.58

AN3
2014	174,347	19.4824	3,394,061	1.09	9.29
2013	193,255	17.8263	3,445,010	1.13	34.59
2012	217,233	13.2447	2,875,774	1.34	17.24
2011	227,785	11.2967	2,572,000	1.10	6.07
2010	262,202	10.6502	2,791,330	—	12.80

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
IVB
2014	20,580	$6.6039	$135,909	3.51%	(6.46	) %
2013	19,775	7.0600	139,610	6.37	22.73
2012	13,450	5.7525	77,370	1.39	14.19
2011	14,610	5.0375	73,592	4.14	(19.44)
2010	13,069	6.2528	81,707	2.79	4.30

308
2014	29,064	21.5218	625,509	3.17	15.36
2013	29,824	18.6562	556,396	1.66	33.00
2012	55,324	14.0272	776,042	2.15	13.88
2011	40,812	12.3172	502,701	2.05	(0.90)
2010	29,356	12.4293	364,887	2.14	12.33

301
2014	19,978	13.4486	268,670	2.08	5.28
2013	17,896	12.7743	228,603	1.77	(2.16)
2012	20,163	13.0561	263,249	2.40	5.37
2011	22,176	12.3903	274,770	3.89	6.10
2010	9,889	11.6776	115,486	3.88	6.44

304
2014	55,973	20.8258	1,165,671	1.17	2.31
2013	56,235	20.3549	1,144,655	1.27	29.18
2012	56,847	15.7574	895,751	1.05	22.56
2011	25,873	12.8566	332,645	1.68	(8.89)
2010	12,385	14.1104	174,760	1.79	11.75

307
2014	53,610	19.9584	1,069,971	3.55	5.64
2013	59,315	18.8928	1,120,636	3.40	22.53
2012	53,392	15.4184	823,214	3.27	17.56
2011	14,620	13.1158	191,750	2.48	(4.85)
2010	11,707	13.7846	161,376	3.40	11.78

306
2014	29,801	19.5004	581,131	0.13	2.12
2013	32,156	19.0950	614,014	0.86	28.28
2012	31,321	14.8857	466,235	1.32	18.18
2011	32,277	12.5960	406,558	1.39	(19.14)
2010	19,556	15.5782	304,652	2.05	22.41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
303
2014	52,012	$22.1390	$1,151,499	0.81%	8.51%
2013	51,520	20.4029	1,051,170	0.95	30.10
2012	56,236	15.6823	881,914	0.93	17.89
2011	33,898	13.3024	450,924	0.68	(4.28)
2010	18,092	13.8967	251,423	0.95	18.68

302
2014	22,297	21.4864	479,050	1.34	10.63
2013	20,747	19.4211	402,906	1.41	33.50
2012	22,716	14.5477	330,436	1.69	17.48
2011	20,592	12.3829	254,954	1.68	(1.83)
2010	16,813	12.6137	212,067	2.32	11.43

305
2014	112,910	17.3571	1,959,782	5.04	0.63
2013	111,336	17.2478	1,920,295	7.18	6.60
2012	49,048	16.1794	793,572	5.72	13.70
2011	80,899	14.2296	1,151,165	10.50	1.92
2010	44,624	13.9616	623,022	13.07	15.07

300
2014	178,502	16.4475	2,935,907	2.43	(2.65)
2013	52,513	16.8957	887,239	1.30	21.63
2012	76,101	13.8906	1,057,079	1.58	17.91
2011	70,975	11.7810	836,168	2.16	(13.96)
2010	38,360	13.6930	525,259	3.11	7.23

9XX
2014	212,033	15.5289 to 16.0194	3,395,094	2.34	1.43 to 1.93
2013	192,412	15.3107 to 15.7157	3,022,529	1.07	13.85 to 14.42
2012	221,922	13.4486 to 13.7356	3,047,656	1.47	9.42 to 9.97
2011	226,602	12.2592 to 12.4907	2,829,884	2.53	(4.18) to (3.64)
2010	172,870	12.7945 to 12.9626	2,240,625	1.96	9.12 to 28.19

MCC
2014	59,105	12.2519	724,134	—	8.82
2013	56,797	11.2586	639,443	0.24	42.00
2012	58,467	7.9287	463,554	—	11.12
2011	62,820	7.1351	448,220	—	(12.11)
2010	36,631	8.1186	297,396	—	17.12

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
DGO
2014	21,646	$34.4409	$741,320	0.08%	3.15%
2013	35,094	33.3896	1,167,721	0.02	41.32
2012	29,922	23.6262	706,950	0.23	11.02
2011	28,728	21.2807	611,341	1.05	8.13
2010	32,110	19.6807	631,929	—	36.32

SSC
2014	108,164	16.1489 to 36.2728	3,544,464	0.71	4.47
2013	114,644	15.4572 to 34.7192	3,581,305	1.41	38.31
2012	138,385	11.1760 to 25.1030	3,123,933	0.64	15.88
2011	163,314	9.6446 to 21.6633	3,183,197	0.59	(4.58)
2010	237,937	10.1071 to 22.7021	4,661,978	0.60	1.07 to 26.11

SCV
2014	103,309	28.0815	2,895,668	0.81	5.53
2013	109,736	26.6110	2,916,841	1.11	35.24
2012	118,673	19.6769	2,327,519	1.13	13.77
2011	122,431	17.2961	2,110,881	1.08	(6.08)
2010	135,081	18.4156	2,480,292	1.27	23.07

DMC
2014	158,162	25.5628 to 26.9245	4,251,391	0.97	11.53 to 12.09
2013	165,398	22.9159 to 24.0203	3,966,657	1.39	34.32 to 34.99
2012	182,422	17.0096 to 17.7939	3,241,141	0.45	19.08 to 19.67
2011	177,986	14.2417 to 14.8685	2,642,220	0.51	(0.17) to 0.39
2010	206,355	14.2662 to 14.8101	3,050,528	0.98	26.36 to 27.10

FVB
2014	19,632	20.2871 to 20.9278	409,908	1.36	9.47 to 10.02
2013	17,230	18.5319 to 19.0220	327,017	1.41	17.23 to 19.28
2012	15,506	15.6138 to 15.9471	246,884	1.52	14.25 to 14.82
2011	14,705	13.6666 to 13.8888	203,967	1.69	(7.49) to (3.83)
2010	9,005	14.2812 to 14.4412	129,852	1.62	17.17 to 17.76

FL1
2014	216,027	14.7292	3,181,916	0.78	11.65
2013	213,306	13.1918	2,813,892	0.98	30.95
2012	176,255	10.0737	1,775,553	1.17	16.14
2011	156,956	8.6738	1,361,445	0.93	(2.78)
2010	94,080	8.9222	839,443	1.54	16.93

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FL6
2014	267,587	$28.9139	$7,728,962	0.87%	11.82%
2013	281,867	25.8584	7,285,517	0.94	31.14
2012	354,783	19.7174	6,964,007	1.27	16.31
2011	363,366	16.9527	6,133,063	0.89	(2.64)
2010	419,393	17.4119	7,274,453	1.12	17.11

F15
2013	—	—	1	0.03	12.67
2012	4,174	11.2574	46,994	0.26	11.90
2011	30,038	10.0599	302,185	1.99	(0.52)
2010	26,240	10.1121	265,345	2.26	12.79

F20
2014	27,439	13.0970	359,364	1.53	4.60
2013	25,704	12.5215	321,850	1.76	15.63
2012	22,499	10.8286	243,629	1.82	13.07
2011	22,095	9.5768	211,595	2.47	(1.24)
2010	16,601	9.6972	160,980	2.71	14.33

F30
2014	8,926	13.0535	116,523	1.37	4.74
2013	9,206	12.4624	114,729	1.58	21.41
2012	8,464	10.2649	86,882	0.76	15.18
2011	23,156	8.9119	206,362	1.89	(2.83)
2010	22,548	9.1714	206,801	2.22	15.89

FL8
2014	153,358	16.8088	2,577,766	0.09	11.19
2013	158,269	15.1174	2,392,617	0.19	36.20
2012	172,629	11.0992	1,920,424	0.49	14.54
2011	184,803	9.6898	1,794,597	0.25	0.14
2010	195,049	9.6762	1,891,211	0.17	24.06

FIS
2014	816,793	15.6394	12,774,138	1.58	13.29
2013	750,573	13.8050	10,361,657	1.68	31.91
2012	827,054	10.4656	8,655,616	1.91	15.63
2011	902,857	9.0508	8,171,586	1.94	1.78
2010	697,609	8.8922	6,203,239	2.83	14.73

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FL4
2014	1,084,307	$20.0055	$21,686,974	1.70%	13.46%
2013	994,277	17.6328	17,531,908	1.85	32.11
2012	968,769	13.3472	12,861,805	2.15	15.81
2011	1,061,586	11.5253	12,175,961	1.75	1.93
2010	1,193,231	11.3072	13,434,002	1.92	14.91

FVM
2014	160,356	15.4847	2,483,064	0.02	6.03
2013	159,674	14.6038	2,331,848	0.29	35.87
2012	152,632	10.7485	1,640,565	0.43	14.56
2011	133,711	9.3822	1,254,502	0.03	(10.85)
2010	100,572	10.5243	1,058,455	0.19	28.57

FL5
2014	334,465	12.4324	4,158,468	0.01	0.01
2013	490,302	12.4312	6,095,282	0.01	0.01
2012	616,375	12.4300	7,653,144	0.04	0.04
2011	590,762	12.4248	7,331,695	0.03	0.03
2010	676,079	12.4214	8,389,376	0.08	0.14

FL7
2014	405,689	16.5180	6,705,214	1.17	(8.16)
2013	461,623	17.9856	8,302,432	1.27	30.38
2012	522,183	13.7952	7,198,531	2.05	20.54
2011	489,433	11.4445	5,597,048	1.24	(17.23)
2010	554,945	13.8263	7,667,704	1.37	12.99

SGI
2014	137,629	13.6330	1,876,277	2.76	(1.23)
2013	133,405	13.8022	1,841,280	1.80	13.25
2012	139,980	12.1877	1,706,028	0.73	14.83
2011	160,758	10.6137	1,706,247	1.31	(6.29)
2010	122,675	11.3266	1,389,509	2.80	19.17

FTI
2014	256,420	25.9718	6,665,744	1.90	(11.13)
2013	275,095	29.2248	8,039,457	2.39	22.97
2012	242,004	23.7658	5,740,658	3.00	18.23
2011	261,179	20.1009	5,240,816	1.74	(10.63)
2010	240,504	22.4927	5,399,375	1.90	8.41

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
S17
2014	12,501	$18.3885	$229,865	2.75%	2.85%
2013	12,031	17.8792	215,110	11.62	23.77
2012	11,479	14.4455	165,824	2.69	15.33
2011	10,833	12.5251	135,680	0.01	(1.54)
2010	9,432	12.5563 to 12.7212	119,953	2.60	9.61 to 27.21

FTG
2014	77,920	16.8153 to 25.7188	1,976,803	1.34	(3.30) to (2.81)
2013	77,941	17.3889 to 26.4637	2,039,246	2.64	28.04 to 30.82
2012	83,265	13.3587 to 20.2291	1,678,797	2.06	20.46 to 21.07
2011	90,650	11.0608 to 16.7091	1,510,562	1.27	(14.64) to (6.97)
2010	85,633	11.9804 to 17.9619	1,534,051	1.38	6.86 to 7.39

ISC
2014	56,196	14.5236	816,171	4.80	4.62
2013	51,093	13.8828	709,314	6.21	13.94
2012	52,927	12.1842	644,870	6.70	12.65
2011	50,656	10.8157	547,877	5.57	2.38
2010	30,528	10.5639	322,495	5.84	12.67

FMS
2014	169,568	13.3419	2,262,365	2.04	7.12
2013	170,822	12.4548	2,127,566	2.06	28.26
2012	166,962	9.7106	1,621,306	2.28	14.24
2011	104,438	8.4999	887,718	2.60	(1.04)
2010	91,255	8.5894	783,823	1.62	11.19

FVS
2014	102,105	16.7684	1,712,130	0.61	0.57
2013	103,101	16.6731	1,719,021	1.33	36.24
2012	109,439	12.2382	1,339,337	0.67	18.39
2011	126,732	10.3374	1,310,096	0.68	(3.76)
2010	91,906	10.7413	987,208	0.87	28.22

SIC
2014	117,053	14.9849	1,754,026	5.79	1.86
2013	104,330	14.7111	1,534,809	5.87	3.32
2012	111,574	14.2391	1,588,700	7.65	12.75
2011	80,491	12.6286	1,016,482	5.87	2.57
2010	40,158	12.3117	494,415	4.27	10.91

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FGF
2014	3	$12.9323	$42	2.68%	3.38%
2013	4	12.5090	48	2.86	(2.24)
2012	3	12.7954	44	2.55	1.89
2011	4	12.5585	48	3.92	5.68
2010	4	11.8835	51	3.60	5.28

GS4
2014	10,801	19.3801 to 20.2725	214,274	1.36	12.37 to 12.71
2013	13,161	17.1945 to 18.0401	230,901	1.24	32.57 to 32.97
2012	13,806	12.9316 to 13.6081	182,171	1.36	18.53 to 18.89
2011	19,589	10.8769 to 11.4803	219,262	1.19	(7.58) to (7.51)
2010	19,838	11.7685 to 12.4128	240,204	0.84	10.55 to 10.64

GS8
2014	12,366	27.1361 to 28.5815	351,464	0.99	13.01 to 13.57
2013	13,724	24.0094 to 25.1664	343,642	0.84	32.23 to 32.89
2012	17,891	18.1028 to 18.9374	337,561	1.19	17.88 to 18.47
2011	18,987	15.3115 to 15.9853	302,416	0.70	(6.90) to (6.38)
2010	22,774	16.4470 to 17.0738	387,522	0.68	24.27 to 25.00

GS2
2014	9,357	28.3016 to 29.1332	268,872	0.79	6.40 to 6.71
2013	9,483	26.6002 to 27.3000	255,827	1.00	34.95 to 35.35
2012	10,121	19.7114 to 20.1697	201,990	1.16	12.27 to 12.60
2011	11,179	17.5575 to 17.9120	198,464	0.73	0.11 to 0.17
2010	13,549	17.5269 to 17.8929	240,185	0.56	29.36 to 29.47

GS5
2014	28,825	11.2509 to 13.0428	350,063	3.69	(8.00) to (7.73)
2013	28,828	12.2295 to 14.1350	380,623	1.76	23.59 to 23.96
2012	35,717	9.8956 to 11.4033	378,658	1.83	20.63 to 20.99
2011	48,537	8.2033 to 9.4249	419,753	2.99	(15.53) to (15.47)
2010	61,709	9.7046 to 11.1574	636,285	1.53	9.72 to 9.81

GS3
2014	230,536	17.4894 to 19.7598	4,487,858	1.44	15.79 to 16.37
2013	242,755	15.1048 to 16.9808	4,060,684	1.14	36.83 to 37.52
2012	262,963	11.0388 to 12.3481	3,197,551	1.80	13.89 to 14.46
2011	292,506	9.6928 to 10.7884	3,111,086	1.71	3.46 to 4.05
2010	327,730	9.3624 to 10.3689	3,340,788	1.53	12.19 to 12.84

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AI1
2012	—	$—	$—	0%	15.17 to 15.36%
2011	85,152	6.7917 to 8.4665	706,098	0.15	(8.43) to (7.91)
2010	147,153	7.4119 to 9.2459	1,335,427	0.78	14.82 to 15.49

AAH
2012	—	—	—	—	13.57
2011	14,642	8.23	120,564	—	(17.66)

FFG
2014	65,125	14.6356 to 14.8325	964,431	0.04	7.90 to 8.44
2013	63,666	13.5640 to 13.6781	869,679	0.45	39.44 to 40.14
2012	72,749	9.7275 to 9.7606	709,587	—	(2.83) to (2.50)

VKC
2014	34,855	22.7266 to 23.4444	816,569	0.19	8.93 to 9.48
2013	38,565	20.8629 to 21.4148	825,400	0.52	33.27 to 33.93
2012	12,597	15.6551 to 15.9893	201,137	0.64	16.49 to 17.08
2011	11,149	13.4388 to 13.6573	152,058	0.80	0.33 to 0.83
2010	5,148	13.3952 to 13.5453	69,355	0.64	21.57 to 35.45

VLC
2014	35,316	15.7591	556,543	0.88	9.10
2013	55,856	14.4445	806,808	1.37	35.65
2012	69,969	10.6482	745,043	1.57	18.92
2011	62,350	8.9538	558,269	1.14	(2.11)
2010	27,012	9.1465	247,070	0.02	15.70

AI3
2014	71,296	15.1845 to 19.3826	1,145,452	0.85	7.61 to 8.15
2013	74,505	14.1109 to 17.9226	1,113,037	1.38	28.61 to 29.25
2012	81,549	10.9407 to 13.8668	943,216	0.87	13.31 to 13.88
2011	90,780	9.6071 to 12.1764	926,916	0.94	(0.63) to (0.06)
2010	97,700	9.6131 to 12.1841	1,011,712	0.97	8.92 to 9.56

VKU
2014	53,589	19.0474 to 19.1310	1,023,616	1.99	8.77
2013	34,800	17.5121 to 17.5890	610,666	1.50	24.89
2012	38,227	14.0226 to 14.0842	537,498	1.82	12.39
2011	22,925	12.4770 to 12.5317	286,576	0.95	(1.30) to 25.32
2010	3,333	12.6413 to 12.6968	42,321	2.08	12.03 to 26.97

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
VGI
2014	80,564	$24.1033	$1,941,655	1.71%	10.28%
2013	75,572	21.8565	1,651,568	1.44	34.08
2012	79,082	16.3009	1,287,760	1.58	14.63
2011	108,946	14.2200	1,548,033	1.42	(2.01)
2010	69,331	14.5115	1,004,889	0.10	12.51

AI4
2014	439,102	11.1915 to 23.2618	7,353,127	1.69	(0.17) to 0.33
2013	372,696	11.1545 to 23.1849	6,415,154	1.28	18.42 to 19.01
2012	515,904	9.3725 to 19.4810	7,424,887	1.52	14.96 to 15.53
2011	475,419	8.1125 to 16.8620	6,342,206	1.59	(7.27) to (6.74)
2010	513,133	8.6989 to 18.0808	7,685,763	2.32	12.21 to 12.86

FFI
2014	14,017	14.6207	204,934	—	8.04
2013	12,203	13.5330	165,140	0.41	37.01
2012	12,837	9.8771	126,795	—	(1.72)

ASC
2014	10,678	16.6601	177,904	—	2.36
2013	12,522	16.2757	197,776	0.01	37.46
2012	13,079	11.8400	154,861	—	13.89
2011	15,248	10.3956	158,522	—	(0.73)
2010	21,093	10.4716	220,879	—	28.54

MCA
2014	37,926	19.0329	721,855	—	12.42
2013	38,195	16.9304	646,671	—	39.20
2012	39,139	12.1622	476,016	0.29	17.43
2011	51,714	10.3568	535,607	—	(7.22)
2010	44,656	11.1630	498,518	0.19	27.00

MBI
2014	116,445	8.8401	1,029,389	1.96	(7.06)
2013	153,834	9.5114	1,463,174	2.67	16.32
2012	102,187	8.1766	835,548	2.22	20.68
2011	89,609	6.7754	607,135	3.67	(13.56)
2010	64,672	7.8383	506,914	4.44	4.61

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MTC
2014	75,173	$15.8702	$1,193,017	0.04%	10.21%
2013	75,900	14.3997	1,092,934	0.59	36.15
2012	80,771	10.5763	854,260	0.05	19.31
2011	81,008	8.8642	718,073	—	(0.80)
2010	51,752	8.9358	462,446	0.34	23.06

EGS
2012	—	—	—	0.05	13.68 to 14.04
2011	20,022	7.3965 to 10.9284	208,270	0.15	(1.01) to (0.45)
2010	26,428	7.4671 to 10.9780	279,891	0.09	15.14 to 15.81

MBO
2014	42,876	14.8025	634,667	1.17	9.68
2013	43,243	13.4958	583,602	2.62	34.22
2012	55,805	10.0550	561,124	0.72	17.29
2011	67,427	8.5728	578,041	0.35	(4.11)
2010	50,504	8.9405	451,527	0.74	9.27

GGC
2014	293,838	11.5751 to 11.6549	3,422,281	1.84	7.96 to 8.50
2013	315,166	10.7218 to 10.7420	3,384,754	1.74	7.22 to 7.42

GGE
2014	21,393	11.6513	249,255	1.70	8.24
2013	19,559	10.7647	210,546	1.56	7.65

FFL
2014	34,980	15.1084 to 15.4394	535,047	0.10	8.40 to 8.94
2013	38,630	13.8679 to 14.1718	543,076	0.24	36.17 to 36.85
2012	46,983	10.1336 to 10.3556	483,092	—	1.34 to 2.52

FFJ
2014	308,606	15.2956 to 15.6361	4,806,727	—	8.32 to 8.86
2013	317,305	14.0505 to 14.3632	4,543,411	—	37.04 to 37.72
2012	386,168	10.2022 to 10.4293	4,009,249	—	1.99 to 2.02

FFS
2014	232,383	13.6097 to 13.9125	3,225,277	—	(7.72) to (7.26)
2013	63,083	14.6747 to 15.0012	931,319	—	40.82 to 41.52
2012	51,466	10.3694 to 10.6001	537,895	—	3.66 to 3.69

FFQ
2014	720,633	10.4039 to 10.5142	7,561,193	2.91	5.32 to 5.85
2013	722,781	9.8784 to 9.9335	7,165,286	1.13	(1.53) to (1.03)
2012	839,907	10.0000 to 10.0372	8,415,860	—	(0.03) to —

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FFM
2014	307,988	$14.7536 to 15.0534	$4,653,169	0.80%	10.20%
2013	347,428	13.3878 to 13.6598	4,763,697	0.32	32.28
2012	459,306	10.1204 to 10.3261	4,739,342	—	1.20

NNB
2014	202,807	10.2772 to 10.2978	2,087,874	2.05	2.77 to 2.98

NNC
2014	31,082	10.0922 to 10.1705	314,950	1.98	0.92 to 1.70

FFO
2014	415,479	10.8711 to 15.5235	6,382,397	1.91	7.50 to 10.51
2013	275,117	13.6741 to 14.0471	3,861,733	1.22	32.57 to 35.89
2012	239,884	10.0629 to 10.3374	2,478,021	—	0.63

FFP
2014	260,653	10.7601 to 10.7878	2,807,075	1.30	7.60 to 7.88

MIT
2014	114,804	19.3366 to 21.0458	2,374,899	1.66	12.01 to 12.57
2013	83,046	17.2120 to 18.6960	1,513,562	2.11	35.72 to 36.40
2012	93,890	12.6441 to 13.7069	1,252,593	1.66	14.80 to 15.37
2011	111,188	10.9812 to 11.8804	1,283,901	1.89	1.40 to 1.97
2010	126,427	10.8299 to 11.6506	1,428,524	1.81	15.79 to 16.46

MF7
2014	58,786	15.6144	917,905	3.68	5.59
2013	54,066	14.7872	799,496	4.47	(0.51)
2012	48,031	14.8628	713,874	4.65	11.00
2011	80,921	13.3896	1,083,504	3.97	6.30
2010	25,272	12.5956	318,313	3.28	10.67

EM1
2014	206,929	7.6323	1,579,362	0.42	(6.99)
2013	206,587	8.2055	1,695,166	1.46	(5.40)
2012	205,460	8.6740	1,782,175	0.88	18.60
2011	204,158	7.3135	1,493,151	0.36	(18.72)
2010	155,279	8.9983	1,397,278	0.68	23.47

GT2
2014	2,954	12.5408	37,041	2.68	4.25
2013	3,084	12.0299	37,096	2.44	8.54
2012	3,275	11.0831	36,294	1.96	5.95 to 8.65

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
GSS
2014	154,071	$18.5317 to 19.6880	$2,862,192	2.73%	4.34 to 4.86%
2013	118,047	17.6732 to 18.8134	2,096,086	2.02	(3.08) to (2.59)
2012	190,277	18.1437 to 19.3530	3,463,836	3.17	2.02 to 2.53
2011	208,832	17.6963 to 18.9136	3,709,448	3.51	6.79 to 7.40
2010	276,581	16.4771 to 17.7103	4,588,328	3.53	4.14 to 4.75

MFK
2014	57,265	12.5658	719,582	2.17	4.67
2013	52,965	12.0053	635,856	1.86	(2.90)
2012	91,448	12.3633	1,130,606	3.16	2.27
2011	60,481	12.0889	731,160	4.40	7.11
2010	15,505	11.2864	174,994	2.54	4.49

HYS
2014	268,646	11.0140 to 24.3683	5,466,390	5.45	2.30 to 2.81
2013	271,269	10.7133 to 23.7031	5,451,191	2.23	5.90 to 6.42
2012	431,721	10.0666 to 22.2721	7,378,891	5.20	0.67 to 14.91
2011	252,678	17.9290 to 19.3827	4,875,753	5.80	3.55 to 4.13
2010	257,764	17.3030 to 18.6131	4,778,452	7.65	14.86 to 15.53

IGS
2014	42,779	16.2033 to 16.7151	711,244	0.86	(5.45) to (4.98)
2013	55,440	17.1373 to 17.5906	971,260	1.29	13.35 to 13.92
2012	54,483	15.1187 to 15.4414	841,034	1.04	19.30 to 19.90
2011	44,171	12.6403 to 12.8791	568,701	0.95	(11.40) to (10.89)
2010	35,401	14.2663 to 14.4537	511,122	0.73	15.16 to 42.93

IG1
2014	28,153	16.4557	463,284	64.79	(5.19)
2013	28,603	17.3562	496,446	1.09	13.68
2012	28,397	15.2681	433,569	0.56	19.54
2011	54,366	12.7724	694,375	0.92	(11.11)
2010	41,732	14.3691	599,657	0.16	14.86 to 43.69

MIS
2014	123,503	14.0820 to 17.3116	2,103,194	0.51	10.96 to 11.51
2013	171,206	12.6914 to 15.5244	2,629,471	0.76	29.74 to 30.39
2012	123,229	9.7819 to 11.9060	1,421,901	0.40	16.66 to 17.25
2011	155,407	8.3847 to 10.1545	1,520,071	0.58	0.23 to 0.79
2010	174,320	8.3601 to 10.0744	1,690,399	0.32	12.49 to 13.15

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MMS
2014	616,930	$9.8951 to 10.0000	$6,161,030	—%	(0.50) to — %
2013	868,403	9.9446 to 10.0000	8,679,631	—	(0.50) to —
2012	978,841	9.9943 to 10.0000	9,787,843	—	(0.03) to —

NWD
2014	—	—	—	—	(8.91) to (8.64)
2013	122,477	22.4420 to 33.0067	2,789,594	—	40.74 to 41.44
2012	127,910	15.8668 to 23.3827	2,064,071	—	20.62 to 21.22
2011	133,980	13.0891 to 19.3280	1,785,924	—	(10.88) to (10.37)
2010	111,942	14.6037 to 21.6870	1,673,771	—	35.79 to 36.58

RI1
2014	25,388	9.2805	235,617	0.26	(7.16)
2013	240,636	9.9960	2,405,406	0.24	18.77
2012	28,831	8.4161	242,647	1.95	16.29
2011	7,150	7.2374	51,741	1.78	(11.06)
2010	4,969	8.1373	40,422	0.98	(18.63) to 10.34

TRS
2013	—	—	—	3.91	10.43 to 10.77
2012	198,417	16.7084 to 18.9798	3,385,219	2.53	10.78 to 11.34
2011	232,288	15.0067 to 17.1322	3,595,471	2.68	1.35 to 1.93
2010	262,145	14.7232 to 16.8923	3,993,230	2.68	9.33 to 9.97

MFJ
2013	—	—	—	3.42	10.63
2012	13,638	11.2844	153,905	2.42	11.02
2011	10,379	10.1647	105,491	1.00	1.66
2010	4,599	9.9991	45,980	2.23	(0.01) to 9.69

UTS
2014	—	—	—	5.67	10.67 to 11.00
2013	65,130	28.9529 to 34.7758	1,923,417	2.77	20.01 to 20.61
2012	71,062	24.0054 to 28.8909	1,748,288	4.83	13.58 to 14.15
2011	79,899	21.0293 to 25.3599	1,727,089	3.45	6.52 to 7.12
2010	83,920	19.6313 to 23.8084	1,705,118	3.19	13.24 to 13.90

MFE
2014	—	—	—	4.79	9.51 to 10.81
2013	19,654	14.0490	276,120	1.55	20.29
2012	48,630	11.6788	567,940	4.37	13.92
2011	64,753	10.2515	663,801	3.56	6.84
2010	29,895	9.5953	286,853	2.83	(4.05) to 13.60

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MVS
2014	—	$—	$—	3.26%	2.22 to 2.53%
2013	88,069	22.0230 to 23.0843	2,026,382	2.61	35.19 to 35.86
2012	138,611	16.2423 to 16.9911	2,350,318	1.84	15.64 to 16.22
2011	161,978	14.0038 to 14.6201	2,360,418	1.55	(0.56) to —
2010	185,161	14.0833 to 14.6201	2,699,635	1.47	10.86 to 11.51

MV1
2014	—	—	—	2.93	1.23 to 2.41
2013	189,923	13.9449	2,648,460	2.69	35.48
2012	187,284	10.2932	1,927,754	1.66	15.97
2011	162,418	8.8757	1,441,595	1.30	(0.29)
2010	74,964	8.9013	667,299	1.01	11.22

SCB
2014	184,758	17.2029 to 28.4585	4,358,510	0.94	6.76 to 7.29
2013	193,144	16.0342 to 26.5251	4,365,994	1.65	44.99 to 45.71
2012	189,321	11.0040 to 18.2037	2,980,077	0.61	14.16 to 14.74
2011	162,513	9.5907 to 15.8657	2,276,320	0.43	(5.41) to (4.87)
2010	143,736	10.0819 to 16.6783	2,187,095	0.36	23.74 to 24.46

111
2014	181,830	15.3669 to 15.7512	2,861,354	1.86	4.40 to 4.61
2013	274,651	14.7187 to 15.0567	4,132,908	3.15	9.60 to 9.82
2012	366,514	13.4294 to 13.7104	5,022,969	2.96	8.68 to 8.90
2011	437,524	12.3570 to 12.5903	5,506,764	1.43	(0.59) to 0.97
2010	405,216	12.4697	5,052,908	1.34	9.92

SC3
2014	197,821	11.0926 to 40.0013	4,620,205	2.31	15.04 to 15.62
2013	193,547	9.5941 to 34.6665	4,010,429	5.32	4.46 to 4.99
2012	209,885	9.1385 to 33.0863	4,085,006	1.04	29.39 to 30.03
2011	252,387	7.0278 to 25.4954	3,551,676	7.12	(8.11) to (7.59)
2010	222,762	7.6052 to 27.7467	3,672,500	12.76	14.61 to 15.28

113
2014	114,145	19.0811 to 19.5583	2,231,592	1.71	5.18 to 5.39
2013	117,253	18.1420 to 18.5586	2,175,299	2.61	22.32 to 22.56
2012	158,874	14.8320 to 15.1424	2,405,200	2.69	12.55 to 12.78
2011	121,604	13.1779 to 13.4267	1,632,352	1.91	(4.21) to (3.66)
2010	80,587	13.7567 to 13.9373	1,122,915	1.52	13.14 to 13.80

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
115
2014	109,476	$12.9599 to 13.2841	$1,453,977	0.88%	3.50 to 3.71%
2013	114,887	12.5216 to 12.8092	1,471,324	—	(5.26) to (5.07)
2012	140,734	13.2165 to 13.4930	1,898,656	0.85	7.53 to 7.75
2011	136,899	12.2909 to 12.5230	1,714,176	2.21	11.29 to 11.92
2010	89,839	11.0441 to 11.1892	1,005,235	1.31	5.25 to 10.44

SDC
2014	589,905	11.1348 to 11.5171	6,783,160	1.27	0.30 to 0.80
2013	597,676	11.1014 to 11.4254	6,818,642	0.13	0.21 to 0.71
2012	615,209	11.0780 to 11.3447	6,968,272	1.15	1.73 to 2.24
2011	604,985	10.8570 to 11.0956	6,702,997	1.18	(0.04) to 0.53
2010	599,053	10.8615 to 11.0376	6,601,874	1.50	1.82 to 2.41

SGC
2014	323,541	17.9766 to 19.3622	5,873,691	0.96	10.36
2013	355,612	16.2884 to 17.5439	5,841,195	1.18	36.91
2012	344,651	11.8971 to 12.8141	4,127,671	1.05	16.38
2011	360,760	10.2226 to 11.0105	3,704,894	1.05	2.47
2010	356,693	9.9760 to 10.7449	3,567,096	—	22.13

112
2014	248,476	17.4491 to 17.8855	4,439,273	1.61	5.07 to 5.28
2013	246,081	16.6073 to 16.9887	4,176,399	1.70	16.63 to 16.87
2012	200,784	14.2389 to 14.5369	2,915,557	2.70	10.34 to 10.56
2011	173,491	12.9042 to 13.1478	2,278,416	1.42	(2.11) to (1.56)
2010	126,462	13.1828 to 13.3559	1,687,203	1.56	11.53 to 33.56

117
2014	35,684	19.7972 to 20.4225	728,417	0.48	2.92 to 3.44
2013	49,946	19.2351 to 19.7439	985,823	0.99	39.24 to 39.94
2012	30,542	13.8140 to 14.1090	430,836	0.09	9.35 to 9.90
2011	23,420	12.5999 to 12.8379	300,600	0.65	(6.85) to (6.32)
2010	11,660	13.5522 to 13.7041	159,745	—	21.02 to 35.26

VKM
2014	44,613	25.0509	1,117,593	—	1.84
2013	45,356	24.5980	1,115,664	0.25	37.48
2012	42,836	17.8917	766,411	—	8.49
2011	13,271	16.4916	218,862	0.27	(7.17)
2010	6,663	17.7663	118,378	—	32.27 to 77.66

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
OCF
2014	40,889	$21.2780	$870,040	0.44%	15.41%
2013	43,398	18.4371	800,137	0.99	29.74
2012	45,512	14.2109	646,766	0.65	14.12
2011	48,526	12.4528	604,218	0.35	(1.15)
2010	48,194	12.5976	607,056	0.18	9.42

OCA
2014	2,656	13.8976	36,907	0.18	15.13
2013	2,303	12.0715	27,799	0.89	29.43
2012	3,290	9.3268	30,682	0.40	13.81
2011	3,121	8.1953	25,527	0.16	(1.37)
2010	8,980	8.3095	74,599	—	9.14

OGG
2014	8,634	13.3109	114,931	0.80	2.06
2013	7,672	13.0427	100,059	1.28	26.99
2012	9,453	10.2707	97,089	1.91	20.95
2011	8,808	8.4916	74,763	0.95	(8.53)
2010	5,177	9.2831	48,052	0.59	(7.17) to 15.70

OMG
2014	7,671	14.7714	113,346	0.58	10.40
2013	7,655	13.3798	102,444	0.89	31.44
2012	15,086	10.1796	153,585	0.66	16.61
2011	14,670	8.7297	128,067	0.55	(0.31)
2010	13,823	8.7572	121,044	0.84	15.82

PCR
2014	62,989	7.0110	441,613	0.35	(18.42)
2013	61,978	8.5945	532,669	1.75	(14.70)
2012	64,002	10.0757	644,865	2.77	5.39
2011	57,230	9.5603	547,139	14.30	(7.56)
2010	43,470	10.3420	449,565	16.55	24.52

PMB
2014	163,220	14.8148 to 32.6990	3,916,543	5.26	1.52
2013	178,348	14.5925 to 32.2082	4,221,931	5.00	(6.97)
2012	188,735	15.6854 to 34.6206	4,886,568	4.93	17.90
2011	174,977	13.3036 to 29.3634	4,201,023	5.31	6.33
2010	155,695	12.5115 to 27.6151	3,753,961	4.91	12.17

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SBJ
2014	9,287	$10.5200 to 10.7450	$98,061	2.53%	4.70%
2013	9,203	10.0478 to 10.2626	92,768	3.29	(8.80) to (7.87)
2012	5,456	10.9058 to 11.1390	59,512	3.49	8.87
2011	3,953	10.0170 to 10.2312	39,612	0.26	0.17 to 2.31

PRR
2014	149,260	13.9039 to 18.4627	2,708,489	1.43	3.10
2013	180,329	13.4859 to 17.9076	3,182,967	1.73	(9.22)
2012	176,981	14.8553 to 19.7259	3,399,373	1.07	8.76
2011	204,769	13.6585 to 18.1368	3,648,876	2.06	11.68
2010	154,708	12.2301 to 16.2401	2,469,614	1.45	8.11

PTR
2014	571,023	15.3472 to 19.6163	11,023,887	2.21	4.28
2013	574,968	14.7170 to 18.8108	10,656,011	2.20	(1.96)
2012	574,361	15.0114 to 19.1871	10,827,039	2.57	9.60
2011	576,416	13.6961 to 17.5060	9,969,635	2.63	3.61
2010	530,884	13.2187 to 16.8958	8,881,409	2.42	8.12

118
2012	—	—	—	7.13	11.09 to 11.30
2011	77,979	9.7106 to 9.8941	771,473	2.38	(16.68) to (16.21)
2010	52,453	11.6551 to 11.8082	619,332	—	4.62 to 16.55

SBB
2012	—	—	—	6.66	13.26 to 13.76
2011	3,666	9.0862	33,306	—	(9.14)

SCM
2012	—	—	—	3.55	12.82 to 13.35
2011	11,428	12.6757 to 14.1198	158,295	0.59	1.08 to 1.58
2010	26,767	12.5406 to 13.9000	368,667	—	16.18 to 16.76

SC7
2012	—	—	—	1.79	10.40
2011	353,134	8.5814 to 12.6636	4,208,994	0.88	(3.77)
2010	346,780	8.9175 to 13.1597	4,338,414	0.49	12.92

116
2012	—	—	—	—	14.01 to 14.54
2011	33,493	13.7075 to 13.9664	467,702	—	(10.54) to (0.92)
2010	4,887	13.9392 to 14.0954	68,832	—	25.45 to 26.08

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SLC
2012	—	$—	$—	1.63%	10.20%
2011	271,541	8.7955 to 10.1221	2,395,000	0.61	(6.15)
2010	288,025	9.3719 to 10.7854	2,704,837	—	17.19

SPC
2012	—	—	—	6.52	13.22
2011	223,767	12.5553 to 13.1245	2,835,451	7.31	4.28
2010	228,363	12.0400 to 12.5857	2,785,173	7.48	12.70

114
2012	—	—	—	3.14	7.72 to 8.22
2011	362,962	12.3616 to 12.5960	4,568,180	2.72	3.11 to 3.70
2010	208,954	11.9884 to 12.1468	2,537,894	2.29	7.01 to 19.88

SC5
2012	—	—	—	0.39	16.71 to 17.25
2011	225,674	9.3434 to 27.5608	3,451,304	0.06	(8.31) to (7.78)
2010	218,203	10.1321 to 30.0571	3,914,458	0.06	22.45 to 23.17

LCG
2012	—	—	—	0.74	11.58 to 12.10
2011	33,149	8.6400 to 8.9036	287,970	0.30	(5.07) to (4.53)
2010	29,304	9.0502 to 9.3263	267,553	0.28	18.80 to 19.50

SC2
2012	—	—	—	2.39	5.94 to 6.44
2011	223,012	12.2286 to 18.3020	3,472,207	3.64	6.47 to 7.07
2010	261,580	11.4212 to 17.1906	3,858,481	3.53	7.06 to 7.69

SC1
2012	—	—	—	0.08	(0.39) to 0.08
2011	809,604	10.3602 to 12.3157	8,725,014	0.14	(0.42) to 0.15
2010	659,419	10.3449 to 12.3673	7,199,078	0.19	(0.39) to 0.19

TBC
2014	205,431	26.7421	5,493,022	—	9.17
2013	215,415	24.4964	5,276,317	0.03	41.15
2012	230,585	17.3545	4,003,809	0.15	18.26
2011	249,032	14.6748	3,656,266	—	1.52
2010	237,324	14.4558	3,432,417	—	16.39

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
USC
2014	15,051	$16.7433	$252,018	—%	4.78%
2013	14,032	15.9788	224,217	0.13	33.75
2012	13,149	11.9465	157,085	0.36	20.02
2011	11,821	9.9541	117,692	—	(3.49)
2010	9,991	10.3144	103,073	—	23.35

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditors’ Report,

Statutory Financial Statements as of

December 31, 2014 and 2013 and for the Years

Ended December 31, 2014, 2013 and 2012

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, of changes in capital stock and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As disclosed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 27, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 (not presented herein), and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein) or the results of its operations or its cash flows for the year then ended.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein), and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

Boston, Massachusetts

April 24, 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2014 AND 2013 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2014	2013
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
Debt securities	$5,331,560	$4,759,852
Preferred stocks	33,120	23,150
Common stocks	496,736	401,403
Mortgage loans on real estate	671,120	748,309
Properties held for the production of income	—	60,239
Properties held for sale	6,225	39,319
Cash, cash equivalents and short-term investments	2,797,104	1,440,125
Contract loans	623,220	537,058
Derivatives	255,524	174,613
Other invested assets	491,951	192,397
Receivable for securities	33,531	46,716
Investment income due and accrued	70,786	71,544
Amounts recoverable from reinsurers	15,772	30,901
Current federal and foreign income tax recoverable	15,519	19,238
Net deferred tax asset	207,585	184,237
Receivables from parent, subsidiaries and affiliates	2,049	570
Cash value of company owned life insurance	89,946	—
Reinsurance deposit accounting	176,764	—
Other assets	30,697	34,789

Total general account assets	11,349,209	8,764,460
SEPARATE ACCOUNT ASSETS	29,350,568	30,514,738

TOTAL ADMITTED ASSETS	$40,699,777	$39,279,198

	2014	2013
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$7,274,572	$6,682,361
Liability for deposit-type contracts	215,544	184,482
Contract claims	36,076	32,048
Other amounts payable on reinsurance	5,327	3,754
Interest maintenance reserve	11,021	—
Commissions to agents due or accrued	8,248	8,413
General expenses due or accrued	58,998	57,097
Transfers from Separate Accounts due or accrued	(705,218)	(825,956)
Remittances and items not allocated	7,302	1,289
Borrowed money and accrued interest thereon	210,022	—
Asset valuation reserve	154,431	68,961
Payable for securities	1,808,492	438,039
Reinsurance in unauthorized companies	145	16
Funds held under reinsurance treaties with unauthorized reinsurers	260,824	252,457
Funds held under coinsurance	176,764	—
Derivatives	83,125	321,947
Other liabilities	148,949	100,584

Total general account liabilities	9,754,622	7,325,492
SEPARATE ACCOUNT LIABILITIES	29,353,673	30,543,286

Total liabilities	39,108,295	37,868,778
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value—10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	366,347	185,285

Total surplus	1,585,045	1,403,983

Total capital stock and surplus	1,591,482	1,410,420

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$40,699,777	$39,279,198

See notes to statutory financial statements.

1

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
INCOME:
Premiums and annuity considerations	$1,783,056	$1,559,375	$415,915
Considerations for supplementary contracts with life contingencies	29,190	23,283	18,123
Net investment income (loss)	50,614	(318,661)	613
Amortization of interest maintenance reserve	18,502	19,884	13,396
Commissions and expense allowances on reinsurance ceded	3,676	5,402	(557)
Reserve adjustments on reinsurance ceded	—	(141)	170
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	480,820	541,274	539,845
Change in cash value of company owned life insurance	(54)	—	—
Investment income on reinsurance deposit asset	102,960	—	—
Other income	106,183	118,236	134,495

Total Income	2,574,947	1,948,652	1,122,000
BENEFITS AND EXPENSES:
Death benefits	153,679	119,471	35,535
Annuity benefits	682,288	714,186	756,487
Surrender benefits and withdrawals for life contracts	3,385,457	2,996,819	2,781,813
Interest and adjustments on contracts or deposit-type contract funds	9,688	(26,269)	(5,342)
Payments on supplementary contracts with life contingencies	35,769	14,146	11,929
Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	644,086	(68,412)	(550,180)

Total Benefits	4,910,967	3,749,941	3,030,242
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	109,136	105,117	109,722
Commissions and expense allowances on reinsurance assumed	127	132	131
General insurance expenses	216,356	191,813	152,556
Insurance taxes, licenses and fees, excluding federal income taxes	6,025	5,658	10,032
Net transfers (from) to Separate Accounts, net of reinsurance	(2,749,140)	(2,657,842)	(2,215,192)
Investment (income) expense on funds withheld	(225,350)	23,453	79,544
Other deductions	3,832	44,148	(3,238)

Total Benefits and Expenses	2,271,953	1,462,420	1,163,797

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	302,994	486,232	(41,797)
Federal income tax expense (benefit), excluding tax on capital gains (losses)	6,861	(84,275)	(84,977)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	296,133	570,507	43,180
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	19,628	112,373	(443,936)

NET INCOME (LOSS)	$315,761	$682,880	$(400,756)

See notes to statutory financial statements.

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,410,420	$1,235,854	$1,315,271
Net income (loss)	315,761	682,880	(400,756)
Change in net unrealized capital gains (losses), net of deferred income tax	424,710	(232,924)	158,563
Change in net unrealized foreign exchange capital (losses) gains	(1,413)	(4,954)	3,872
Change in net deferred income tax	(123,660)	(202,295)	(287,767)
Change in non-admitted assets	151,478	64,940	355,645
Change in liability for reinsurance in unauthorized companies	(129)	(2)	(7)
Change in asset valuation reserve	(85,470)	(21,820)	141,040
Changes in Separate Accounts surplus	25,443	(29,004)	54
Cumulative effect of changes in accounting principles (Note 1)	—	—	21,800
Decrease in surplus paid in	—	(82,794)	—
Dividends to stockholders	(185,000)	—	—
Stock option excess tax benefits	—	539	(184)
Investment expense on funds withheld—unrealized	(340,658)	—	—
Increase in unassigned surplus—quasi reorganization	—	1,851,883	—
Decrease in gross paid in and contributed surplus—quasi reorganization	—	(1,851,883)	—
Surplus change from SSAP 10R	—	—	(71,677)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,591,482	$1,410,420	$1,235,854

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,812,246	$1,582,658	$428,308
Net investment income	322,375	408,807	492,927
Federal and foreign income taxes received	528	73,478	56,336
Miscellaneous income	609,258	671,892	707,003

Total receipts	2,744,407	2,736,835	1,684,574
Benefits and loss related payments	4,317,666	3,806,068	3,768,957
Net transfers (from) to Separate Accounts	(2,869,878)	(2,693,451)	(2,307,128)
Commissions, expenses paid and aggregate write-ins for deductions	343,135	388,367	277,329

Total payments	1,790,923	1,500,984	1,739,158

Net cash from operations	953,484	1,235,851	(54,584)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	4,543,013	5,056,787	2,404,110
Cost of investments acquired	(4,041,788)	(2,719,801)	(2,642,421)
Net (increase) decrease in contract loans and premium notes	(86,505)	27,009	18,509

Net cash from investments	414,720	2,363,995	(219,802)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	(82,796)	—
Borrowed funds	210,023	(100,002)	(18,003)
Net deposits on deposit-type contracts and other liabilities	31,062	(943,849)	(64,737)
Dividends to stockholders	(185,000)	—	—
Other cash (used) provided	(67,310)	(1,374,505)	(48,603)

Net cash from financing and miscellaneous sources	(11,225)	(2,501,152)	(131,343)

Net change in cash, cash equivalents, and short-term investments	1,356,979	1,098,694	(405,729)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,440,125	341,431	747,160

End of year	$2,797,104	$1,440,125	$341,431

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2014	2013	2012
Exchanges of debt securities	$192,199	$82,024	$18,951
Transfer of mortgages to other invested assets	—	11,816	41,120
Transfer of mortgages out of other invested assets	—	54,474	—
Transfer of real estate to other invested assets	—	11,637	—
Distribution of previously wholly-owned subsidiary to former parent	—	70,700	—
Quasi-reorganization	—	1,851,883	—
Premium related to SPWL recapture	—	1,331,908	—

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in the State of New York and Rhode Island. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, disability, dental and stop loss insurance, and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, DLNY, reinsure portions of their individual life insurance, annuity, and group life, disability and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through its subsidiary, DLNY, continued to offer group life, disability, dental and stop loss insurance. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset. ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively. Effective December 10, 2012, after receiving regulatory approval, ILAC re-domesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used. During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent. (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with market value adjustment (“MVA”) are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified. As a result, derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC rating of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities –Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI using the scientific method. Where the NAIC rating of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value except investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line, method net of encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Since October 1, 2008, The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item and are carried, at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amends SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$71,677
Change in non-admitted DTA as a result of adoption	(49,877)

Cumulative effect of change in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus. The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures related to the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2015, the NAIC adopted SSAP No. 40R. Real Estate Investments (“SSAP 40R”), SSAP No. 40R now incorporates guidance for wholly-owned, single real estate held in an LLC under certain conditions. The adoption of SSAP No. 40R is not expected to have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
Entity Name	Type of Subsidiary	December 31,
		2014	2013
DLNY	Insurance	$417,563	$399,949
DL Reinsurance Company (“DLRC”)	Insurance	30,000	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$499,017	$401,403

The Company also owns all of the shares of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”). Both equity values totaled $0.5 million and are non-admitted assets as of December 31, 2014 and 2013.

In addition, the Company owns the membership interests of limited liability companies including DL Investment DELRE Holdings 2009-1, LLC (the “LLC”) and the newly formed IDF IX, LLC totaling $6.3 million. The values of both entities are non-admitted as of December 31, 2014. The value of LLC totaled $6.3 million and was non-admitted as of December 31, 2013.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Related Agreements

Effective December 31, 2014, the Company entered into a combination modified coinsurance and funds withheld coinsurance agreement (the “agreement” or “treaty”) with DL Reinsurance Company (“DLRC”), a wholly owned subsidiary of the Company incorporated on October 23, 2014, and licensed in State of Delaware effective December 22, 2014. The treaty does not transfer insurance risk to DLRC, the assuming company, but does transfer hedging risk. SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance does not provide specific guidance on reinsurance contracts that do not transfer insurance risk but transfer hedging risk. The Department approved the treaty on December 29, 2014. As a result of this treaty, gains (losses) related to the hedging previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impacts of this treaty in the December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(amounts in thousands)	Treaty Impacts
Statement of Operations
Investment income on reinsurance deposit asset	$102,960

Total Revenue	$102,960
Investment expense on funds withheld	$(237,697)

Total policyholder benefits and expenses	$(237,697)

Net gain from operations after dividends and before federal income taxes	$340,657

Statement of Changes in Capital Stock and Surplus
Investment expense on funds withheld—unrealized	$(340,657)

Net change in capital stock and surplus from reinsurance treaty	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $176.8 million and a corresponding amount in funds held under reinsurance liability.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30.0 million to DLRC during the fourth quarter of 2014.

The Company made a capital contribution of $90.0 million to DL Services Holdings LLC, a wholly-owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013. The net impact to the Company’s surplus was a decrease of $64.2 million. The Company recorded the distribution as a return of gross paid in and contributed surplus.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2014, 2013 and 2012. On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. No dividends were paid during the year ended December 31, 2013 and 2012.

Other Invested Assets

The Company also owns the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred the LLC, and $54.5 million was transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. As of December 31, 2013, no mortgages were held in the LLC. Remaining assets as of December 31, 2014 include $5.1 million in real estate resulting from foreclosure, cash and other small balances related to the real estate. Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Debt and Surplus Note Transactions

On June 26, 2013, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”); an affiliate formerly known as Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on outstanding principal is based on LIBOR plus 0.60%. The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013. The note will mature on June 30, 2015. There was no outstanding balance at December 31, 2014.

The Company incurred interest expenses under borrowings with former affiliates totaling $0.5 million for each of the years ended December 31, 2013 and 2012.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2014 and 2013, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2014, the Noteholders were as follows:

•	DLICM, LLC

•	DLICT, LLC

•	DLPR, LLC

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2014 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, SLF Finance, at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. Code s. 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to SLF Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum, and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012. The Company expensed $43.3 million, $43.3 million and $42.7 million for interest on these surplus notes for years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was approximately $770.3 million. There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all payments and the related accrual in the amount of $4.3 million at both December 31, 2014 and 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011. The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement. Total interest credited for these three funding agreements was $3.0 million and $7.3 million for the years ended December 31, 2013 and 2012, respectively. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million and $0.8 million for years ended December 31, 2013 and 2012, respectively.

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million and $18.0 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively.

On December 31, 2009, the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction. At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis. During December, 2012, the values of the assets transferred were written down to zero, and the remaining liability was amortized into income. The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted. The Company has no remaining future minimum lease payments related to these assets.

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million and $75.1 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company recorded reimbursements of $48.7 million and $129.6 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million and $7.5 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million and $18.4 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million and $25.3 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $11.4 million and $14.2 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

During 2012 the Company paid $10.2 million in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA for the period ended December 31, 2014 were $3.2 million and $1.3 million, respectively, for the period August 2, 2013 to December 31, 2013, of which $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company received reimbursements related to this agreement of $14.8 million, $12.1 million and $30.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $0.0 million, $4.1 million, and $16.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company paid $1.6 million, $8.5 million and $15.7 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch. Rent received by the Company under the lease amounted to approximately $12.6 million for the year 2012. Rental income is reported as a component of net mortgage loan. (Refer to Note 17 for amount of lease commitments).

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses under this agreement amounted to approximately $10.9 million and $6.7 million for the years ended December 31, 2014 and 2013, respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $34 thousand and no expenses related to this agreement for the years ended December 31, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses under this agreement amounted to approximately $47.3 million and $25.5 million for the years ended December 31, 2014 and 2013, respectively.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses under this agreement amounted to approximately $3.6 million and $0.1 million for the years ended December 31, 2014 and 2013, respectively. In addition, the Company incurred $18.9 million and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2014 and 2013, respectively.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $3.8 million and $10.3 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $2.9 million and $8.2 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $2.0 million and $0.6 million due from related parties at December 31, 2014 and 2013, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income in 2014 and the average yield of the short-term investments was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

Corporate owned life insurance (“COLI”) with a net realizable value of $89.9 million as of December 31, 2014 was purchased by the Company through a single member LLC on the lives of key executives from Equitrust Life Insurance Company (“ELIC”), a related party.

The Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million.

At December 31, 2014 and 2013, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2014	2013
Debt securities	$945,239	$1,000,862
Common Stocks	29,270	—
Short -term Investments	69,203	220,467
Other invested assets	101,460	102,750

Total	$1,145,172	$1,324,079

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction.

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company. These assets were subsequently sold to the U.S. Branch, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million. In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of these contracts at December 31, 2014 was approximately $298.0 million. At December 31, 2014 and 2013, there was no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC. Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. The total account value of these policies was approximately $9.8 million and $10.9 million at December 31, 2014 and 2013 respectively. There is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company’s guarantor could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, and $(0.2) million for the years ended December 2013 and 2012, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $1.6 million, $7.0 million and $7.8 million relating to RSUs for the years ended December 31, 2014, 2013 and 2012, respectively.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

		December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$267,085	$3,191	$(564)	$269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total debt securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

		December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047	—	28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	—	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644

Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793

Preferred Stocks	$23,150	$104	$(1,558)	$21,696

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

	December 31, 2014
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$261,122	$262,735
Due after one year through five years	713,648	733,273
Due after five years through ten years	1,429,285	1,468,583
Due after ten years	1,652,142	1,715,229

Total before asset and mortgage-backed securities	4,056,197	4,179,820
Asset and mortgage-backed securities	1,275,363	1,286,582

Total	$5,331,560	$5,466,402

Proceeds from sales and maturities of investments in debt securities during 2014, 2013 and 2012, were $2.7 billion, $4.1 billion, and $2.2 billion, including non-cash transactions of $192.2 million, $82.0 million and $19.0 million, respectively; gross gains were $69.1 million, $264.3 million and $56.8 million, respectively; and gross losses were $8.6 million, $23.4 million and $31.0 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million and $4.2 million for the years ended December 31, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2014 and 2013, respectively.

The fair values of publicly-traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for Loan-Backed and Structured Securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2014 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. There were no credit impairments recorded in 2014 and 2013 on LBSS held as of December 31, 2014 and 2013 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on the Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the Committee’s expectations and may result in impairment or write-offs.

“Impaired List”—Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. There were no write-downs of debt securities incurred in 2014. For the years ended, December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loan’s as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total debt securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2013 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$147,222	$(6,975)	—	$—	$—	6	$147,222	$(6,975)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	139	—	—	—	—	1	139	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	—	178	1,226,167	(55,717)
Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)

Total debt securities	222	$1,477,776	$(70,306)	6	$5,759	$(1,265)	228	$1,483,535	$(71,571)

Preferred Stocks	2	$20,441	$(1,558)	—	$—	$—	2	$20,441	$(1,558)

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2013. This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$1,135	$1,135	$1,132
Collateralized debt obligations	404	404	400

	$1,539	$1,539	$1,532

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio for the years ended December 31, 2014 and 2013:

	2014	2013
Alabama	$8,022	$9,228
Alaska	4,925	5,111
Arizona	11,782	14,286
California	66,065	52,347
Colorado	48,381	22,198
District of Columbia	11,658	12,043
Florida	74,456	84,375
Georgia	18,366	20,220
Idaho	1,693	1,748
Illinois	32,610	35,545
Indiana	1,563	1,622
Kansas	1,541	1,627
Kentucky	7,531	18,122
Louisiana	9,202	9,734
Maryland	9,488	13,562
Massachusetts	4,743	5,011
Michigan	8,101	8,363
Minnesota	22,590	17,138
Missouri	20,222	34,663
Mississippi	3,003	3,100
Montana	1,400	1,495
Nebraska	979	2,241
New Jersey	6,913	7,232
New Mexico	5,072	5,274
New York	86,679	97,390
North Carolina	19,042	21,028
North Dakota	—	249
Ohio	28,584	40,080
Oklahoma	—	483
Oregon	12,709	14,265
Pennsylvania	20,914	34,515
Rhode Island	405	552
South Carolina	22,393	23,771
Tennessee	9,186	10,651
Texas	72,912	84,865
Utah	12,236	23,984
Virginia	2,998	3,371
Washington	6,821	11,925
West Virginia	3,447	3,663
Wisconsin	4,448	2,784
General allowance for loan loss	(11,960)	(11,552)

Total Mortgage Loans on Real Estate	$671,120	$748,309

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2014 and 2013.

The Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost $15.9 million during the year ended December 31, 2013 with a rate of 4.54% During the years ended December 31, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $3.5 million and $4.2 million at December 31, 2014 and 2013, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million and $11.5 million at December 31, 2014 and 2013, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2014, the Company individually and collectively evaluated loans with a gross carrying value of $686.5 million and $674.3 million, respectively. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.

As of December 31, 2014, the Company held 14 restructured loans with a gross book value of $35.0 million and as of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2014 and 2013.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Recorded Investment (All)
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30 - 59 Days Past Due	—	—	—	—	4,117	—	4,117
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2013
Recorded Investment
Current	$—	$—	$—	$—	$755,805	$—	$755,805
30 - 59 Days Past Due	—	—	—	—	8,231	—	8,231
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002
December 31, 2013
With Allowance for Credit Losses	$—	$—	$—	$—	$20,454	$—	$20,454
No Allowance for Credit Losses	—	—	—	—	34,918	—	34,918

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on
Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2013
Average Recorded Investment	$—	$—	$—	$—	$2,517	$—	$2,517
Interest Income Recognized	—	—	—	—	204	—	204
Recorded Investments on
Nonaccrual Status	—	—	—	—	20,454	—	20,454
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)		2014	2013	2012
Balance at beginning of period		$15,727	$15,701	$34,498
Additions charged to operations		1,108	1,851	5,872
Direct write-downs charged against the allowances		—	(96)	(15,715)
Recoveries of amounts previously charged off		(1,420)	(1,729)	(8,954)

Balance at end of period		$15,415	$15,727	$15,701

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2014 and 2013:

(In Thousands)
Internal Risk Rating	2014	2013
AAA	$—	$—
AA	26,385	26,964
A	43,541	25,763
BBB	99,276	131,846
BB and Lower	466,660	524,091
Impaired	50,673	55,372

Total	$686,535	$764,036

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

The following table provides an aging of past due commercial mortgage loans as of December 31, 2014 and 2013, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2014	2013
Current	$682,418	$755,805
30-59 Days Past Due	4,117	8,231
60-89 Days Past Due	—	—
Greater Than 90 Days - Accruing	—	—
Greater Than 90 Days - Not Accruing	—	—

Total Past Due	$4,117	$8,231

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

5.	REAL ESTATE

The Company held one real estate property for sale at the end of December 31, 2014 with a carrying value of $6.2 million. The property is expected to be sold within the next statement period. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company held four real estate properties for sale at period end December 31, 2013 with a carrying value of $39.3 million. One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties were sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell.

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Realized gains (losses):
Debt securities	$60,537	$202,265	$(341,475)
Preferred stocks	79	—	71
Common stocks	—	761	917
Common stocks of affiliates	—	50,283	—
Mortgage loans	—	246	(25,080)
Real estate	21,273	44,289	1,924
Cash, cash equivalents and short-terms	212	108	(1)
Other invested assets	(2)	(1,965)	476
Other hedging investments	(62,216)	—	—
Derivative instruments	51,430	(185,784)	(38,009)

Subtotal	71,313	110,203	(401,177)
Capital gains tax expense (benefit)	(3,669)	28,847	(2,216)

Net realized gains (losses)	74,982	81,356	(398,961)
(Gains) losses transferred to IMR (net of taxes)	(55,354)	31,017	(44,975)

Total	$19,628	$112,373	$(443,936)

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$2,659	$(2,692)	$162,954
Common stocks	—	—	(25)
Common stocks of affiliates/unaffiliated	18,189	7,614	46,080
Mortgage loans	203	(17)	12,218
Derivative instruments	392,514	(237,782)	(61,068)
Other hedging investments	9,597	—	—
Other invested assets	1,548	(47)	(1,596)

Total	$424,710	$(232,924)	$158,563

Deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($26.6) million, ($129.5) million and $60.6 million at December 31, 2014, 2013 and 2012, respectively.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Debt securities (unaffiliated)	$197,595	$260,539	$357,153
Preferred stocks	1,813	1,342	1,336
Common stocks	—	13	—
Mortgage loans	50,062	48,116	56,621
Real estate	8,822	19,232	28,693
Contract loans	22,837	23,299	24,446
Cash, cash equivalents and short-terms	62,575	14,023	510
Derivative instruments	(225,328)	(616,216)	(394,532)
Other invested assets	22,160	9,854	5,660
Other investment income	—	3,141	554

Gross investment (loss) income	140,536	(236,657)	80,441

Interest expense on surplus notes	44,009	43,260	42,752
Investment expenses and other interest expense on borrowed money	45,913	38,744	37,076

Net investment income (loss)	$50,614	$(318,661)	$613

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2014 and 2013 was $10.3 thousand and $4.0 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in fixed and variable annuity products. Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, “Accounting for Derivative Instruments and Hedging Income Generation, and Replication(Synthetic Asset) Transactions” (“SSAP No. 86”), are carried at zero value or cumulative foreign currency gains, respectively. Swaps entered into on January 1, 2003 and after as well as options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item. The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2014 and 2013, the Company pledged $151.3 million and $371.3 million, respectively, in U.S. Treasury securities and Corporate Bonds as collateral to counterparties. At December 31, 2014 and 2013, counterparties pledged to the Company $123.6 million and $86.8 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2014 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

	Outstanding at December 31, 2013 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$3,658,000	$(270,235)	$—	$(270,235)
Currency swaps	67,500	(8,553)	—	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005

Total	$9,201,998	$(141,154)	$108,822	$(249,976)

At December 31, 2014 and 2013, open futures contracts had a notional value of $3,111.0 million and $3,803.8 million and a fair value of $(18.7) million and $(6.2) million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.3 billion and $1.3 billion as of December 31, 2014 and 2013, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Premiums and annuity considerations:
Direct	$1,848,605	$238,879	$453,109
Recaptured amount from former affiliate—SPWL	—	1,331,908	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(18,449)	—
Ceded—Affiliated	(51,827)	20,104	(24,101)
Ceded—Non-affiliated	(13,722)	(13,067)	(13,093)

Net premiums and annuity considerations	$1,783,056	$1,559,375	$415,915

Insurance and other individual policy benefits and claims:
Direct	$915,197	$938,717	$968,595
Assumed—Non-affiliated	6,978	9,254	5,503
Recaptured amount from former affiliate—SPWL	—	(27,904)	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(19,825)	—
Ceded—Affiliated	(41,766)	(22,462)	(145,408)
Ceded—Non-affiliated	(8,673)	(29,977)	(24,739)

Net policy benefits and claims	$871,736	$847,803	$803,951

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2014 and 2013, the Company had $15.0 million and $16.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million as of December 31, 2014 and 2013, respectively.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS (CONTINUED)

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2014 and 2013 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2014 and 2013, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits are as follows:

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct and Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES (CONTINUED)

December 31, 2013

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$1,223,241	$—	$1,223,241	5.01%
At book value less current surrender charge of 5% or more	1,746,504	—	—	1,746,504	7.16%
At fair value	—	—	18,451,703	18,451,703	75.61%

Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	87.78%
At book value without adjustment
(minimal or no charge or adjustment)	$2,127,038	$—	$—	$2,127,038	8.72%
Not subject to discretionary withdrawal	827,001	—	27,588	854,589	3.50%

Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100.00%
Reinsurance ceded	30,022	—	—	30,022

Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-unitized Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statement of Operations for the General Account.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

For the current reporting year, the Company reported assets and liabilities from the following:

•	Variable Life

•	Variable Annuity

•	Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account whereas the non-unitized Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

As of December 31, 2014 and 2013, the Company maintained Separate Account statement included legally insulated assets of $28,051.0 million and $28,916.1 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2014 were attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non - Legally Insulated Assets
(In millions)
Variable Life	$10,904.3	$—
Variable Annuity	17,146.7	—
Market Value Adjusted Annuity	—	1,299.6

Total	$28,051.0	$1,299.6

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $24,229.3 million and $25,902.5 million of non-guaranteed Separate Account reserves and $902.5 million and $1,223.2 million of guaranteed Separate Account reserves as of December 31, 2014 and 2013, respectively.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

As of December 31, 2014 and 2013, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $18,173.1 million and $20,132.6 million, respectively.

To compensate the General Account for the risk taken, the Separate Account paid risk charges of $194.2 million, $238.7 million and $191.1 million during the years ended December 31, 2014, 2013 and 2012, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company’s General Account paid $81.6 million, $115.6 million and $110.1 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2013	$12,624	$275,246	$287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair value	296,456	25,902,465	26,198,921
Amortized cost	926,785	—	926,785

Total reserves	$1,223,241	$25,902,465	$27,125,706

By withdrawal characteristics:
With fair value adjustment	$1,223,241	$—	$1,223,241
At fair value	—	25,874,877	25,874,877

Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary withdrawal	—	27,588	27,588

Total	$1,223,241	$25,902,465	$27,125,706

Below is the reconciliation of Net Transfers from (to) Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Transfers to Separate Accounts	$389,023	$287,870	$470,719
Transfers from Separate Accounts	(3,138,163)	(2,945,712)	(2,685,911)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,749,140)	$(2,657,842)	$(2,215,192)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2014 or 2013.

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The	Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)	$—	$—	$—	$—
Industrial and miscellaneous	—	—	47,719	47,719
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed securities	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,706	26,945,076

Total assets at fair value	$20,588,555	$6,006,340	$654,896	$27,249,791

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities—Unaffiliated (b)	$—	$—	$—	$—
Asset-backed securities	—	—	1,637	1,637
Residential mortgage-backed securities	—	527	—	527
Commercial mortgage-backed securities	—	—	9,751	9,751
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	904	50,473	—	51,377
Equity contracts	7,650	97,293	17,909	122,852
Foreign exchange contracts	384	—	—	384
Separate Accounts assets (c)	21,817,296	5,663,362	585,422	28,066,080

Total assets at fair value	$21,826,234	$5,811,655	$614,719	$28,252,608

Liabilities at fair value:
Separate Accounts (c)	$—	$(23,791)	$—	$(23,791)
Derivative liabilities (d)
Interest rate contracts	(827)	(305,864)	—	(306,691)
Equity contracts	(6,234)	—	—	(6,234)
Foreign exchange contracts	(468)	(8,554)	—	(9,022)

Total liabilities at fair value	$(7,529)	$(338,209)	$—	$(345,738)

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a)	Common stocks are carried at fair value.

(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC rating. Separate Account assets also include $1,633 million and $1,387.4 million of investment income and receivables due at December 31, 2014 and 2013, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2014 and December 31, 2013.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2014:

(In Thousands)	Beginning Balance at 01/01/2014	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	0
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	0
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

(In Thousands)	Beginning Balance at 01/01/2013	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2013
Assets:
Common stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debt securities—Unaffiliated
Asset-backed securities	19,405	—	—	807	26	89	—	—	(18,690)	1,637
Residential mortgage-backed securities	6,486	—	—	(1,109)	—	—	—	(4,610)	(767)	—
Commercial mortgage-backed securities	—	10,790	—	(518)	(4,416)	—	—	—	3,895	9,751
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	—	(7,844)	—	3,930	21,823	—	—	—	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	—	(59,680)	(36,057)	585,422

Total assets	$534,122	$86,237	$(23,723)	$(1,005)	$30,348	$104,649	$—	$(64,290)	$(51,619)	$614,719

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
	Matrix Pricing	Spreads	—	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	—	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	102

Total assets			$133,538

There were no significant changes made in valuation techniques during 2014.

Derivative values in the above table are presented on a gross basis.

Aggregate Fair value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2014:

	2014
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives – futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives – futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2013:

	2013
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,440,125	$1,440,125	$374,434	$1,065,691	$—	$—
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	—
Preferred stocks	21,696	23,150	—	20,599	1,097	—
Mortgages loans on real estate	779,201	748,309	—	—	779,201	—
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	—
Derivatives – swaps and forwards	35,629	35,629	—	35,629	—	—
Derivatives—futures	1,350	1,350	1,350	—	—	—
Contract loans	536,003	537,058	—	—	536,003	—
Other invested assets	184,991	183,199	—	19,098	165,893	—
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	—
Contractholder deposit funds and other policyholder liabilities	(185,647)	(184,482)	—	—	(185,647)	—
Derivatives – swaps and forwards	(314,418)	(314,418)	—	(314,418)	—	—
Derivatives—futures	(7,529)	(7,529)	(7,529)	—	—	—
Separate account liabilities	(56,386)	(56,386)	—	(23,791)	(32,595)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include Low Income Housing Tax Credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued using the same methodology described above. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2014 and December 31, 2013.

The components of the DTAs and deferred tax liabilities (“DTLs”) as of December 31, 2014 and December 31, 2013 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$465,109	$—	$465,109	$552,009	$5,856	$557,865	$(86,900)	$(5,856)	$(92,756)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	465,109	—	465,109	552,009	5,856	557,865	(86,900)	(5,856)	(92,756)
Deferred Tax Assets Nonadmitted	176,583	—	176,583	291,163	5,853	297,016	(114,580)	(5,853)	(120,433)

Subtotal Net Admitted Deferred Tax Assets	288,526	—	288,526	260,846	3	260,849	27,680	(3)	27,677
Deferred Tax Liabilities	80,941	—	80,941	76,609	3	76,612	4,332	(3)	4,329

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i.or 11.b.ii.)	207,585	—	207,585	184,237	—	184,237	23,348	—	23,348
(c) 11.b.i	—	—	222,477	—	—	234,926	—	—	(12,449)
(d) 11.b.ii	—	—	207,585	—	—	184,237	—	—	23,348
(e) Admitted pursuant to 11.c.	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

(f) Total admitted under 11.a.—11.c.	288,526	—	288,526	260,846	—	260,846	27,680	—	27,680
(g) Deferred tax liabilities	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

Net admitted deferred tax assets / deferred tax liabilities	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1021%	1175%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,383,898,004	$1,226,182,653

The following table provides the impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

(In Thousands)	December 31, 2014		December 31, 2013		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$465,109	$—	$552,009	$5,856	$(86,900)	$(5,856)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$288,526	$—	$260,846	$3	$27,680	$(3)
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Current Income Tax
Federal tax benefit from operations	$6,861	$(84,275)	$(84,977)
Federal tax expense on prior period adjustment	—	—	—
Federal income tax on net capital gains	(3,669)	28,847	(2,216)
Utilization of capital loss carry-forwards	—	—	—
Federal tax (benefit) expense on stock options	—	(539)	184

Current income tax expense (benefit)	$3,192	$(55,967)	$(87,009)

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$255,322	$242,306	$13,016
Investments	68,253	204,640	(136,387)
Deferred acquisition costs	15,202	2,753	12,449
Net operating loss carry-forward	82,000	59,040	22,960
Other (including items <5% of total ordinary tax assets)	44,332	43,270	1,062

Total ordinary Deferred Tax Assets	$465,109	$552,009	$(86,900)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	176,583	291,163	(114,580)

Admitted ordinary Deferred Tax Assets	$288,526	$260,846	$27,680
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	5,856	(5,856)

Subtotal	$—	$5,856	$(5,856)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	5,853	(5,853)

Admitted capital Deferred Tax Assets	$—	$3	$(3)

Admitted Deferred Tax Assets	$288,526	$260,849	$27,677

Deferred Tax Liabilities:
Ordinary
Investments	$13,240	$—	$13,240
Policyholder reserves	67,701	76,332	(8,631)
Other (including items <5% of total ordinary tax liabilities)	—	277	(277)

Subtotal	$80,941	$76,609	$4,332
Capital:
Investments	—	3	(3)

Subtotal	$—	$3	$(3)

Deferred Tax Liabilities	$80,941	$76,612	$4,329

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$207,585	$184,237	$23,348

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2014	December 31, 2013	Change
Total Deferred Tax Assets	$465,109	$557,865	$(92,756)
Total Deferred Tax Liabilities	80,941	76,612	4,329

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Tax effect of unrealized (gains)/losses			(13,751)
True up for prior unrealized gain/losses			40,326

Change in net deferred income tax			$(123,660)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014, 2013 and 2012 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			December 31, 2012
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%	$(41,797)	$(14,629)	3.3%
Pre-tax capital gains - Pre IMR	71,313	24,960	6.7%	110,202	38,571	6.5%	(401,177)	(140,412)	31.7%
Dividends received deduction		(11,550)	-3.1%		(14,000)	-2.3%		(14,000)	3.2%
Tax credits		(932)	-0.2%		(4,752)	-0.8%		(4,739)	1.1%
Non-deductible expenses		119	0.0%		496	0.1%		545	-0.1%
Change in tax contingency reserves		—	0.0%		(2,271)	-0.4%		(1,860)	0.4%
Reversal of IMR		(1,928)	-0.5%		(20,514)	-3.4%		(4,743)	1.1%
Change in non-admitted assets		2,520	0.7%		(2,259)	-0.4%		4,763	-1.1%
Prior year adjustments		(4,839)	-1.3%		(572)	-0.1%		(2,455)	0.6%
Retained deferred tax asset		5,133	1.4%		347,765	58.2%		—	0.0%
Change in statutory valuation allowance			0.0%		(379,797)	-63.7%		379,797	-85.9%
Other		7,321	2.0%		13,479	2.3%		(1,509)	0.3%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

Federal income taxes incurred		$3,192	0.9%		$(55,967)	-9.4%		$(87,009)	19.6%
Change in net deferred income taxes		123,660	33.1%		202,295	33.9%		287,767	-65.0%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

At December 31, 2014, the Company had $234.3 million of net operating loss carry forward which will begin to expire, if not utilized, in 2028. At December 31, 2014, the Company had no capital loss carry forward. At December 31, 2014, the Company had $13.6 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2019. At December 31, 2014, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, in 2030. At December 31, 2014, the Company had no minimum tax credit carry forward.

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, is as follows:

(In Thousands)	2014	2013
Balance, beginning of year	$—	$1,477
Gross increases related to tax positions in prior years	—	1,820
Gross decreases related to tax positions in prior years	—	—
Gross increases related to tax positions in current year	—	—
Settlements with Former Parent	—	(3,297)
Close of tax examinations/statutes of limitations	—	—

Balance, end of year	$—	$—

The Company recognizes interest accrued related to unrecognized tax benefits (“UTBs”) in income tax expense. The Company has no accrued interest balance as of December 31, 2014 and December 31, 2013. The Company recognized $0.0 million and $0.5 million in gross interest benefit related to UTBs during the years ended December 31, 2014 and 2013, respectively. The Company has not accrued any penalties related to UTBs.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for UTBs at December 31, 2014. As of December 31, 2014, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a separate consolidated federal income tax return for the year ended December 31, 2014 with its subsidiaries, DLNY and DLRC, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Delaware Department of Insurance.

Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

As discussed in Note 2, there were two distributions to the Former Parent from gross paid in and contributed surplus during 2013.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Delaware Department of Insurance.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS (CONTINUED)

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus (Unassigned Funds)	Change in Gross Paid-in and Contributed Surplus
2013	$1,851,883	$(1,851,883	)*

*	Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2014 and 2013.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future partnership investments of $25.0 million and $3.7 million as of December 31, 2014 and 2013, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $4.1 million for guaranty fund assessments as of December 31, 2014 and 2013, respectively. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations. This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013. The IRS did not reach any conclusion in 2013 and therefore included the issue was included again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014. The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2014, 2013 and 2012, the Company’s financial statements reflect benefits of $8.9 million, $13.4 million and $11.6 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Under the Sale Transaction Agreement among SLF’s affiliates and the Parent, the Parent, acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property law.

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Pledged or Restricted Assets

The following assets were restricted at December 31, 2014 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which was reported as cash equivalents.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below)

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

The following are restricted assets (including pledged assets):

				Gross Restricted
(In Thousands)
			Current Year						Percentage

										Admitted
			Total Separate					Total Current	Gross	Restricted
			Account (S/A)	S/A Assets				Year	Restricted	to Total
	Total General	G/A Supporting	Restricted	Supporting G/A		Total From	Increase/	Admitted	Total	Admitted
Restricted Asset Category	Account (G/A)	S/A Activity	Assets	Activity	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	547,642	—	—	—	547,642	449,188	98,454	547,642	1.35%	1.35%
Subject to reverse repurchase agreements	332,969	—	—	—	332,969	499,591	(166,622)	332,969	0.82%	0.82%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	10,500				10,500		10,500	10,500	0.03%	0.03%
On deposit with states	4,051	—	—	—	4,051	4,223	(172)	4,051	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral not captured including assets backing funding	269,387				269,387		269,387	269,387	0.66%	0.66%
Pledged as collateral not captured in other categories	103,987	—	—	—	103,987	60,610	43,377	103,987	0.25%	0.25%
Other restricted assets	1,415,320	—	—	—	1,415,320	7,222	1,408,098	1,415,320	3.47%	3.47%

Total restricted assets	$2,683,856	$—	$—	$—	$2,683,856	$1,020,834	$1,663,022	$2,683,856	6.59%	6.59%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative collateral	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

Total	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$6,251	$—	$—	$—	$6,251	$7,222	$(971)	$6,251	0.02%	0.02%
Collateral for unsettled trades	$1,409,069	$—	$—	$—	$1,409,069	$—	$1,409,069	$1,409,069	3.44%	3.46%

Total	$1,415,320	$—	$—	$—	$1,415,320	$7,222	$1,408,098	$1,415,320	3.46%	3.48%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its Massachusetts home office. Rental expenses for 2014 and 2013 were $2.1 million and $0.9 million, respectively.

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 and 2012 were approximately $2.5 million and $5.4 million, respectively.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana home office. Rental expense for 2014 was $0.1 million.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts home office. No rental expense was incurred for 2014.

a. At January 1, 2015, minimum aggregate rental commitments were as follows:

	Year Ending	(In Thousands)
	December 31	Operating Leases
1.	2015	$2,227
2.	2016	1,357
3.	2017	1,362
4.	2018	1,366
5.	2019	1,371

6.	Aggregate total all future years	$4,237

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings were subject interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $90 thousand. At December 31, 2014, there were no amounts outstanding under the Facility.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for Back-up liquidity. The Company had $210.0 million outstanding borrowings at December 31, 2014. The Company has determined the estimated maximum borrowing capacity available at December 31, 2014 as $23.3 million. The Company calculated this amount in accordance with its current FHLB capital stock. This amount was repaid during January 2015.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

FHLB Capital Stock

a. Aggregate Totals

1 Current Year

(In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	641	641	—
(c) Active Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total	10,500	10,500	—
Actual or Estimated Borrowing Capacity
(f) as Determined by the Insurer	$23,333	XXX	XXX

2 Prior Year-end

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	—	—	—
(c) Active Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	—	—	—
(f) Actual or Estimated Borrowing Capacity as Determined by the Insurer	—	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands) Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	—	$10,500	—	—	—	—

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

b. Maximum Amount Pledged During Reporting Period

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Borrowing from FHLB

a. Amount as of Reporting Date

1 Current Year

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

2 Prior Year-end

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

70

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

c. FHLB – Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

19.	SUBSEQUENT EVENTS

On March 26, 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Subsequent events have been considered through April 27, 2015.

****

71

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed May 30, 2007.)

	(2)	Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)

	(4)	Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(5)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-68601, filed on February 12, 2001.)

	(6)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(7)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(9)	Long Term Accumulation Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(10)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.)

	(11)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-143354, on October 7, 2008.)

E.	(1)	Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(2)	Application For Scheduled Increases (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 143354, filed on April 27, 2010.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.)

	(3)	Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on April 23, 2004.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(7)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(11)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(12)	Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(13)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc., and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.)

	(14)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(15)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1)	Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143354, filed on October 10, 2007.)

	(2)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, inc., dated December 1, 2013.

J.	(1)	Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-143354, filed on August 11, 2014.)

	(2)	Resolution of the Board of Directors of the Depositor dated August 1, 2014, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consents of Independent Registered Public Accounting Firms.

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company of 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company of 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Delaware Life Insurance Company, which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed April 29, 2015.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas G. Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c)	Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481, at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481, or at the offices of se2, inc. at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2015.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E, Sams, Jr.*	Chief Executive Officer and Director	April 29, 2015
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting Officer and Treasurer	April 29, 2015
Michael K. Moran	(Principal Financial Officer and Principal
Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2015
Kenneth N. Crowley	Dennis A. Cullen, Director
Daniel J. Towriss, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-143354, filed on August 11, 2014.

EXHIBIT INDEX

I.(2)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, inc.

K.	Legal Opinion

N	Consents of Independent Registered Public Accounting Firms

Representation of Counsel Pursuant to Rule 485(b)